As filed with the Securities and Exchange Commission on April 27, 2005

                                                     1933 Act File No. 033-13019
                                                     1940 Act File No. 811-05083

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                       Pre-Effective Amendment No. ___ [ ]
                      Post-Effective Amendment No. 28  [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]
                              Amendment No. 29         [X]


                        VAN ECK WORLDWIDE INSURANCE TRUST
               (Exact Name of Registrant as Specified in Charter)

                                 99 Park Avenue
                            New York, New York 10016
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 687-5200

                              Patricia Maxey, Esq.
                         Van Eck Associates Corporation
                                 99 Park Avenue
                            New York, New York 10016
                     (Name and Address of Agent for Service)

                                    Copy to:
                               Philip Newman, Esq.
                               Goodwin Procter LLP
                                 Exchange Place
                                 53 State Street
                           Boston, Massachusetts 02109

It is proposed that this filing will become effective (check appropriate box)
      [ ] immediately  upon filing pursuant to paragraph (b)
      [X] on April 29, 2005 pursuant to paragraph (b)
      [ ] 60 days after filing  pursuant to paragraph (a)(1)
      [ ] on (date) pursuant to paragraph (a)(1)
      [ ] 75 days after filing pursuant to paragraph (a)(2)
      [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
      [ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                        VAN ECK WORLDWIDE INSURANCE TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

      Cover Sheet

      Contents of Registration Statement

      Combined Prospectus for Initial Class shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund

      Combined Prospectus for Class R1 shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund

      Prospectus for Initial Class shares of Worldwide Absolute Return Fund

      Combined Statement of Additional Information for Initial Class shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund

      Combined Statement of Additional Information for Class R1 shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund

      Statement of Additional Information for Initial Class shares of Worldwide Absolute Return Fund

      Part C - Other Information

      Signature Page

      Exhibits

                                                                  VAN ECK GLOBAL

                                                       WORLDWIDE INSURANCE TRUST

                                                                      PROSPECTUS


                                                                     MAY 1, 2005





                                                             WORLDWIDE BOND FUND

                                                 WORLDWIDE EMERGING MARKETS FUND

                                                      WORLDWIDE HARD ASSETS FUND

                                                      WORLDWIDE REAL ESTATE FUND
                                                          (INITIAL CLASS SHARES)









                                            THESE   SECURITIES  HAVE  NOT  BEEN
                                            APPROVED OR  DISAPPROVED  EITHER BY
                                            THE    SECURITIES    AND   EXCHANGE
                                            COMMISSION  (SEC)  OR BY ANY  STATE
                                            SECURITIES COMMISSION.  NEITHER THE
                                            SEC NOR ANY  STATE  COMMISSION  HAS
                                            PASSED   UPON   THE   ACCURACY   OR
                                            ADEQUACY  OF THIS  PROSPECTUS.  ANY
                                            CLAIM TO THE CONTRARY IS A CRIMINAL
                                            OFFENSE.




                                                   GLOBAL INVESTMENTS SINCE 1955

TABLE OF CONTENTS


I. THE FUNDS

INCLUDES A PROFILE OF EACH FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.


    WORLDWIDE BOND FUND                                                        2
    WORLDWIDE EMERGING MARKETS FUND                                            5
    WORLDWIDE HARD ASSETS FUND                                                 9
    WORLDWIDE REAL ESTATE FUND                                                13

II. ADDITIONAL INVESTMENT STRATEGIES                                          16

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

III. HOW THE FUNDS ARE MANAGED                                                24

MANAGEMENT OF THE FUNDS, FUND EXPENSES, TAXES, AND SHAREHOLDER INQUIRIES.

IV. FINANCIAL HIGHLIGHTS                                                      30

I. THE FUNDS


VAN ECK WORLDWIDE INSURANCE TRUST IS A MUTUAL FUND (THE "TRUST") COMPRISED OF FIVE SEPARATE SERIES (EACH, A "FUND"). VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE "ADVISER") TO EACH OF THE FUNDS.


THIS SECTION INCLUDES A PROFILE OF EACH FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

1. WORLDWIDE BOND FUND (INITIAL CLASS)

The Fund offers two classes of shares: shares which have been continuously offered since the inception of the Fund (the "Initial Class") and Class R shares which became available for purchase on May 1, 2004. This prospectus pertains only to the offering of Initial Class shares of the Fund.

OBJECTIVE

The Worldwide Bond Fund seeks high total return--income plus capital appreciation--by investing globally, primarily in a variety oF debt securities.

PRINCIPAL STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets in investment grade debt securities rated B or better by Standard & Poor's (S&P) or Moody's Investors Service (Moody's). The Fund may also invest in unrated securities of comparable quality in the Adviser's opinion. The Fund intends to invest no more than 20% of assets in debt securities rated below investment grade ("junk bonds"), and then only in lower-rated debt issued by governments or government agencies. This policy is not a fundamental policy and may be changed by the vote of a majority of the Board of Trustees and without a shareholder vote. However, the Fund will provide shareholders with 60 days' notice before changing its 80% policy.

During normal economic conditions, the Fund intends to invest in debt issued by domestic and foreign governments (and their agencies and subdivisions), multi-national entities like the World Bank, the Asian Development Bank, the European Investment Bank, and the European Community. The Fund will also invest in corporate bonds, debentures, notes, commercial paper, time deposits, certificates of deposit, and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants.


The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds, and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. At times these investments may be at a purchase price which reflects a premium above or a discount below the investment company's net asset value. The Fund may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. ETFs are investment companies which shares are traded on a securities exchange. Investments in other investment companies involve additional fees, and are subject to limitations under the 1940 Act.


The Adviser expects the Fund's average maturity to range between three and ten years. The Adviser seeks bonds with a high relative value. There is no limit on the amount the Fund may invest in one country or in securities denominated in one currency. Normally, the Fund will be invested in at least three countries besides the United States.

PRINCIPAL RISKS


An investment in the Fund involves the risk of losing money. Prices of fixed income securities, and with them the Fund's share value, tend to fall when interest rates go up and to rise when interest rates fall. The longer the maturity or duration of the debt security, the higher the risk of price fluctuations due to changes in interest rates. Bonds rated below investment grade are subject to greater risks than investment grade debt securities and are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund may engage in active and frequent trading to achieve its investment objectives. Consequently, the Fund may suffer adverse tax consequences and increased transaction costs that may affect performance. Because the Fund may borrow in amounts not to exceed 30% of its net assets to buy more securities, it is subject to leverage risk. Long-term investments entail greater risk of loss than short-term investments The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to the non-diversification risk. A large loss in an individual stock may cause a much larger loss in a non-diversified fund's value.


An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

2 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

I. THE FUNDS/WORLDWIDE BOND

WORLDWIDE BOND FUND PERFORMANCE

The chart below shows the historical annual total returns of Van Eck Worldwide Bond Fund Initial Class shares. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE BOND FUND
ANNUAL TOTAL RETURNS (%)
As of December 31,


  17.30    2.53    2.38    12.75  -7.82    1.88   -5.11   21.66    18.16    9.15
--------------------------------------------------------------------------------
  `95      `96     `97     `98     `99      `00    `01      `02     `03      `04

During the period covered, the Fund's highest quarterly return was 11.07% for the quarter ended 3/31/95. The lowest quarterly return was -5.41% for the quarter ended 3/31/01.

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.


WORLDWIDE BOND FUND
AVERAGE ANNUAL TOTAL RETURNS+


As of December 31, 2004
                                                   1 Year     5 Year     10 Year
  Initial Class
    Return Before Taxes                            9.15%       8.69%       6.86%

  Citigroup World Government Bond Index*          10.35%       8.79%       7.60%


* The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. Each has a total market capitalization of eligible issues of at least US$20 billion and Euro15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

     The Citigroup World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

     +Initial Class Inception Date: 9/1/89.

3 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE BOND FUND EXPENSES


This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE BOND FUND
Shareholder Transaction Expenses                                        N/A

ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)                    INITIAL CLASS
  Management/Administration Fees                                           1.00%
  Other Expenses                                                           0.27%
TOTAL FUND OPERATING EXPENSES                                              1.27%


The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Initial Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE


  1 year                                           $129
  3 years                                          $403
  5 years                                          $697
  10 years                                         $1,534


4 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                       I. THE FUNDS / WORLDWIDE EMERGING MARKETS

2. WORLDWIDE EMERGING MARKETS FUND (INITIAL CLASS)

The Fund offers two classes of shares: shares which have been continuously offered since the inception of the Fund (the "Initial Class") and Class R shares which became available for purchase on May 1, 2004. This prospectus pertains only to the offering of Initial Class shares of the Fund.

OBJECTIVE

The Worldwide Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

PRINCIPAL STRATEGIES

The Fund emphasizes investment in countries that have relatively low gross national product per capita, as well as the potential for rapid economic growth. Under normal conditions, the Fund will invest at least 80% of its net assets in emerging countries or emerging market equity securities. These include issues of companies in emerging countries, issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities. This policy is not a fundamental policy and may be changed by the vote of a majority of the Board of Trustees and without a shareholder vote. However, the Fund will provide shareholders with 60 days' notice before changing its 80% policy. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to, or in anticipation of, adverse market, economic, political or other conditions. When so invested, the Fund may not achieve its investment objective.

The Fund generally invests in common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. Holdings may include issues denominated in currencies of emerging countries, securities of investment companies (like country funds) that invest in emerging countries, and American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities. The Fund may also invest in collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.


The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds, and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. At times these investments may be at a purchase price which reflects a premium above or a discount below the investment company's net asset value. The Fund may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. ETFs are investment companies which shares are traded on a securities exchange. Investments in other investment companies involve additional fees, and are subject to limitations under the 1940 Act.


PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money. By investing in emerging markets, the Fund is exposed to certain risks. Many emerging markets are less liquid and more volatile than the U.S. market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund is subject to volatility due to foreign securities risk and emerging market risk, exaggeration of price movements due to leverage, interest rate changes and market fluctuation. The Fund may invest in securities of other investment companies, which may involve additional fees such as management and other fees. Because the Fund may borrow in amounts not to exceed 30% of its net assets to buy more securities, the Fund is subject to leverage risk.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

5 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE EMERGING MARKETS FUND PERFORMANCE

The chart below shows the historical annual total return of Van Eck Worldwide Emerging Markets Fund Initial Class shares. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE EMERGING MARKETS FUND
ANNUAL TOTAL RETURNS (%)

As of December 31,


  26.82    -11.61   -34.15    100.28   -41.87   -1.69   -3.02    54.19    25.89
 -------------------------------------------------------------------------------
  `96       `97       `98      `99       `00     `01     `02      `03      `04

During the period covered, the Fund's highest quarterly return was 56.88% for the quarter ended 12/31/99. The lowest quarterly return was -29.46% for the quarter ended 9/30/98.

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE EMERGING MARKETS FUND
AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2004


                                             1 YEAR     5 YEAR     LIFE OF FUND+

Initial Class
  Return Before Taxes                         28.89%     1.47%          5.16%

MSCI Emerging Markets Free Index*             25.95%     4.59%          4.29%



* The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. The index includes only stocks available for purchase by foreign (e.g., U.S.) investors.

     The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.


+    Initial Class Inception Date:12/21/95; (index return calculated from
     12/31/95).


6 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                       I. THE FUNDS / WORLDWIDE EMERGING MARKETS

WORLDWIDE EMERGING MARKETS FUND EXPENSES


This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE EMERGING MARKETS FUND
Shareholder Transaction Expenses                                   N/A

ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)*               INITIAL CLASS
  Management/Administration Fees                                    1.00%
  Other Expenses                                                    0.39%
  Fees/Expenses Waived or Reimbursed                                0.03%
NET ANNUAL OPERATING EXPENSES                                       1.36%

* For the period May 1, 2005 through April 30, 2006, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.40% of average daily net assets. For the fiscal year ended December 31, 2004, Total Fund Operating Expenses were 1.39%.


The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Initial Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE


  1 year                                          $142
  3 years                                         $440
  5 years                                         $761
  10 years                                        $1,669


7 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

3. WORLDWIDE HARD ASSETS FUND (INITIAL CLASS)

The Fund offers two classes of shares: shares which have been continuously offered since the inception of the Fund (the "Initial Class") and Class R shares which became available for purchase on May 1, 2004. This prospectus pertains only to the offering of Initial Class shares of the Fund.

OBJECTIVE

The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its net assets in "hard asset" securities. This policy is not a fundamental policy and may be changed by the vote of a majority of the Board of Trustees and without a shareholder vote. However, the Fund will provide shareholders with 60 days' notice before changing its 80% policy.

Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to:


     1. Precious metals

     2. Natural resources

     3. Real estate

     4. Commodities

In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

The Fund may invest more than 50% of its assets in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector.

Under normal circumstances, the Fund will invest in at least three countries including the United States. However, there is no limit on the amount the Fund may invest in any one country, developed or underdeveloped.

The Adviser believes that hard asset securities can produce long-term capital appreciation and help protect capital against inflation during cyclical economic expansions. Hard asset security values may move independently of industrial shares, so a hard asset portfolio can offset the fluctuations--and perhaps increase the return --of an industrial equity portfolio.

Worldwide Hard Assets Fund invests in a number of securities, and utilizes a number of techniques, that are covered in detail in the "Additional Investment Strategies" Section.

The Fund may invest in common stocks, preferred stocks (either convertible or non-convertible), debt securities, asset loaded securities, rights, warrants, derivatives, directly and indirectly in commodities, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares that are restricted to nationals or residents of a given country. Direct investments are generally considered illiquid and will be included with other illiquid investments. This total will be subject to the Fund's limits on illiquid investing.


The Fund may invest up to 10% of its net assets in precious metals, either bullion or coins. The Fund may invest up to 10% of its net assets in asset-backed securities such as collateralized mortgage obligations ("CMOs") and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by hard assets are excluded from this 10% limitation. The Fund uses derivatives to gain exposure to hard asset securities and to hedge exposure to hard asset securities. The Fund may invest up to 15% of its net assets in illiquid securities.


The Fund may invest up to 20% of its assets in debt securities not linked to hard assets. These securities include those either rated in the higher grades, for example, A or better by Standard & Poor's (S&P), or believed by the Fund's Adviser to be equivalent to higher-rated securities. The Fund has a flexible investment strategy regarding its investments in debt instruments seeking to take advantage of the yield curve.

8 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                            1. THE FUNDS / WORLDWIDE HARD ASSETS

The Fund's investments in short-term instruments will consist primarily of high grade debt securities or unrated securities of comparable quality issued by corporations, or by the U.S or foreign governments, their agencies and instrumentalities. The Fund seeks high quality debt securities with maturities of 10 years or less and a portfolio of 3 to 4 years. The Fund may borrow up to 30% of its assets to buy more securities.


The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds, and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. At times these investments may be at a purchase price which reflects a premium above or a discount below the investment company's net asset value. The Fund may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. ETFs are investment companies which shares are traded on a securities exchange. Investments in other investment companies involve additional fees, and are subject to limitations under the 1940 Act.


The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to, or in anticipation of, adverse market, economic, political or other conditions. When so invested, the Fund may not achieve its investment objective.


PRINCIPAL RISKS


An investment in the Fund involves the risk of losing money. The Fund is subject to risks associated with its investments in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund's portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund is also subject to non-diversification risk, leverage risk, illiquid securities risk, risks associated with investment in debt securities, including credit risk and interest rate risk, inflation risk, and foreign securities risks, including those related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of expropriation, nationalization or confiscatory taxation.


An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

9 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE HARD ASSETS FUND PERFORMANCE

The chart below shows the historical annual total returns of Van Eck Worldwide Hard Assets Fund Initial Class shares. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE HARD ASSETS FUND
ANNUAL TOTAL RETURNS (%)

As of December 31,



 10.99   18.04   -1.67   -30.93   21.00   11.41   -10.45   -2.85   44.78   24.23
--------------------------------------------------------------------------------
 `95     `96     `97      `98      `99     `00      `01     `02     `03    `04

During the period covered, the Fund's highest quarterly return was 18.63% for the quarter ended 12/31/03. The lowest quarterly return was -19.05% for the quarter ended 9/30/98.


The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.


WORLDWIDE HARD ASSETS FUND
AVERAGE ANNUAL TOTAL RETURNS +



As of December 31, 2004
                                            1 YEAR        5 YEAR         10 YEAR
Initial Class
  Return Before Taxes                       24.23%         11.76%          6.50%
Standard & Poor's 500 Index*                10.87%         -2.30%         12.05%
Goldman Sachs Natural Resources Index#      22.62%          5.55%          N/A



* The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

# The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.


     The Standard & Poor's 500 Index and the Goldman Sachs Natural Resources Index are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the deduction of the fees, expenses or taxes that are associated with an investment in the Fund. The indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+    Initial Class Inception Date: 9/1/89.

10 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                            I. THE FUNDS / WORLDWIDE HARD ASSETS

WORLDWIDE HARD ASSETS FUND EXPENSES


This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE HARD ASSETS FUND
Shareholder Transaction Expenses                                         N/A

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS)                   INITIAL CLASS
  Management/Administration Fees                                        1.00%
  Other Expenses                                                        0.20%
TOTAL FUND OPERATING EXPENSES                                           1.20%


The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Initial Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE


   1 year                                       $122
   3 years                                      $381
   5 years                                      $660
   10 years                                     $1,455



11 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

4. WORLDWIDE REAL ESTATE FUND (INITIAL CLASS)


The Fund offers two classes of shares: shares which have been continuously offered since the inception of the Fund (the "Initial Class") and Class R shares which became available for purchase on May 1, 2004. This prospectus pertains only to the offering of Initial Class shares of the Fund.

OBJECTIVE

The Worldwide Real Estate Fund seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of domestic and foreign companies that own significant property or principally do business in real estate. This policy is not a fundamental policy and may be changed by the vote of a majority of the Board of Trustees and without a shareholder vote. However, the Fund will provide shareholders with 60 days' notice before changing its 80% policy.

The Fund may also invest up to 20% of its assets in debt securities of real estate companies or in equity or debt securities of non-real estate companies. The Fund will not invest more than 20% of its assets in debt securities rated lower than "Baa" (junk bonds) by Moody's. The Fund may invest up to 10% of assets in unrated debt securities backed by real estate assets.


The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds, and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. At times these investments may be at a purchase price which reflects a premium above or a discount below the investment company's net asset value. The Fund may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. ETFs are investment companies which shares are traded on a securities exchange. Investments in other investment companies involve additional fees, and are subject to limitations under the 1940 Act.


Normally, the Fund will invest in at least three countries, including the United States. The Adviser expects to concentrate on investments in the U.S., Canada, Hong Kong, Singapore, Malaysia, Japan, Australia, Spain, France, the Netherlands, and the United Kingdom. The Fund may also invest in other non-U.S. markets, including emerging markets in Asia, Latin America, and Eastern Europe.

PRINCIPAL RISKS


An investment in the Fund involves the risk of losing money. Real estate investing can be risky by definition, and the Fund takes on additional risk by investing in real estate companies in emerging markets. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell. In addition, the Fund is subject to all the risks associated with companies in the real estate industry such as declines in property values, adverse economic conditions, overbuilding and competition. The Fund is also subject to the risks associated with investment in junk bonds. The Fund may engage in active and frequent trading to achieve its investment objectives. As a result, the Fund may suffer increased transaction costs that may affect performance. Because the Fund may borrow in amounts not to exceed 30% of its net assets to buy more securities, it is subject to leverage risk. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to the non-diversification risk. A large loss in an individual stock may cause a much larger loss in a non-diversified fund's value.


An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

12 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                            I. THE FUNDS / WORLDWIDE REAL ESTATE

WORLDWIDE REAL ESTATE FUND PERFORMANCE

The chart below shows the historical annual total returns of Van Eck Worldwide Real Estate Fund Initial Class shares. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.


WORLDWIDE REAL ESTATE FUND
ANNUAL TOTAL RETURNS (%)
As of December 31,



-11.35       -2.01       18.71       5.34       -4.48      34.50       36.21
--------------------------------------------------------------------------------
 `98         `99         `00         `01          `02       `03        `04

During the period covered, the Fund's highest quarterly return was 18.38 % for the quarter ended 9/30/97. The lowest quarterly return was -14.45% for the quarter ended 9/30/98.

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE REAL ESTATE FUND
AVERAGE ANNUAL TOTAL RETURNS


As of December 31, 2004


                                     1 Year       5 Year        Life of Fund+


Initial Class
  Return Before Taxes                 36.21%       16.95%            11.52%

Citigroup World Property Index*       36.56%       17.90%             7.95%
Standard & Poor's 500 Index#          10.87%       -2.30%             5.84%


* The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share value) of companies eligible for the Index.

# The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index is not comprised of the 500 largest companies on the New York Stock Exchange. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

     The Citigroup World Property Index and the Standard & Poor's 500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.


+    Initial Class Inception Date: 6/23/97; (index returns calculated from
     6/30/97).


13 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE REAL ESTATE FUND EXPENSES


This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.


WORLDWIDE REAL ESTATE FUND
Shareholder Transaction Expenses                                      N/A

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS)*                  INITIAL CLASS
  Management/Administration Fees                                       1.00%
  Other Expenses                                                       0.45%
  Fees/Expenses Waived or Reimbursed                                   0.25%
NET ANNUAL OPERATING EXPENSES                                          1.20%

* For the period May 1, 2005 through April 30, 2006, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.10% of average daily net assets. For the fiscal year ended December 31, 2004, Total Fund Operating Expenses were 1.45%.


The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Initial Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:


EXPENSE EXAMPLE


   1 year                              $  122
   3 years                             $  434
   5 years                             $  703
   10 years                            $1,714



14 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

II. ADDITIONAL INVESTMENT STRATEGIES
OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

MARKET RISK

An investment in the Fund involves "market risk"--the risk that securities prices may go up or down. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

PORTFOLIO HOLDINGS

Generally, it is the Funds' policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Funds' portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Fund's SAI.


OTHER INVESTMENT TECHNIQUES AND RISKS


ASSET-BACKED SECURITIES

FUNDS                                        All Funds

DEFINITION                                   Represent securitized pools of
                                             consumer loans and other
                                             assets unrelated to mortgages.


RISK Asset-backed securities have slightly different risk characteristics than other fixed-income securities, due to the fact that the principal on the underlying loans may be prepaid at any time.
                                             Generally, rates of prepayment
                                             increase when interest rates
                                             decline. Principal and
                                             interest payments depend on
                                             payment of the underlying
                                             loans, though issuers may
                                             support creditworthiness via
                                             letters of credit or other
                                             instruments.

BORROWING AND LEVERAGE

FUNDS                                        All Funds

DEFINITION                                   Borrowing to invest more is
                                             called "leverage." The Funds
                                             may borrow in amounts not to
                                             exceed 30% of its net assets
                                             to buy more securities. The
                                             Funds must maintain assets
                                             equal to 300% of its
                                             borrowings, and must sell
                                             securities to maintain that
                                             margin, even if the sale hurts
                                             the Funds' investment
                                             positions.

                                             Leverage exaggerates the
RISK effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Funds expect to borrow only via negotiated loan agreements with commercial banks or other institutional lenders.

15 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

FUNDS                                        All Funds

DEFINITION                                   Asset-backed securities backed
                                             by pools of mortgages. CMOs
                                             are fixed-income securities,
                                             rated by agencies like other
                                             fixed-income securities; the
                                             Funds invest in CMOs rated A
                                             or better by S&P and Moody's.
                                             CMOs "pass through" payments
                                             made by individual mortgage
                                             holders.

RISK Mortgage holders often refinance when interest rates fall; reinvestment of prepayments at lower rates can reduce the yield of the CMO.
                                             Issuers of CMOs may support
                                             interest and principal
                                             payments with insurance or
                                             guarantees. The Fund may buy
                                             uninsured or non-guaranteed
                                             CMOs equal in creditworthiness
                                             to insured or guaranteed CMOs.


DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

FUNDS                                        All Funds

DEFINITION                                   Debt securities are usually
                                             thought of as bonds, but debt
                                             may be issued in other forms
                                             of debentures or obligations.
                                             When an issuer sells debt
                                             securities, it sells them for
                                             a certain price, and for a
                                             certain term. Over the term of
                                             the security, the issuer
                                             promises to pay the buyer a
                                             certain rate of interest, then
                                             to repay the principal at
                                             maturity. Debt securities are
                                             also bought and sold in the
                                             "secondary market" - that is,
                                             they are traded by people
                                             other than their original
                                             issuers.

RISK The market value of debt securities tends to go up when interest rates fall, and go down when the rates rise. Debt securities come in different qualities, as established by ratings agencies such as S&P or Moody's. Any debt security may default (fail to pay interest) or fail (fail to repay principal at maturity).
                                             Low-quality issues are
                                             considered more likely to
                                             default or fail than
                                             high-quality issues. Some debt
                                             securities are unrated. Their
                                             likely performance has to be
                                             evaluated by the Funds'
                                             Adviser.


16 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

DEFENSIVE INVESTING


FUNDS                                        All Funds


DEFINITION                                   A deliberate, temporary shift in
                                             portfolio strategy which may be
                                             undertaken when markets start
                                             behaving in volatile or unusual
                                             ways. A Fund may, for temporary
                                             defensive purposes, invest a
                                             substantial part of its assets in
                                             bonds of U.S. or foreign
                                             governments, certificates of
                                             deposit, bankers' acceptances,
                                             high grade commercial paper, and
                                             repurchase agreements. At such
                                             times, a Fund may have all of its
                                             assets invested in a single
                                             country or currency.

RISK "Opportunity cost" -- i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. A Fund may not achieve its investment objective during periods of defensive investing.

DERIVATIVES

FUNDS                                        All Funds

DEFINITION                                   A derivative is a security that
                                             derives its present value from
                                             the current value of another
                                             security. It can also derive its
                                             value from a commodity, a
                                             currency, or a securities index.
                                             The Fund uses derivatives, either
                                             on its own, or in combination
                                             with other derivatives, to offset
                                             other investments with the aim of
                                             reducing risk--called "hedging."
                                             The Fund also invests in
                                             derivatives for their investment
                                             value.

                                             Kinds of derivatives include (but
                                             are not limited to): forward
                                             contracts, futures contracts,
                                             options and swaps. The Fund will
                                             not commit more than 5% of its
                                             assets to initial margin deposits
                                             on futures contracts and premiums
                                             on options for futures contracts
                                             (leverage). Hedging, as defined
                                             by the Commodity Exchange Act, is
                                             excluded from this 5% limit.

RISK                                         Derivatives bear special risks by
                                             their very nature. A Fund's
                                             Adviser must correctly predict
                                             the price movements, during the
                                             life of a derivative, of the
                                             underlying asset in order to
                                             realize the desired results from
                                             the investment. Price swings of
                                             an underlying security tend to be
                                             magnified in the price swing of
                                             its derivative. If a Fund invests
                                             in a derivative with "leverage"
                                             (by borrowing), an unanticipated
                                             price move might result in the
                                             Fund losing more than its
                                             original investment.

                                             For a complete discussion of the
                                             kinds of derivatives in which the
                                             Funds may invest, and of their
                                             risks, please see the SAI.



17 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

DIRECT INVESTMENTS

FUNDS                                        All Funds except Worldwide
                                             Bond Fund

DEFINITION                                   Investments made directly with
                                             an enterprise via a
                                             shareholder or similar
                                             agreements--not via publicly
                                             traded shares or interests.

                                             Direct investments may involve
                                             high risk of substantial loss.
                                             Such positions may be hard to
                                             sell because they are not
                                             listed on an exchange, and
                                             prices of such positions may
                                             be unpredictable.

RISK A direct investment price as stated for valuation may not be the price a Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. The Board of Trustees considers direct investments illiquid, and will aggregate direct investments with other illiquid investments under the illiquid investing limits of each Fund.


EMERGING MARKETS SECURITIES


FUNDS                                        All Funds

DEFINITION                                   Securities of companies that
                                             are primarily located in
                                             developing countries. (See
                                             "Foreign Securities," below,
                                             for basic information on
                                             foreign investment risks.)

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price, or difficult to trade. The recent extraordinary returns in emerging markets securities may not recur. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S.
                                             Market risks may include
                                             economies that only
                                             concentrate in a few
                                             industries, securities issues
                                             that are held by a few
                                             investors, limited trading
                                             capacity in local exchanges,
                                             and the possibility that
                                             markets or issues may be
                                             manipulated by foreign
                                             nationals who have inside
                                             information.



18 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

FREQUENT TRADING


FUNDS                                        Worldwide Emerging Markets
                                             Fund, Worldwide Hard Assets
                                             Fund, Worldwide Bond Fund

DEFINITION                                   The Fund may engage in active
                                             and frequent trading of
                                             portfolio securities to
                                             achieve their principal
                                             investment objectives. The
                                             Financial Highlights Table at
                                             the end of this Prospectus
                                             shows the Funds' portfolio
                                             turnover rates during the
                                             recent fiscal years. A
                                             portfolio turnover rate of
                                             200%, for example, is
                                             equivalent to a Fund buying
                                             and selling all of its
                                             investments two times during
                                             the course of the year.


RISK Increased trading will likely result in an increase in trading costs for the Funds, which can affect a Fund's return.


FOREIGN CURRENCY TRANSACTIONS


FUNDS                                        All Funds

DEFINITION                                   The money issued by foreign
                                             governments; the contracts
                                             involved in buying and selling
                                             foreign money in order to buy
                                             and sell foreign securities
                                             denominated in that money.

RISK                                         Foreign currencies shift in
                                             value against U.S. currency.
                                             These relative price swings
                                             can make the return on an
                                             investment go up or down,
                                             entirely apart from the
                                             quality or performance of the
                                             investment itself. The Fund
                                             enters into various hedging
                                             contracts to buy and sell
                                             foreign currency, including
                                             futures contracts (see
                                             "Derivatives," above). Except
                                             for the Worldwide Bond Fund,
                                             the Fund may buy currency as
                                             an investment. Successful
                                             hedging or investing in
                                             currency requires successful
                                             predicting of currency prices,
                                             which is not always possible.

FOREIGN SECURITIES

FUNDS                                        All Funds

DEFINITION                                   Securities issued by foreign
                                             companies, traded in foreign
                                             currencies, or issued by
                                             companies with most of their
                                             business interests in foreign
                                             countries.

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of expropriation, confiscatory taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing--than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular.

                                             Some of these risks may be
                                             reduced when the Fund invests
                                             indirectly in foreign issues
                                             via American Depositary
                                             Receipts (ADRs), European
                                             Depositary Receipts (EDRs),
                                             American Depositary Shares
                                             (ADSs), Global Depositary
                                             Shares (GDSs), and securities
                                             of foreign investment funds or
                                             trusts, including passive
                                             foreign investment companies.
                                             These vehicles are traded on
                                             larger, recognized exchanges
                                             and in stronger, more
                                             recognized currencies.

                                             Russia: The Fund invests only
                                             in those Russian companies
                                             whose registrars have
                                             contracted to allow the Funds'
                                             Russian sub-custodian to
                                             inspect share registers and to
                                             obtain extracts of share
                                             registers through regular
                                             audits. These procedures may
                                             reduce the risk of loss, but
                                             there can be no assurance that
                                             they will be effective.

19 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

INVESTMENTS IN OTHER INVESTMENT COMPANIES

FUNDS                                        All Funds

DEFINITION                                   Such investments are commonly used
                                             as a practical means by which the
                                             Fund may participate in, or gain
                                             rapid exposure to, certain market
                                             sectors, or when direct investments
                                             in certain countries are not
                                             permitted by foreign entities.

RISK Investments subject to the underlying risks of that investment company's portfolio securities or assets. The Fund will also bear its share of the investment company's fees and expenses.

                                             ETFs involve risks generally
                                             associated with investments in
                                             a broadly based portfolio of
                                             common stocks, including the
                                             risk that the general level of
                                             market prices, or that the
                                             prices of securities within a
                                             particular sector, may
                                             increase or decline. ETFs and
                                             closed-end funds may trade at
                                             a premium or discount to their
                                             net asset value, which may be
                                             substantial in the case of
                                             closed-end funds. If
                                             investment company securities
                                             are purchased at a premium to
                                             net asset value, the premium
                                             may not exist when those
                                             securities are sold and the
                                             Fund could incur a loss.



INDEXED COMMERCIAL PAPER

FUNDS                                        All Funds


DEFINITION                                   For hedging purposes only, the Fund
                                             invests in commercial paper
                                             with the principal amount
                                             indexed to the difference, up
                                             or down, in value between two
                                             foreign currencies. The Fund
                                             segregates asset accounts with
                                             an equivalent amount of cash,
                                             U.S. government securities, or
                                             other highly liquid securities
                                             equal in value to this
                                             commercial paper.

RISK Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the
                                             U.S. dollar value of
                                             foreign-denominated
                                             investments. At the same time,
                                             this commercial paper provides
                                             an attractive money market
                                             rate of return.


LACK OF RELIABLE FINANCIAL INFORMATION

FUNDS                                        All Funds

DEFINITION                                   Emerging markets securities
                                             issuers are subject to
                                             different disclosure
                                             requirements than those of
                                             U.S. and Western European
                                             issuers.

RISK There may not be available reliable financial information which has been prepared and audited in accordance with
                                             U.S. or Western European
                                             generally accepted accounting
                                             principles and auditing
                                             standards.

LOANS OF PORTFOLIO SECURITIES


FUNDS                                        All Funds


DEFINITION                                   The Fund may lend its securities,
                                             up to one-third of the value of
                                             its portfolio, to broker/dealers.
                                             Broker/dealers must collateralize
                                             (secure) these borrowings in full
                                             with cash, U.S. Government
                                             securities, or high-quality
                                             letters of credit.

RISK If a broker/dealer breaches its agreement either to pay for the loan, to pay for the securities, or to return the securities, the Fund may lose money.

20 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

LOW RATED DEBT SECURITIES


FUNDS                                        All Funds


DEFINITION                                   Debt securities, foreign and
                                             domestic, rated "below investment
                                             grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. By definition, they involve more risk of default than do higher-rated issues.

MARKET TIMING

FUNDS                                        All Funds

RISK Because shares of the Funds are sold exclusively to insurance companies to fund insurance company variable annuity and variable life insurance separate accounts, the Adviser cannot detect and prevent some shareholders
                                             ("market timers") from
                                             engaging in short-term
                                             trading, commonly referred to
                                             as "market timing," without
                                             the cooperation of these
                                             insurance companies. If the
                                             Adviser is unable to detect
                                             and prevent this practice, a
                                             Fund may incur additional
                                             expenses, the Fund's portfolio
                                             management process may be
                                             disrupted and long-term
                                             shareholders may be
                                             disadvantaged.


NON-DIVERSIFICATION RISK


FUNDS                                        Worldwide Bond Fund, Worldwide
                                             Hard Assets Fund, Worldwide
                                             Real Estate Fund



DEFINITION                                   Non-diversified funds may invest
                                             in fewer assets, or in larger
                                             proportions of the assets of
                                             single companies or industries.


RISK The effect of non-diversification is that the Fund may invest a greater percentage of its assets in one issuer, as compared with diversified funds. Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.


PARTLY PAID SECURITIES

FUNDS                                        All Funds

DEFINITION                                   Securities paid for on an
                                             installment basis. A partly paid
                                             security trades net of
                                             outstanding installment payments.
                                             The buyer "takes over payments."

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before the Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.


22 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

PRECIOUS METALS

FUNDS                                        Worldwide Hard Assets Fund

DEFINITION                                   Gold and silver in the form of
                                             bullion and coins, which have
                                             no numismatic (collectible)
                                             value. There is a
                                             well-established world market
                                             for precious metals.

RISK Precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in gold-producing countries may have a direct effect on the mining and distribution of gold, and consequently, on its price.
                                             The vast majority of gold
                                             producers are domiciled in
                                             just five countries: South
                                             Africa, the United States,
                                             Australia, Canada, and Russia.
                                             Under current U.S. tax law,
                                             the Fund may not receive more
                                             than 10% of its yearly income
                                             from selling precious metals
                                             or any other physical
                                             commodity. That law may
                                             require a Fund, for example,
                                             to hold precious metals when
                                             it would rather sell, or to
                                             sell other securities when it
                                             would rather hold them. Both
                                             may cause investment losses or
                                             lost opportunities for profit.
                                             The Fund also incurs storage
                                             costs for bullion and coins.


REAL ESTATE SECURITIES

FUNDS                                        Worldwide Hard Assets Fund,
                                             Worldwide Real Estate Fund

DEFINITION                                   The Funds may not invest in real
                                             estate directly, but the
                                             Worldwide Hard Assets Fund may
                                             invest more than 50% of its
                                             assets and the Worldwide Real
                                             Estate Fund, 100% of its assets,
                                             in real estate investment trusts
                                             (REITs) and other real estate
                                             industry companies or companies
                                             with substantial real estate
                                             investments.

RISK All general risks of real estate investing apply to REITs (for example, illiquidity and volatile prices), plus special risks of REITs in particular.

23 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS


REPURCHASE AGREEMENTS


FUNDS                                        All Funds


DEFINITION                                   In a repurchase agreement, the
                                             Fund acquires a security for a
                                             short time while agreeing to sell
                                             it back at a designated price and
                                             time. The agreement creates a
                                             fixed rate of return not subject
                                             to market fluctuations. The Fund
                                             enters into these agreements
                                             generally with member banks of
                                             the Federal Reserve System or
                                             certain non-bank dealers; these
                                             counterparties collateralize the
                                             transaction.


RISK There is a risk that the collateral may be difficult to liquidate and that a counterparty may default on a "repo," which may result in the Funds losing money.

SHORT SALES

FUNDS                                        All Funds except Worldwide
                                             Bond Fund


DEFINITION                                   In a short sale, the Fund borrows
                                             an equity security from a broker,
                                             and then sells it. If the value
                                             of the security goes down, the
                                             Fund can buy it back and return
                                             it to the broker, making a
                                             profit.

RISK If the value of the security goes up, the Fund will have to buy it back at a loss to make good on its borrowing. The Fund is required to "cover" its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in an account. (See the SAI for a complete definition of this account's liability.) This account cannot exceed 50% of the Fund's net assets.

WHEN-ISSUED DEBT SECURITIES


FUNDS                                        All Funds


DEFINITION                                   Debt securities issued at a
                                             fixed price and interest rate,
                                             but delivered and paid for
                                             some time later.

RISK Principal and interest of a when-issued security may vary during the period between purchase and delivery so that its value, if and when the Fund takes possession of it, may be different than when and if the Fund committed to buy it. The
                                             Fund will maintain reserves of
                                             cash, U.S. government securities
                                             or other liquid high quality
                                             securities in a segregated
                                             account to offset purchases of
                                             when-issued securities.

24 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

III. HOW THE FUNDS ARE MANAGED

FUND MANAGEMENT, INCLUDING A DESCRIPTION OF THE ADVISER, THE PORTFOLIO MANAGERS, THE CUSTODIAN, AND THE TRANSFER AGENT. HOW THE FUNDS SELL SHARES TO INSURANCE COMPANY SEPARATE ACCOUNTS. FUND EXPENSES AND TAX TREATMENT OF THE FUNDS.

RECENT DEVELOPMENTS

LEGAL INVESTIGATIONS AND PROCEEDINGS

In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.


In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser's ability to perform its obligations under the Investment Advisory Agreement.


MANAGEMENT OF THE FUNDS

DISTRIBUTOR

Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation for share sales of the Funds. The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Funds, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Funds and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Funds may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

INVESTMENT ADVISER

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 is the Adviser to each of the Funds. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts.


John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2004, the Adviser's assets under the management were approximately $1.8 billion.


THE ADVISER, THE FUNDS, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Funds sell shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Funds do not foresee any disadvantages to shareholders from offering the Funds to various companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance

25 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS company to withdraw its investments in one Fund, and place them in another. This might force a Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of a Fund to any separate accounts. It may also suspend or terminate the offering of shares of a Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the "Other Clients"), which trade in the same securities as the Trust. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Funds. From time to time such Other Clients may enter contemporaneous trades with those of the Funds, which implement strategies that are similar to or directly opposite those of the Trust. The Adviser will maintain procedures reasonably designed to ensure that the Funds are not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.


A discussion regarding the basis for the Board's approval of the investment advisory agreement of the Fund is available in the Fund's current SAI.


FEES PAID TO THE ADVISER

Each Fund paid the Adviser a monthly fee at an annual rate of 1.00% of average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services.

26 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                         SHAREHOLDER INFORMATION


PORTFOLIO MANAGERS

WORLDWIDE BOND FUND


The Worldwide Bond Fund is managed by a team of investment professionals. Current members of the team include:


CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 and has over 20 years of industry experience. He is also a portfolio manager of other mutual funds advised by the Adviser.


GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 and has over ten years of investment management experience. He is also a portfolio manager of other mutual funds advised by the Adviser.


WORLDWIDE EMERGING MARKETS FUND


DAVID A. SEMPLE. Mr. Semple joined Van Eck in 1998 as an Investment Director. He is also portfolio manager of another mutual fund advised by the Adviser. He has been in the investing business for 14 years as a manager and analyst.


WORLDWIDE HARD ASSETS FUND

The Worldwide Hard Assets Fund is managed by a team of investment professionals. Current members of the team include:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 and has over 20 years of industry experience. He is also a portfolio manager of other mutual funds advised by the Adviser.

DEREK S. VAN ECK. Mr. van Eck joined Van Eck in 1989. He is also a portfolio manager of other mutual funds advised by the Adviser. Mr. van Eck has over 15 years of investment management experience.

JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst. He is also a portfolio manager of other mutual funds advised by the Adviser.


SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000. Prior to joining Van Eck, Mr. Halpert was an analyst and trader at Goldman Sachs & Co. He is also a portfolio manager of other mutual funds advised by the Adviser.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 and has over ten years of investment management experience. He is also a portfolio manager of other mutual funds advised by the Adviser.

CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003. Prior to joining Van Eck, Mr. Malan was an analyst at JPMorgan Chase. From 1997-2000, he was an analyst at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan is also a portfolio manager of other mutual funds advised by the Adviser.


SHAWN REYNOLDS. Mr. Reynolds joined Van Eck in 2005 as an analyst focusing on energy. Prior to joining Van Eck, Mr. Reynolds was an analyst at Petrie Parkman & Co. Prior to 2001, Mr. Reynolds was an analyst with Credit Suisse First Boston, Goldman Sachs, and Lehman Brothers. He is also a portfolio manager of other mutual funds advised by the Adviser.

WORLDWIDE REAL ESTATE FUND


SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000. Prior to joining Van Eck, Mr. Halpert was an analyst and trader at Goldman Sachs & Co. He is also a portfolio manager of other mutual funds advised by the Adviser.


The SAI provides additional information about the above Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

27 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

THE CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE TRANSFER AGENT
Forum Financial Group LLC
Two Portland Square
Portland, Maine 04101



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Five Times Square
New York, New York 10036


COUNSEL
Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109


2. TAXES

Each Fund qualifies, and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code (the Code). As such, the Funds will not pay federal income tax to the extent that it distributes its income and capital gains.


The Code requires funds used by insurance company variable annuity and life insurance contracts to be adequately diversified in order to enjoy tax deferral privileges. The Funds intend to invest so as to comply with this provision.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.


28 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

SHAREHOLDER INFORMATION

3. HOW THE FUND SHARES ARE PRICED

Each Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. Each Fund calculates its NAV every day the New York Stock Exchange
(NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

Each Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the NAV of each Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, a Fund will use the security's "fair value" as determined in good faith in accordance with the Funds' Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds' Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.


In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.


Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds' fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY


The Funds' Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as "market timing," because such activities may be disruptive to the management of the Funds' portfolios of investments and may increase Fund expenses and negatively impact the Funds' performance.


29 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS


The Funds invest portions of their assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Funds' portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). The Funds' investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. In particular, Emerging Markets Fund's investments in emerging market securities may be less liquid, and the prices of such securities may be more volatile, than the securities of U.S. or other developed countries issuers. As a result, the Emerging Markets Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

The Funds discourage frequent purchases and redemptions of shares by its insurance companies' contract holders, and will not make special arrangements to accommodate such transactions in the Funds' shares. The Funds have requested assurance that such insurance companies have in place internal policies and procedures reasonably designed to address market timing concerns and have instructed such insurance companies to notify the Funds immediately if they are unable to comply with such policies and procedures. If a Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the account in question, or closing the account). If the action taken by the insurance company is deemed by the Fund insufficient, the Fund will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Funds.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds' shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices. The Funds' ability to detect and prevent frequent trading activities by insurance companies' contract holders may be limited by the willingness of the insurance companies to monitor for these activities. Consequently, some contract holders may be able to engage in market timing activity resulting in an adverse effect on the Funds' performance, expenses, and the interests of long-term contract holders.


For further details, contact Account Assistance.

For further information about the Funds, please call or write your insurance company, or call (800) 221-2220 (in New York, (212) 687-5200), or write to the Funds at the address on the cover page.

30 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

IV. FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's Initial Class of shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Total returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

Worldwide Bond Fund
Financial Highlights
For a share outstanding throughout each period:

                                                                              Initial Class Shares
                                                            --------------------------------------------------------
                                                                            Year Ended December 31,
                                                        ------------------------------------------------------------
                                                           2004        2003        2002          2001           2000
                                                          -----       -----       -----         -----          -----
Net Asset Value, Beginning of Period                    $ 13.31     $ 11.46     $  9.42       $ 10.37        $ 10.69
                                                        -------     -------     -------       -------        -------
Income From Investment Operations:
  Net Investment Income                                    0.64        0.53        0.35          0.57           0.52
  Net Realized and Unrealized Gain (Loss)
            on Investments and Foreign Currency
            Transactions                                   0.48        1.52        1.69         -1.08          -0.34
                                                        -------     -------     -------       -------        -------
Total from Investment Operations                           1.12        2.05        2.04         -0.51           0.18
                                                        -------     -------     -------       -------        -------
Less Dividends:
  Dividends from Net Investment Income                    -1.10       -0.20          --         -0.44          -0.50
                                                        -------     -------     -------       -------        -------
  Total Dividends                                         -1.10       -0.20          --         -0.44          -0.50
                                                        -------     -------     -------       -------        -------
            Redemption fees                               --(c)          --          --           --              --
                                                        -------     -------     -------       -------        -------
Net Asset Value, End of Period                          $ 13.33     $ 13.31     $ 11.46       $  9.42        $ 10.37
                                                        -------     -------     -------       -------        -------
                                                        -------     -------     -------       -------        -------
Total Return (a)                                          9.15%      18.16%      21.66%        -5.11%          1.88%
Ratios/Supplementary Data
Net Assets, End of Period (000)                         $64,353     $85,385     $95,040       $52,127        $74,083
Ratio of Gross Expenses to Average
  Net Assets                                              1.27%       1.21%       1.24%         1.24%          1.21%
Ratio of Net Expenses to Average
  Net Assets (b)                                          1.27%       1.19%       1.21%         1.19%          1.15%
Ratio of Net Investment Income to Average
  Net Assets                                              3.96%       3.58%       4.06%         4.62%          5.14%
Portfolio Turnover Rate                                      0%          6%         18%           22%            19%

(a)  Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b)  Excluding interest expense
(c)  Amount represents less than $0.01 per share



31 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

Worldwide Emerging Markets Fund
Financial Highlights
For a share outstanding throughout each period:

                                                                              Initial Class
                                                      -----------------------------------------------------------
                                                                         Year Ended December 31,
                                                      -----------------------------------------------------------
                                                            2004        2003        2002         2001        2000
                                                         -------     -------     -------      -------     -------
Net Asset Value, Beginning of Period                      $12.15      $ 7.89      $ 8.15       $ 8.29      $14.26
Income From Investment Operations:
  Net Investment Income (Loss)                              0.15        0.13        0.04         0.08       -0.03
  Net Realized and Unrealized
            Gain (Loss)
            on Investments, Swaps, Futures
            and Foreign Currency
            Transactions                                    2.98        4.14       -0.28        -0.22       -5.94
                                                      ----------  ----------  ----------   ----------   ---------
Total From Investment Operations                            3.13        4.27       -0.24        -0.14       -5.97
                                                      ----------  ----------  ----------   ----------   ---------

Less Dividends:
Dividend from Net Investment Income                        -0.07       -0.01       -0.02           --          --
                                                      ----------  ----------  ----------   ----------   ---------

Redemption fees                                            --(d)          --          --           --          --
                                                      ----------  ----------  ----------   ----------   ---------

Net Asset Value, End of Period                            $15.21      $12.15      $ 7.89       $ 8.15      $ 8.29
                                                      ----------  ----------  ----------   ----------   ---------
                                                      ----------  ----------  ----------   ----------   ---------
Total Return (a)                                          25.89%      54.19%      -3.02%       -1.69%     -41.87%

Ratios/Supplementary Data
Net Assets, End of Period (000)                         $169,845    $176,308    $149,262     $134,424    $129,047
Ratio of Gross Expenses to
            Average Net Assets                             1.39%       1.43%       1.36%        1.30%       1.33%
Ratio of Net Expenses to
            Average Net Assets (b)                      1.36%(c)    1.30%(c)    1.30%(c)        1.28%    1.26%(e)
Ratio of Net Investment Income (Loss)
            to Average Net Assets                       1.07%(c)    1.27%(c)    0.39%(c)        1.04%  (0.22)%(e)
Portfolio Turnover Rate                                      81%         63%        125%         135%        113%

(a)  Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b)  Excluding interest expense.
(c)  Net effect of expense waiver, brokerage arrangement and custodian fee arrangement to average net assets for the periods ended December 31, 2004, December 31, 2003 and December 31, 2002 was 0.03%, 0.09% and
     0.03% for Initial Class shares.
(d)  Amount represents less than $0.01 per share.
(e)  Net effect of expense waiver and brokerage arrangement to average net assets was 0.02%.


32 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

Worldwide Hard Assets Fund
Financial Highlights
For a share outstanding throughout each period:

                                                                                      Initial Class Shares
                                                                  -----------------------------------------------------------
                                                                                    Year Ended December 31,
                                                                  -----------------------------------------------------------
                                                                        2004        2003        2002         2001        2000
                                                                     -------     -------     -------      -------     -------
Net Asset Value, Beginning of Period                                  $14.84     $ 10.30     $ 10.69      $ 12.07     $ 10.96
                                                                     -------     -------     -------      -------     -------
Income from Investment Operations:
              Net Investment Income                                     0.08        0.05        0.08         0.14        0.16
              Net Realized and Unrealized Gain (Loss) on
              Investments, Options, Swaps and Foreign
              Currency Transactions                                     3.50        4.54       -0.38        -1.39        1.07
                                                                     -------     -------     -------      -------     -------
Total from Investment Operations                                        3.58        4.59       -0.30        -1.25        1.23
                                                                     -------     -------     -------      -------     -------
Less Dividends:
              Dividends from Net Investment Income                     -0.06       -0.05       -0.09        -0.13       -0.12
                                                                     -------     -------     -------      -------     -------
Total Dividends                                                        -0.06       -0.05       -0.09        -0.13       -0.12
                                                                     -------     -------     -------      -------     -------
              Redemption fees                                          --(c)          --          --           --          --
                                                                     -------     -------     -------      -------     -------
                                                                     -------     -------     -------      -------     -------
Net Asset Value, End of Period                                        $18.36     $ 14.84     $ 10.30      $ 10.69     $ 12.07
                                                                     -------     -------     -------      -------     -------
                                                                     -------     -------     -------      -------     -------
Total Return (a)                                                      24.23%      44.78%      -2.85%      -10.45%      11.41%
Ratios/Supplementary Data
Net Assets, End of Period (000)                                     $190,206    $158,683     $97,978      $77,549     $98,728
Ratio of Gross Expenses to Average Net Assets                          1.20%       1.23%       1.23%        1.18%       1.16%
Ratio of Net Expenses to Average Net Assets (b)                        1.20%       1.23%       1.20%        1.15%       1.14%
Ratio of Net Investment Income to Average
  Net Assets                                                           0.54%       0.59%       0.68%        1.13%       1.41%
Portfolio Turnover Rate                                                  60%         43%         63%          86%        110%


(a)   Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b)   Excluding interest expense.
(c)   Amount represents less than $0.01 per share.

      See Notes to Financial Statements


33 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

Worldwide Real Estate Fund
Financial Highlights
For a share outstanding throughout each period:

                                                                                       Initial Class Shares
                                                                     -------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                     -------------------------------------------------------
                                                                       2004        2003         2002        2001        2000
                                                                     ------      ------       ------      ------      ------
Net Asset Value, Beginning of Period                                 $13.24      $10.07       $10.87      $10.62      $ 9.15
                                                                     ------      ------       ------      ------      ------
Income From Investment Operations:
      Net Investment Income                                            0.49        0.33         0.38        0.35        0.34
      Net Realized and Unrealized Gain (Loss) on
      Investments and Foreign Currency Transactions                    4.24        3.06        -0.85        0.20        1.33
                                                                     ------      ------       ------      ------      ------
Total From Investment Operations                                       4.73        3.39        -0.47        0.55        1.67
                                                                     ------      ------       ------      ------      ------
Less Dividends:
      Dividends from Net Investment Income                            -0.22       -0.22        -0.33        -0.3       -0.20
                                                                     ------      ------       ------      ------      ------
      Total Dividends                                                 -0.22       -0.22        -0.33        -0.3       -0.20
Redemption fees                                                       --(d)          --           --          --          --
                                                                     ------      ------       ------      ------      ------
Net Asset Value, End of Period                                       $17.75      $13.24       $10.07      $10.87      $10.62
                                                                     ------      ------       ------      ------      ------
                                                                     ------      ------       ------      ------      ------
Total Return (a)                                                     36.21%      34.50%       -4.48%       5.34%      18.71%
Ratios/Supplementary Data
Net Assets, End of Period (000)                                     $28,163     $19,344      $15,309     $13,947      $6,875
Ratio of Gross Expenses to Average Net Assets                         1.45%       1.49%        1.48%       1.62%       2.27%
Ratio of Net Expenses to Average Net Assets (c)                       1.20%       1.49%     1.46%(b)    1.50%(b)    1.45%(b)
Ratio of Net Investment Income to Average (c)
                                                                      3.52%       2.68%        3.04%       4.17%       4.21%
Portfolio Turnover Rate                                                 29%         19%         139%         74%        233%

(a)  Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(b)  Excluding interest expense.
(c)  Net effect of expense waivers, brokerage arrangement and custodian fee arrangement to average net assets of the Initial
     Class shares for the years ended December 31, 2004, December 31, 2001 and December 31, 2000, was 0.25%, 0.07% and 0.12%,
     respectively.
(d)  Amount represents less than $0.01 per share.





34 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

YOUR INVESTMENT DEALER IS:




For more detailed information, see the
Statement of Additional Information
(SAI), which is incorporated by
reference into this prospectus.

Additional information about the Funds'
investments is available in the annual
and semi-annual reports to shareholders.
In the Funds' annual report, you will
find a discussion of the market
conditions and investment strategies
that significantly affected each Fund's
performance during its last fiscal year.

o    Call Van Eck at 1-800-221-2220, or
     visit the Van Eck website at
     www.vaneck.com to request, free of
     charge, the annual or semi-annual
     reports, the SAI, or other
     information about the Fund.

o    Information about the Funds
     (including the SAI) can also be
     reviewed and copied at the
     Securities and Exchange Commission
     (SEC) Public Reference Room in
     Washington, DC. Information about
     the operation of the Public
     Reference Room may be obtained by
     calling 1-202-942-8090.

o    Reports and other information about
     the Funds are available on the
     EDGAR Database on the SEC's
     internet site at
     http://www.sec.gov. In addition,
     copies of this information may be
     obtained, after paying a
     duplicating fee, by electronic
     request at the following email
     address: publicinfo@sec.gov, or by
     writing the SEC's Public Reference
     Section, Washington, DC 20549-0102.

Shares of the Funds are offered only to
separate accounts of various insurance
companies to fund the benefits of
variable life policies and variable
annuity policies. This Prospectus sets
forth concisely information about the
Trust and Funds that you should know
before investing. It should be read in
conjunction with the prospectus for the
Contract which accompanies this
Prospectus and should be retained for
future reference. The Contract involves
certain expenses not described in this
Prospectus and also may involve certain
restrictions or limitations on the
allocation of purchase payments or
Contract values to the Funds. In
particular, the Funds may not be
available in connection with a
particular Contract or in a particular
state. See the applicable Contract
prospectus for information regarding
expenses of the Contract and any
applicable restrictions or limitations
with respect to the Funds.


INVESTMENT COMPANY ACT
REGISTRATION NUMBER 811-05083



Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016

www.vaneck.com

                                                                  VAN ECK GLOBAL
                                                       WORLDWIDE INSURANCE TRUST
                                                                      PROSPECTUS
                                                                     MAY 1, 2005


                       WORLDWIDE BOND FUND
                         WORLDWIDE EMERGING MARKETS FUND
                           WORLDWIDE HARD ASSETS FUND
                             WORLDWIDE REAL ESTATE FUND

                                  (CLASS R1 SHARES)



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED EITHER BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR BY ANY STATE SECURITIES COMMISSION. NEITHER THE SEC NOR ANY STATE COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY CLAIM TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                   GLOBAL INVESTMENTS SINCE 1955

TABLE OF CONTENTS

I.    THE FUNDS

INCLUDES A PROFILE OF EACH FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

      WORLDWIDE BOND FUND                                2
      WORLDWIDE EMERGING MARKETS FUND                    7
      WORLDWIDE HARD ASSETS FUND                        12
      WORLDWIDE REAL ESTATE FUND                        17

II.   ADDITIONAL INVESTMENT STRATEGIES                  22

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

III.  HOW THE FUNDS ARE MANAGED                         33

MANAGEMENT OF THE FUNDS, FUND EXPENSES, TAXES, AND SHAREHOLDER INQUIRIES.

IV.   FINANCIAL HIGHLIGHTS                              39

I. THE FUNDS

VAN ECK WORLDWIDE INSURANCE TRUST IS A MUTUAL FUND (THE "TRUST") COMPRISED OF FIVE SEPARATE SERIES (EACH, A "FUND"). VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE "ADVISER") TO EACH OF THE FUNDS.

THIS SECTION INCLUDES A PROFILE OF EACH FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

1.    WORLDWIDE BOND FUND (CLASS R1)

The Fund offers two classes of shares: shares which have been continuously offered since the inception of the Fund (the "Initial Class") and Class R1 shares which became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances as described in Section III, subject to a redemption fee on redemptions within 60 days. This prospectus pertains only to the offering of Class R1 shares of the Fund.

OBJECTIVE

The Worldwide Bond Fund seeks high total return--income plus capital appreciation--by investing globally, primarily in a variety of debt securities.

PRINCIPAL STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its net assets in investment grade debt securities rated B or better by Standard & Poor's (S&P) or Moody's Investors Service (Moody's). The Fund may also invest in unrated securities of comparable quality in the Adviser's opinion. The Fund intends to invest no more than 20% of assets in debt securities rated below investment grade ("junk bonds"), and then only in lower-rated debt issued by governments or government agencies. This policy is not a fundamental policy and may be changed by the vote of a majority of the Board of Trustees and without a shareholder vote. However, the Fund will provide shareholders with 60 days' notice before changing its 80% policy.

During normal economic conditions, the Fund intends to invest in debt issued by domestic and foreign governments (and their agencies and subdivisions), multi-national entities like the World Bank, the Asian Development Bank, the European Investment Bank, and the European Community. The Fund will also invest in corporate bonds, debentures, notes, commercial paper, time deposits, certificates of deposit, and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants.

The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds, and exchange-traded funds ("ETFs"). The Fund may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. ETFs are investment companies which shares are traded on a securities exchange. Investment in other investment companies involve additional fees, and are subject to limitations under the 1940 Act.

The Adviser expects the Fund's average maturity to range between three and ten years. The Adviser seeks bonds with a high relative value. There is no limit on the amount the Fund may invest in one country or in securities denominated in one currency. Normally, the Fund will be invested in at least three countries besides the United States.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money. Prices of fixed income securities, and with them the Fund's share value will tend to fall when interest rates go up and to rise when interest rates fall. The longer the maturity or duration of the debt security, the higher the risk of price fluctuations due to changes in interest rates. Bonds rated below investment grade are subject to greater risks than investment grade debt securities and are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund may engage in active and frequent trading to achieve its investment objectives. Consequently, the Fund may suffer adverse tax consequences and increased transaction costs may affect performance.

2 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   I. THE FUNDS / WORLDWIDE BOND



Because the Fund may borrow in amounts not to exceed 30% of its net assets to buy more securities, it is subject to leverage risk. Long-term investments entail greater risk of loss than short-term investments.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to the non-diversification risk. A large loss in an individual stock may cause a much larger loss in a non-diversified fund's value.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.


WORLDWIDE BOND FUND PERFORMANCE

The Fund commenced offering Class R1 shares on May 1, 2004 and these shares have not yet completed a full calendar year of performance. The chart below shows the historical annual total returns of Van Eck Worldwide Bond Fund Initial Class shares. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE BOND FUND
ANNUAL TOTAL RETURNS (%)
As of December 31,

     17.30   2.53    2.38   12.75  -7.82  1.88   -5.11  21.66  18.16   9.15
--------------------------------------------------------------------------------
      `95     `96    `97     `98    `99    `00    `01    `02    `03    `04

During the period covered, the Fund's highest quarterly return was 11.07% for the quarter ended 3/31/95. The lowest quarterly return was -5.41% for the quarter ended 3/31/01.

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. The performance for the life of the R1 Class shares is also noted. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE BOND FUND
AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2004

--------------------------------------------------------------------------------
                                LIFE OF FUND     1 YEAR      5 YEAR     10 YEAR
                                (R CLASS) +    (INITIAL)   (INITIAL)   (INITIAL)
--------------------------------------------------------------------------------
Return Before Taxes                12.77%        9.15%       8.69%       6.86%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Citigroup World Government
  Bond Index*                      13.18%        10.35%      8.79%       7.60%
--------------------------------------------------------------------------------

* The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. Each has a total market capitalization of eligible issues of at least US$20 billion and Euro15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

      The Citigroup World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+ Initial Class Inception Date: 9/1/89; R Class Inception Date: 5/1/04 (index return calculated from 4/30/04).

3 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE BOND FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE BOND FUND
Shareholder Transaction Expenses                                           N/A

ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)                         CLASS R1
  Management/Administration Fees                                          1.00%
  Other Expenses                                                          0.59%
TOTAL FUND OPERATING EXPENSES                                             1.59%
  Fees/Expenses Waived or Reimbursed                                      0.26%
NET ANNUAL OPERATING EXPENSES                                             1.33%

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
  FEES (PAID BY THE VARIABLE PRODUCT OWNER DIRECTLY)

Sales Charge (load) on purchases and reinvested distributions              n/a
Deferred Sales Charge (load) on redemptions                                n/a
Redemption fee on interests in separate accounts
  held for less than 60 days (as a % of amount redeemed)                  1.00%

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class R1 shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

  1 year                                $  135
  3 years                               $  476
  5 years                               $  841
  10 years                              $1,867

4 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                       I. THE FUNDS / WORLDWIDE EMERGING MARKETS

2.    WORLDWIDE EMERGING MARKETS FUND (CLASS R1)

The Fund offers two classes of shares: shares which have been continuously offered since the inception of the Fund (the "Initial Class") and Class R1 shares which became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances as described in Section III, subject to a redemption fee on redemptions within 60 days. This prospectus pertains only to the offering of Class R1 shares of the Fund.

OBJECTIVE

The Worldwide Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

PRINCIPAL STRATEGIES

The Fund emphasizes investment in countries that have relatively low gross national product per capita, as well as the potential for rapid economic growth. Under normal conditions, the Fund will invest at least 80% of its net assets in emerging countries or emerging market equity securities. These include issues of companies in emerging countries, issues denominated in currencies of emerging countries, securities in investment companies (like country funds) that invest in emerging countries, and American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities. This policy is not a fundamental policy and may be changed by the vote of a majority of the Board of Trustees and without a shareholder vote. However, the Fund will provide shareholders with 60 days' notice before changing its 80% policy. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to, or in anticipation of, adverse market, economic, political or other conditions. When so invested, the Fund may not achieve its investment objective.

The Fund generally invests in common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. Holdings may include issues denominated in currencies of emerging countries, securities of investment companies (like country funds) that invest in emerging countries, and American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities. The Fund may also invest in collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.

The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds, and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. At times these investments may be at a purchase price which reflects a premium above or a discount below the investment company's net asset value. The Fund may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. ETFs are investment companies which shares are traded on a securities exchange. Investments in other investment companies involve additional fees, and are subject to limitations under the 1940 Act.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money. By investing in emerging markets, the Fund is exposed to certain risks. Many emerging markets are less liquid and more volatile than the U.S. market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund is subject to volatility due to foreign securities risk and emerging market risk, exaggeration of price movements due to leverage, interest rate changes and market fluctuation. The Fund may invest in securities of other investment companies, which may involve additional fees such as management and other fees. Because the Fund may borrow in amounts not to exceed 30% of its net assets to buy more securities, the Fund is subject to leverage risk.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

5 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE EMERGING MARKETS FUND PERFORMANCE

The Fund commenced offering Class R1 shares on May 1, 2004 and these shares have not yet completed a full calendar year of performance. The chart below shows the historical annual total return of Van Eck Worldwide Emerging Markets Fund Initial Class shares since the Fund's inception on 12/21/95. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE EMERGING MARKETS FUND
ANNUAL TOTAL RETURNS (%)

As of December 31,

    -11.61    -34.15    100.28    -41.87    -1.69    -3.02    54.19    25.89
--------------------------------------------------------------------------------
     `97       `98       `99       `00       `01      `02      `03      '04

During the period covered, the Fund's highest quarterly return was 56.88% for the quarter ended 12/31/99. The lowest quarterly return was -26.46% for the quarter ended 9/30/98.

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. The performance for the life of the R1 Class shares is also noted. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE EMERGING MARKETS FUND
AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2004

--------------------------------------------------------------------------------
                            LIFE OF FUND     1 YEAR      5 YEAR   LIFE OF FUND
                            (R CLASS) +    (INITIAL)   (INITIAL)   (INITIAL) +
--------------------------------------------------------------------------------
Return Before Taxes            27.39%        25.89%      1.47%        5.16%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MSCI Emerging Markets
  Free Index*                  25.01%        25.95%      4.59%        4.29%
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. The index includes only stocks available for purchase by foreign (e.g., U.S.) investors.

      The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+ Initial Class Inception Date: 12/21/95 (index return calculated from 12/31/95); R1 Class Inception Date:5/1/04 (index return calculated from 4/30/04).

6 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                       I. THE FUNDS / WORLDWIDE EMERGING MARKETS

WORLDWIDE EMERGING MARKETS FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE EMERGING MARKETS FUND
Shareholder Transaction Expenses                                           N/A

ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)                         CLASS R1
  Management/Administration Fees                                          1.00%
  Other Expenses                                                          0.52%
Fees/Expenses Waived or Reimbursed                                        0.13%
NET ANNUAL OPERATING EXPENSES                                             1.39%

*For the period May 1, 2005 through April 30, 2006, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.40% of average daily net assets. For the fiscal year ended December 31, 2004, Total Fund Operating Expenses were 1.52%.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

      FEES (PAID BY THE VARIABLE PRODUCT OWNER DIRECTLY)

Sales Charge (load) on purchases and reinvested distributions              n/a
Deferred Sales Charge (load) on redemptions                                n/a
Redemption fee on interests in separate accounts
  held for less than 60 days (as a % of amount redeemed)                  1.00%

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class R1 shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

  1 year                                $  142
  3 years                               $  468
  5 years                               $  817
  10 years                              $1,801

7 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

3. WORLDWIDE HARD ASSETS FUND (CLASS R1)

The Fund offers two classes of shares: shares which have been continuously offered since the inception of the Fund (the "Initial Class") and Class R1 shares which became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances as described in Section III, subject to a redemption fee on redemptions within 60 days. This prospectus pertains only to the offering of Class R1 shares of the Fund.

OBJECTIVE

The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its net assets in "hard asset" securities. This policy is not a fundamental policy and may be changed by the vote of a majority of the Board of Trustees and without a shareholder vote. However, the Fund will provide shareholders with 60 days' notice before changing its 80% policy.

Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to:

      1.   Precious metals
      2.   Natural resources
      3.   Real estate
      4.   Commodities

In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

The Fund may invest more than 50% of its assets in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector.

Under normal circumstances, the Fund will invest in at least three countries including the United States. However, there is no limit on the amount the Fund may invest in any one country, developed or underdeveloped.

The Adviser believes that hard asset securities can produce long-term capital appreciation and help protect capital against inflation during cyclical economic expansions. Hard asset security values may move independently of industrial shares, so a hard asset portfolio can offset the fluctuations--and perhaps increase the return--of an industrial equity portfolio.

8 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                            1. THE FUNDS / WORLDWIDE HARD ASSETS

Worldwide Hard Assets Fund invests in a number of securities, and utilizes a number of techniques, that are covered in detail in the "Additional Investment Strategies" Section.

The Fund may invest in common stocks, preferred stocks (either convertible or non-convertible), debt securities, asset loaded securities, rights, warrants, derivatives, directly and indirectly in commodities, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares that are restricted to nationals or residents of a given country. Direct investments are generally considered illiquid and will be included with other illiquid investments. This total will be subject to the Fund's limits on illiquid investing.

The Fund may invest up to 10% of its net assets in precious metals, either bullion or coins. The Fund may invest up to 10% of its net assets in asset-backed securities such as collateralized mortgage obligations ("CMOs") and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by hard assets are excluded from this 10% limitation. The Fund uses derivatives to gain exposure to hard asset securities and to hedge exposure to hard asset securities. The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund may invest up to 20% of its net assets in debt securities not linked to hard assets. These securities include those either rated in the higher grades, for example, A or better by Standard & Poor's (S&P) or believed by the Fund's Adviser to be equivalent to higher-rated securities. The Fund has a flexible investment strategy regarding its investments in debt instruments because it seeks to take advantage of the yield curve.

The Fund's investments in short-term instruments will consist primarily of high-grade debt securities or, unrated securities of comparable quality issued by corporations, or by the U.S or foreign governments, their agencies and instrumentalities. The Fund seeks high quality debt securities with maturities of 10 years or less and a portfolio of 3 to 4 years. The Fund may borrow up to 30% of its assets to buy more securities.

The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds, and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. At times these investments may be at a purchase price which reflects a premium above or a discount below the investment company's net asset value. The Fund may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. ETFs are investment companies which shares are traded on a securities exchange. Investments in other investment companies involve additional fees, and are subject to limitations under the 1940 Act.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to, or in anticipation of, adverse market, economic, political or other conditions. When so invested, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money. The Fund is subject to risks associated with its investments in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund's portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund is also subject to non-diversification risk, leverage risk, illiquid securities risk, risks associated with investment in debt securities, including credit risk and interest rate risk, inflation risk, and foreign securities risks, including those related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of expropriation, nationalization or confiscatory taxation.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

9 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE HARD ASSETS FUND PERFORMANCE

The Fund commenced offering Class R1 shares on May 1, 2004 and these shares have not yet completed a full calendar year of performance. The chart below shows the historical annual total returns of Van Eck Worldwide Hard Assets Fund Initial Class. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE HARD ASSETS FUND
ANNUAL TOTAL RETURNS (%)

As of December 31,

   10.99   18.04  -1.67  -30.93   21.00  11.41  -10.45  -2.85   44.78  24.23
--------------------------------------------------------------------------------
    `95     `96    `97     `98     `99    `00     `01    `02     `03    `04

During the period covered, the Fund's highest quarterly return was 18.63% for the quarter ended 12/31/03. The lowest quarterly return was 19.05% for the quarter ended 9/30/98.

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. The annual returns for the life of the R1 Class shares are also noted. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE HARD ASSETS FUND
AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2004

--------------------------------------------------------------------------------
                                LIFE OF FUND+    1 YEAR      5 YEAR     10 YEAR
                                  (R CLASS)     (INITIAL   (INITIAL)   (INITIAL)
--------------------------------------------------------------------------------
Return Before Taxes                 26.27%       24.23%      11.76%      6.50%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Standard & Poor's 500 Index*        10.77%       10.87%      -2.30%     12.05%
--------------------------------------------------------------------------------
Goldman Sachs Natural
  Resources Index+                  21.44%       22.62%      5.55%        n/a
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+ The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

The Standard & Poor's 500 Index and the Goldman Sachs Natural Resources Index are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the deduction of the fees, expenses or taxes that are associated with an investment in the Fund. The indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+ Initial Class Inception Date: 9/1/89; R1 Class Inception Date: 5/1/04 (index returns calculated from 4/30/04).

10 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                            I. THE FUNDS / WORLDWIDE HARD ASSETS

WORLDWIDE HARD ASSETS FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE HARD ASSETS FUND
Shareholder Transaction Expenses                                          N/A

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS)                        CLASS R1
  Management/Administration Fees                                         1.00%
  Other Expenses                                                         0.32%
TOTAL FUND OPERATING EXPENSES                                            1.32%
Fees/Expenses Waived or Reimbursed                                       0.08%
NET ANNUAL OPERATING EXPENSES                                            1.24%

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
  FEES (PAID BY THE VARIABLE PRODUCT OWNER DIRECTLY)

Sales Charge (load) on purchases and reinvested distributions             n/a
Deferred Sales Charge (load) on redemptions                               n/a
Redemption fee on interests in separate accounts
  held for less than 60 days (as a % of amount redeemed)                 1.00%

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class R1 shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

   1 year                               $  126
   3 years                              $  410
   5 years                              $  716
   10 years                             $1,583

11 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

4.    WORLDWIDE REAL ESTATE FUND (CLASS R1)

The Fund offers two classes of shares: shares which have been continuously offered since the inception of the Fund (the "Initial Class") and Class R1 shares which became available for purchase on May 1, 2004. The two classes are identical except Class R1 shares are, under certain circumstances as described in Section III, subject to a redemption fee on redemptions within 60 days. This prospectus pertains only to the offering of Class R1 shares of the Fund.

OBJECTIVE

The Worldwide Real Estate Fund seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of domestic and foreign companies that own significant property or principally do business in real estate. This policy is not a fundamental policy and may be changed by the vote of a majority of the Board of Trustees and without a shareholder vote. However, the Fund will provide shareholders with 60 days' notice before changing its 80% policy.

The Fund may also invest up to 20% of its assets in debt securities of real estate companies or in equity or debt securities of non-real estate companies. The Fund will not invest more than 20% of its assets in debt securities rated lower than "Baa" (junk bonds) by Moody's. The Fund may invest up to 10% of assets in unrated debt securities backed by real estate assets.

Normally, the Fund will invest in at least three countries, including the United States. The Adviser expects to concentrate on investments in the U.S., Canada, Hong Kong, Singapore, Malaysia, Japan, Australia, Spain, France, the Netherlands, and the United Kingdom. The Fund may also invest in other non-U.S. markets, including emerging markets in Asia, Latin America, and Eastern Europe.

The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds, and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. At times these investments may be at a purchase price which reflects a premium above or a discount below the investment company's net asset value. The Fund may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. ETFs are investment companies which shares are traded on a securities exchange. Investments in other investment companies involve additional fees, and are subject to limitations under the 1940 Act.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money. Real estate investing can be risky by definition, and the Fund takes on additional risk by investing in real estate companies in emerging markets. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell. In addition, the Fund is subject to all the risks associated with companies in the real estate industry such as declines in property values, adverse economic conditions, overbuilding and competition. The Fund is also subject to the risks associated with investment in junk bonds. The Fund may engage in active and frequent trading to achieve its investment objectives. As a result, the Fund may suffer increased transaction costs that may affect performance. Because the Fund may borrow in amounts not to exceed 30% of its net assets to buy more securities, it is subject to leverage risk.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to the non-diversification risk. A large loss in an individual stock may cause a much larger loss in a non-diversified fund's value.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

12 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                            I. THE FUNDS / WORLDWIDE REAL ESTATE

WORLDWIDE REAL ESTATE FUND PERFORMANCE

The Fund commenced offering Class R1 shares on May 1, 2004 and these shares have not yet completed a full calendar year of performance. The chart below shows the historical annual total returns of Van Eck Worldwide Real Estate Fund Initial Class shares since Fund inception on 6/23/97. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE REAL ESTATE FUND
ANNUAL TOTAL RETURNS (%)
As of December 31,

    -11.35      -2.01      18.71       5.34      -4.48      34.50      36.21
--------------------------------------------------------------------------------
     `98         `99        `00        `01        `02        `03        `04

During the period covered, the Fund's highest quarterly return was 18.38% for the quarter ended 9/30/97. The lowest quarterly return was -14.45% for the quarter ended 9/30/98.

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. The performance for the life of the R1 Class shares is also noted. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE REAL ESTATE FUND
AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2004

--------------------------------------------------------------------------------
                             LIFE OF FUND+    1 YEAR     5 YEAR   LIFE OF FUND+
                               (R CLASS)    (INITIAL)  (INITIAL)    (INITIAL)
--------------------------------------------------------------------------------
Return Before Taxes              30.63%       36.21%     16.95%      11.52%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Citigroup World Property
  Index*                         35.14%       36.56%     17.90%       7.95%
--------------------------------------------------------------------------------
Standard & Poor's 500
  Index#                         10.77%       10.87%     -2.30%      12.05%
--------------------------------------------------------------------------------

* The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share value) of companies eligible for the Index.

# The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

      The Citigroup World Property Index and the Standard & Poor's 500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+ Initial Class Inception Date: 6/23/97 (index returns calculated from 6/30/97); R1 Class Inception Date: 5/1/04 (index returns calculated from 4/30/04).

13 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE REAL ESTATE FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE REAL ESTATE FUND
Shareholder Transaction Expenses                                           N/A

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS)*                       CLASS R1
  Management/Administration Fees                                          1.00%
  Other Expenses                                                          1.46%
  Fees/Expenses Waived or Reimbursed                                      1.36%
  NET ANNUAL OPERATING EXPENSES                                           1.10%

*For the period May 1, 2005 through April 30, 2006, the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.10% of average daily net assets. For the fiscal year ended December 31, 2004, the Fund's Total Operating Expenses were 2.46%.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
  FEES (PAID BY THE VARIABLE PRODUCT OWNER DIRECTLY)

Sales Charge (load) on purchases and reinvested distributions              n/a
Deferred Sales Charge (load) on redemptions                                n/a
Redemption fee on interests in separate accounts
  held for less than 60 days (as a % of amount redeemed)                  1.00%

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class R1 shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

   1 year                               $  112
   3 years                              $  636
   5 years                              $1,188
   10 years                             $2,693

14 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

II.   ADDITIONAL INVESTMENT STRATEGIES

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

MARKET RISK

An investment in the Fund involves "market risk" - the risk that securities prices may go up or down. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

PORTFOLIO HOLDINGS

Generally, it is the Funds' policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Funds' portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Fund's SAI.

OTHER INVESTMENT TECHNIQUES AND RISKS

ASSET-BACKED SECURITIES

FUNDS                                   All Funds

DEFINITION                              Represent securitized pools of consumer
                                        loans and other assets unrelated to
                                        mortgages.

RISK Asset-backed securities have slightly different risk characteristics than other fixed-income securities, due to the fact that the principal on the underlying loans may be prepaid at any time. Generally, rates of prepayment increase when interest rates decline. Principal and interest payments depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.

BORROWING AND LEVERAGE

FUNDS                                   All Funds

DEFINITION                              Borrowing to invest more is called
                                        "leverage." The Funds may borrow in
                                        amounts not to exceed 30% of its net
                                        assets to buy more securities. The Funds must maintain assets equal to 300% of its borrowings, and must sell securities to maintain that margin, even if the sale hurts the Fund's investment positions.

RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Funds expect to borrow only via negotiated loan agreements with commercial banks or other institutional lenders.

15 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

FUNDS                                   All Funds

DEFINITION                              Asset-backed securities backed by pools
                                        of mortgages. CMOs are fixed-income
                                        securities, rated by agencies like other fixed-income securities; the Funds invest in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.

RISK Mortgage holders often refinance when interest rates fall; reinvestment of prepayments at lower rates can reduce the yield of the CMO. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Fund may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

FUNDS                                   All Funds

DEFINITION                              Debt securities are usually thought of
                                        as bonds, but debt may be issued in
                                        other forms of debentures or
                                        obligations. When an issuer sells debt
                                        securities, it sells them for a certain
                                        price, and for a certain term. Over the
                                        term of the security, the issuer
                                        promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market" - that is, they are traded by people other than their original issuers.

RISK The market value of debt securities tends to go up when interest rates fall, and go down when the rates rise. Debt securities come in different qualities, as established by ratings agencies such as S&P or Moody's. Any debt security may default (fail to pay interest) or fail (fail to repay principal at maturity). Low-quality issues are considered more likely to default or fail than high-quality issues. Some debt securities are unrated. Their likely performance has to be evaluated by the Funds' Adviser.

16 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

DEFENSIVE INVESTING

FUNDS                                   All Funds

DEFINITION                              A deliberate, temporary shift in
                                        portfolio strategy which may be
                                        undertaken when markets start behaving
                                        in volatile or unusual ways. A Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of U.S. or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.

RISK "Opportunity cost" -- i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. A Fund may not achieve its investment objective during periods of defensive investing.

DERIVATIVES

FUNDS                                   All Funds

DEFINITION                              A derivative is a security that derives
                                        its present value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The Fund uses derivatives, either on its own, or in combination with other derivatives, to offset other investments with the aim of reducing risk--called "hedging." The
                                        Fund also invests in derivatives for
                                        their investment value.

                                        Kinds of derivatives include (but are
                                        not limited to): forward contracts,
                                        futures contracts, options and swaps.
                                        The Fund will not commit more than 5% of its assets to initial margin deposits on futures contracts and premiums on options for futures contracts
                                        (leverage). Hedging, as defined by the
                                        Commodity Exchange Act, is excluded from this 5% limit.

RISK Derivatives bear special risks by their very nature. A Fund's Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage" (by borrowing), an unanticipated price move might result in the Fund losing more than its original investment.

                                        For a complete discussion of the kinds
                                        of derivatives in which the Funds may
                                        invest, and of their risks, please see
                                        the Statement of Additional Information
                                        ("SAI").



17 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

DIRECT INVESTMENTS

FUNDS                                   All Funds except Worldwide Bond Fund

DEFINITION                              Investments made directly with an
                                        enterprise via a shareholder or similar
                                        agreements--not via publicly traded
                                        shares or interests.

                                        Direct investments may involve high risk of substantial loss. Such positions may be hard to sell because they are not listed on an exchange, and prices of such positions may be unpredictable.

RISK A direct investment price as stated for valuation may not be the price a Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. The Board of Trustees considers direct investments illiquid, and will aggregate direct investments with other illiquid investments under the illiquid investing limits of each Fund.

                                        The Fund does not intend to invest more
                                        than 5% of assets in direct investments, but may invest up to 10% of its assets in such investments.

EMERGING MARKETS SECURITIES

FUNDS                                   All Funds

DEFINITION                              Securities of companies that are
                                        primarily located in developing
                                        countries. (See "Foreign Securities,"
                                        below, for basic information on foreign
                                        investment risks.)

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price, or difficult to trade. The recent extraordinary returns in emerging markets securities may not recur. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that only concentrate in a few industries, securities issues that are held by a few investors, limited trading capacity in local exchanges, and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

18 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

FREQUENT TRADING

FUNDS Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, and Worldwide Bond Fund

DEFINITION                              The Fund may engage in active and
                                        frequent trading of portfolio securities to achieve their principal investment objectives. The Financial Highlights
                                        Table at the end of this Prospectus
                                        shows the Funds' portfolio turnover
                                        rates during recent fiscal years. A
                                        portfolio turnover rate of 200%, for
                                        example, is equivalent to a Fund buying
                                        and selling all of its investments two
                                        times during the course of the year.

RISK Increased trading will likely result in an increase in trading costs for the Funds, which can affect a Fund's return.

FOREIGN CURRENCY TRANSACTIONS

FUNDS                                   All Funds

DEFINITION                              The money issued by foreign governments;
                                        the contracts involved in buying and
                                        selling foreign money in order to buy
                                        and sell foreign securities denominated
                                        in that money.

RISK Foreign currencies shift in value against U.S. currency. These relative price swings can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund enters into various hedging contracts to buy and sell foreign currency, including futures contracts (see "Derivatives," above). Except for the Worldwide Bond Fund, the Funds may buy currency as an investment. Successful hedging or investing in currency requires successful predicting of currency prices, which is not always possible.

FOREIGN SECURITIES

FUNDS                                   All Funds

DEFINITION                              Securities issued by foreign companies,
                                        traded in foreign currencies, or issued
                                        by companies with most of their business interests in foreign countries.

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of expropriation, confiscatory taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing--than
                                        American accounting practice. There is
                                        generally less information available
                                        regarding foreign issuers than U.S.
                                        issuers, and foreign regulation of stock exchanges may be inadequate or irregular.

                                        Some of these risks may be reduced when
                                        the Fund invests indirectly in foreign
                                        issues via American Depositary Receipts
                                        (ADRs), European Depositary Receipts
                                        (EDRs), American Depositary Shares
                                        (ADSs), Global Depositary Shares (GDSs), and securities of foreign investment funds or trusts, including passive foreign investment companies. These vehicles are traded on larger, recognized exchanges and in stronger, more recognized currencies.

                                        Russia: The Fund invests only in those
                                        Russian companies whose registrars have
                                        contracted to allow the Funds' Russian
                                        sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.


19 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

INDEXED COMMERCIAL PAPER

FUNDS                                   All Funds

DEFINITION                              For hedging purposes only, the Fund
                                        invests in commercial paper with the
                                        principal amount indexed to the
                                        difference, up or down, in value between two foreign currencies. The Fund segregates asset accounts with an equivalent amount of cash, U.S.
                                        government securities, or other highly
                                        liquid securities equal in value to this commercial paper.

RISK Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper provides an attractive money market rate of return.


INVESTMENTS IN OTHER INVESTMENT COMPANIES

FUNDS                                   All Funds

DEFINITION                              Such investments are commonly used as a
                                        practical means by which the Fund may
                                        participate in, or gain rapid exposure
                                        to, certain market sectors, or when
                                        direct investments in certain countries
                                        are not permitted by foreign entities.

RISK Investments subject to the underlying risks of that investment company's portfolio securities or assets. The Fund will also bear its share of the investment company's fees and expenses.

                                        ETFs involve risks generally associated
                                        with investments in a broadly based
                                        portfolio of common stocks, including
                                        the risk that the general level of
                                        market prices, or that the prices of
                                        securities within a particular sector,
                                        may increase or decline. ETFs and
                                        closed-end funds may trade at a premium
                                        or discount to their net asset value,
                                        which may be substantial in the case of
                                        closed-end funds. If investment company
                                        securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

LACK OF RELIABLE FINANCIAL INFORMATION

FUNDS                                   All Funds

DEFINITION                              Emerging markets securities issuers are
                                        subject to different disclosure
                                        requirements than those of U.S. and
                                        Western European issuers.

RISK There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

LOANS OF PORTFOLIO SECURITIES

FUNDS                                   All Funds

DEFINITION                              The Fund may lend its securities, up to
                                        one-third of the value of its portfolio, to broker/dealers. Broker/dealers must collateralize (secure) these borrowings in full with cash, U.S. Government securities, or high-quality letters of credit.

RISK If a broker/dealer breaches its agreement either to pay for the loan, to pay for the securities, or to return the securities, the Fund may lose money.

20 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

LOW RATED DEBT SECURITIES

FUNDS                                   All Funds

DEFINITION                              Debt securities, foreign and domestic,
                                        rated "below investment grade" by
                                        ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. By definition, they involve more risk of default than do higher-rated issues.

MARKET TIMING

FUNDS                                   All Funds

RISK Because shares of the Funds are sold exclusively to insurance companies to fund insurance company variable annuity and variable life insurance separate accounts, the Adviser cannot detect and prevent some shareholders ("market timers") from engaging in short-term trading, commonly referred to as "market timing," without the cooperation of these insurance companies. If the Adviser is unable to detect and prevent this practice, a Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.

NON-DIVERSIFICATION RISK

FUNDS Worldwide Bond Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund

DEFINITION                              Non-diversified funds may invest in
                                        fewer assets, or in larger proportions
                                        of the assets of single companies or
                                        industries.

RISK The effect of non-diversification is that the Fund may invest a greater percentage of its assets in one issuer, as compared with diversified funds. Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

PARTLY PAID SECURITIES

FUNDS                                   All Funds

DEFINITION                              Securities paid for on an installment
                                        basis. A partly paid security trades net of outstanding installment payments. The buyer "takes over payments."

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before the Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

21 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

PRECIOUS METALS

FUNDS                                   Worldwide Hard Assets Fund

DEFINITION                              Gold and silver in the form of bullion
                                        and coins, which have no numismatic
                                        (collectible) value. There is a
                                        well-established world market for
                                        precious metals.

RISK Precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in gold-producing countries may have a direct effect on the mining and distribution of gold, and consequently, on its price. The vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada, and Russia. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from selling precious metals or any other physical commodity. That law may require a Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them. Both may cause investment losses or lost opportunities for profit. The Fund also incurs storage costs for bullion and coins.

REAL ESTATE SECURITIES

FUNDS                                   Worldwide Hard Assets Fund, Worldwide
                                        Real Estate Fund

DEFINITION                              The Funds may not invest in real estate
                                        directly, but the Worldwide Hard Assets
                                        Fund may invest more than 50% of its
                                        assets and the Worldwide Real Estate
                                        Fund, 100% of its assets, in real estate investment trusts (REITs) and other real estate industry companies or companies with substantial real estate investments.

RISK All general risks of real estate investing apply to REITs (for example, illiquidity and volatile prices), plus special risks of REITs in particular.

22 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

REPURCHASE AGREEMENTS

FUNDS                                   All Funds

DEFINITION                              In a repurchase agreement, the Fund
                                        acquires a security for a short time
                                        while agreeing to sell it back at a
                                        designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Fund enters into these agreements generally with member banks of the Federal Reserve
                                        System or certain non-bank dealers;
                                        these counterparties collateralize the
                                        transaction.

RISK There is a risk that the collateral may be difficult to liquidate and that a counterparty may default on a "repo," which may result in the Funds losing money.

SHORT SALES

FUNDS                                   All Funds except Worldwide Bond Fund

DEFINITION                              In a short sale, the Fund borrows an
                                        equity security from a broker, and then
                                        sells it. If the value of the security
                                        goes down, the Fund can buy it back and
                                        return it to the broker, making a
                                        profit.

RISK If the value of the security goes up, the Fund will have to buy it back at a loss to make good on its borrowing. The Fund is required to "cover" its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in an account. (See the SAI for a complete definition of this account's liability.) This account cannot exceed 50% of the Fund's net assets.

WHEN-ISSUED DEBT SECURITIES

FUNDS                                   All Funds

DEFINITION                              Debt securities issued at a fixed price
                                        and interest rate, but delivered and
                                        paid for some time later.

RISK Principal and interest of a when-issued security may vary during the waiting period between purchase and delivery that its value, if and when the Fund takes possession of it, may be different than when and if the Fund committed to buy it. The Fund maintains reserves of cash, U.S. government securities or other liquid high quality securities in a segregated account to offset purchases of when-issued securities.

23 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

III.  HOW THE FUNDS ARE MANAGED

FUND MANAGEMENT, INCLUDING A DESCRIPTION OF THE ADVISER, THE PORTFOLIO MANAGERS, THE CUSTODIAN, AND THE TRANSFER AGENT. HOW THE FUNDS SELL SHARES TO INSURANCE COMPANY SEPARATE ACCOUNTS. FUND EXPENSES AND TAX TREATMENT OF THE FUNDS.

RECENT DEVELOPMENTS

LEGAL INVESTIGATIONS AND PROCEEDINGS

In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the United States Securities and Exchange Commission ("SEC") have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees or the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of each such restitution, if any, has not been determined

In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities in the securities industry as described in the Funds' prospectus and prospectus supplements. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser's ability to perform its obligations under the Investment Advisory Agreement.

MANAGEMENT OF THE FUNDS

DISTRIBUTOR

Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly-owned subsidiary of Van Eck Associates Corporation (the "Adviser"), has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation for share sales of the Funds. In addition, the Distributor may, from time to time, pay out of its own funds, and not as an expense of the Funds, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Funds and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Funds may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

INVESTMENT ADVISER

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 is the Adviser to each of the Funds. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2004, total aggregate assets under the management of the Adviser were approximately $1.8 billion.


24 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

THE ADVISER, THE FUNDS, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Funds sell shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Funds do not foresee any disadvantages to shareholders from offering the Funds to various companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force a Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of a Fund to any separate accounts. It may also suspend or terminate the offering of shares of a Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the "Other Clients"), which trade in the same securities as the Trust. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Funds. From time to time such Other Clients may enter contemporaneous trades with those of the Funds, which implement strategies that are similar to or directly opposite those of the Trust. The Adviser will maintain procedures reasonably designed to ensure that the Funds are not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

A discussion regarding the basis for the Board's approval of the investment advisory agreement of the Fund is available in the Fund's current SAI.

FEES PAID TO THE ADVISER

Each Fund paid the Adviser a monthly fee at an annual rate of 1.00% of average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services.

25 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                         SHAREHOLDER INFORMATION

PORTFOLIO MANAGERS

WORLDWIDE BOND FUND is managed by a team of investment professionals. Current members of the team include:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 and has over 20 years of industry experience. He is also a portfolio manager of other mutual funds advised by the Adviser.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 and has over ten years of investment management experience. He is also a portfolio manager of other mutual funds advised by the Adviser.

WORLDWIDE EMERGING MARKETS FUND:

DAVID A. SEMPLE Mr. Semple joined Van Eck in 1998 as an Investment Director. He is also portfolio manager of another mutual fund advised by the Adviser. He has been in the investing business for 14 years as a manager and analyst.


WORLDWIDE HARD ASSETS FUND is managed by a team of investment professionals. Current team members include:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 and has over 20 years of industry experience. He is also a portfolio manager of other mutual funds advised by the Adviser.

DEREK S. VAN ECK. Mr. van Eck joined Van Eck in 1989. He is also a portfolio manager of other mutual funds advised by the Adviser. Mr. van Eck has over 15 years of investment management experience.

JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst. He is also a portfolio manager of other mutual funds advised by the Adviser.

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000. Prior to joining Van Eck, Mr. Halpert was an analyst and trader at Goldman Sachs & Co. He is also a portfolio manager of other mutual funds advised by the Adviser.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 and has over ten years of investment management experience. He is also a portfolio manager of other mutual funds advised by the Adviser.

CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003. Prior to joining Van Eck, Mr. Malan was an analyst at JPMorgan Chase. From 1997-2000, he was an analyst at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan is also a portfolio manager of other mutual funds advised by the Adviser.

SHAWN REYNOLDS. Mr. Reynolds joined Van Eck in 2005 as an analyst focusing on energy. Prior to joining Van Eck, Mr. Reynolds was an analyst at Petrie Parkman & Co. Prior to 2001, Mr. Reynolds was an analyst with Credit Suisse First Boston, Goldman Sachs, and Lehman Brothers. He is also a portfolio manager of other mutual funds advised by the Adviser.


WORLDWIDE REAL ESTATE FUND is managed by a team of investment professionals. Current members include:

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000. Prior to joining Van Eck, Mr. Halpert was an analyst and trader at Goldman Sachs & Co. He is also a portfolio manager of other mutual funds advised by the Adviser.

The SAI provides additional information about the above Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

26 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

THE CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE TRANSFER AGENT
Forum Financial Group LLC
Two Portland Square
Portland, Maine 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL
Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2.    TAXES

Each Fund qualifies, and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code (the Code). As such, the Funds will not pay federal income tax to the extent that it distributes its income and capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to be adequately diversified in order to enjoy tax deferral privileges. The Funds intend to invest so as to comply with this provision.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

3.    HOW THE FUND SHARES ARE PRICED

Each Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. Each Fund calculates its NAV every day the New York Stock Exchange
(NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

Each Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the NAV of each Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, a Fund will use the security's "fair value" as determined in good faith in accordance with the Funds' Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds' Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive

27 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds' fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

28 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                         SHAREHOLDER INFORMATION
4. SHAREHOLDER INFORMATION
FREQUENT TRADING POLICY

The Funds' Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as "market timing," because such activities may be disruptive to the management of the Funds' portfolios of investments and may increase Fund expenses and negatively impact the Funds' performance.

The Funds invest portions of their assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Funds' portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). The Funds' investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. In particular, Emerging Markets Fund's investments in emerging market securities may be less liquid, and the prices of such securities may be more volatile, than the securities of U.S. or other developed countries issuers. As a result, the Emerging Markets Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

The Funds discourage frequent purchases and redemptions of shares by its insurance companies' contract holders, and will not make special arrangements to accommodate such transactions in the Funds' shares. The Funds have requested assurance that such insurance companies have in place internal policies and procedures reasonably designed to address market timing concerns and have instructed such insurance companies to notify the Funds immediately if they are unable to comply with such policies and procedures. If a Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the account in question, or closing the account). If the action taken by the insurance company is deemed by the Fund insufficient, the Fund will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Funds.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds' shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices. The Funds' ability to detect and prevent frequent trading activities by insurance companies' contract holders may be limited by the willingness of the insurance companies to monitor for these activities. Consequently, some contract holders may be able to engage in market timing activity resulting in an adverse effect on the Funds' performance, expenses, and the interests of long-term contract holders.

For further details, contact Account Assistance.

For further information about the Funds, please call or write your insurance company, or call (800) 221-2220 (in New York, (212) 687-5200), or write to the Funds at the address on the cover page.

5.    REDEMPTIONS

Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of the Funds may be redeemed on any business day, Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

A variable insurance contract owner or plan participant who chooses to redeem an interest in a separate account or plan investing in any Fund will be subject to a redemption fee if such interest is held for 60 days or less. The fee is paid to the Fund rather than the Adviser, and is designed to offset the brokerage commissions, market impact and other costs associated with changes in the Fund's asset levels and cash flows due to short-term trading. For shares bought on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies.

29 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

The redemption fee does not apply to: (i) any shares purchased through reinvested distributions (dividends and capital gains); (ii) scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging;
(iii) variable insurance contract or qualified plan withdrawals or loans, including required minimum distributions; (iv) redemptions due to the movement of funds at annuitization of a variable insurance contract or qualified withdrawals from a retirement plan; and (v) redemptions resulting from the death of a variable insurance contract owner or plan participant. Each Fund reserves the right to waive the redemption fee in other circumstances at its discretion.

Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by a Fund or its agent, minus the redemption fee, if applicable.

6.    SHAREHOLDER INQUIRIES

For further information about the Funds, please call or write your insurance company, or call (800) 221-2220 (in New York, (212) 687-5200), or write to the Funds at the address on the cover page.

30 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

IV.   FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S INITIAL CLASS OF SHARES FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE INFORMATION HAS BEEN AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST. TOTAL RETURNS DO NOT REFLECT CHARGES AT THE SEPARATE ACCOUNT LEVEL AND IF THOSE CHARGES WERE REFLECTED, THE RETURNS WOULD BE LOWER THAN THOSE SHOWN.

Worldwide Bond Fund
Financial Highlights
For a share outstanding throughout each period:


                                                               Initial Class Shares                          Class R1 Shares
-------------------------------------------------------------------------------------------------------    ------------------
                                                              Year Ended December 31,                       For the period
-------------------------------------------------------------------------------------------------------      May 1, 2004 (c)
                                                                                                                through
                                              2004        2003        2002         2001          2000          30-Dec-00
                                             -----       -----       -----        -----         -----      ------------------
Net Asset Value, Beginning of Period        $ 13.31     $ 11.46      $  9.42      $ 10.37       $ 10.69             $ 11.82

                                            -------     -------      -------      -------       -------             -------
Income From Investment Operations:
  Net Investment Income                        0.64        0.53         0.35         0.57          0.52                0.18
  Net Realized and Unrealized Gain (Loss)
          on Investments and Foreign Currency
          Transactions                         0.48        1.52         1.69        -1.08         -0.34                1.33

                                            -------     -------      -------      -------       -------             -------
Total from Investment Operations               1.12        2.05         2.04        -0.51          0.18                1.51

                                            -------     -------      -------      -------       -------             -------
Less Dividends:
  Dividends from Net Investment Income        -1.10       -0.20           --        -0.44         -0.50                  --

                                            -------     -------      -------      -------       -------             -------
  Total Dividends                             -1.10       -0.20           --        -0.44         -0.50                  --

                                            -------     -------      -------      -------       -------             -------
          Redemption fees                     --(d)          --           --           --            --               --(d)

                                            -------     -------      -------      -------       -------             -------
Net Asset Value, End of Period              $ 13.33     $ 13.31      $ 11.46      $  9.42       $ 10.37             $ 13.33

                                            -------     -------      -------      -------       -------             -------

                                            -------     -------      -------      -------       -------             -------
Total Return (a)                              9.15%      18.16%       21.66%       -5.11%         1.88%              12.77%
Ratios/Supplementary Data
Net Assets, End of Period (000)             $64,353     $85,385      $95,040      $52,127       $74,083              $8,492
Ratio of Gross Expenses to Average
  Net Assets                                  1.27%       1.21%        1.24%        1.24%         1.21%             1.59%(e)
Ratio of Net Expenses to Average
  Net Assets (b)                              1.27%       1.19%        1.21%        1.19%         1.15%             1.33%(e)(f)
Ratio of Net Investment Income to Average
  Net Assets                                  3.96%       3.58%        4.06%        4.62%         5.14%             3.89%(e)
Portfolio Turnover Rate                          0%          6%          18%          22%           19%                  0%


(a)   Total return is calculated as suming an initial investment of $10,000 made at the net asset value at the beginning of the period,  reinvestment of dividends and  distributions at net asset value on the dividend payment date and a redemption on the last day of the period.  The return does not reflect the  deduction  of ta xes that a  shareholder  would pay on Fund dividends and distributions or the redemption of Fund shares.
(b)   Excluding interest expense
(c)   Inception date of Class R1 sha res
(d)   Amount represents less than $0 .01 per share
(e)   Annualized
(f)   Net effect of expense waiver to average net assets for the period ended December 31, 2004 was 0.26%.


31 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

Worldwide Emerging Markets Fund
Financial Highlights
For a share outstanding throughout each period:



                                                                       Initial Class Shares                    Class R1 Shares

------------------------------------------------------------------------------------------------------------  -----------------
                                                                   Year Ended December 31,                      For the period
------------------------------------------------------------------------------------------------------------    May 1, 2004 (c)
                                                                                                                   through
                                                   2004          2003        2002         2001         2000        30-Dec-00
                                                   ----         -----       -----        -----        -----   -----------------

Net Asset Value, Beginning of Period               $12.15      $ 7.89    $   8.15       $ 8.29      $14.26             $11.94
Income From Investment Operations:
  Net Investment Income (Loss)                       0.15        0.13        0.04         0.08       -0.03               0.06
  Net Realized and Unrealized
             Gain (Loss)
             on Investments, Swaps, Futures
             and Foreign Currency
             Transactions                            2.98        4.14       -0.28        -0.22       -5.94               3.21
                                                 --------    --------    --------     --------    --------           --------
Total From Investment Operations                     3.13        4.27       -0.24        -0.14       -5.97               3.27

                                                 --------    --------    --------     --------    --------           --------
Less Dividends:
Dividend from Net Investment Income                 -0.07       -0.01       -0.02          --           --                 --

                                                 --------    --------    --------     --------    --------           --------
Redemption fees                                       --(f)        --          --          --          --                  --(f)

                                                 --------    --------    --------     --------    --------           --------
Net Asset Value, End of Period                     $15.21      $12.15      $ 7.89       $ 8.15      $ 8.29             $15.21

                                                  --------    --------    --------     --------    --------           --------

                                                  --------    --------    --------     --------    --------           --------
Total Return (a)                                   25.89%       54.19%      -3.02%       -1.69%     -41.87%             27.39%

Ratios/Supplementary Data
Net Assets, End of Period (000)                  $169,845    $176,308    $149,262     $134,424    $129,047           $ 25,906
Ratio of Gross Expenses to
             Average Net Assets                      1.39%       1.43%      1.36%         1.30%       1.33%            1.52%(d)
Ratio of Net Expenses to
             Average Net Assets (b)                  1.36%(c)    1.30%(c)   1.30%(c)      1.28%       1.26%(g)           1.39%(c)(d)
Ratio of Net Investment Income (Loss)
             to Average Net Assets                   1.07%(c)    1.27%(c)   0.39%(c)      1.04%      (0.22)%(g)          1.27%(c)(d)
Portfolio Turnover Rate                                81%         63%       125%          135%        113%                81%





(a)   Total return is calculated  assuming an initial investment of $10,000 made at the net asset value at the beginning of the period,  reinvestment of dividends and  distributions at net asset value on the dividend payment date and a redemption on the last day of the  period.  The return does not reflect the  deduction  of taxes that a  shareholder  would pay on Fund dividends and distributions or the redemption of Fund shares.
(b)   Excluding interest expense.
(c)   Net effect of expense waiver,  brokerage  arrangement and custodian fee arrangement to average net assets for the periods ended  December 31, 2004,  December 31, 2003 and December 31, 2002 was 0.03%,  0.09% and 0.03% for Initial  Class shares,
      0.13% for Class R1 shares, respectively.
(d)   Annualized
(e)   Inception date of Class R1 shares.
(f)   Amount represents less than $0.01 per share.
(g)   Net effect of expense waiver and brokerage arrangement to average net assets was 0.02%.

32 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

Worldwide Hard Assets Fund
Financial Highlights
For a share outstanding throughout each period:



                                                                             Initial Class Shares                    Class R1 Shares
                                                            ---------------------------------------------------      --------------
                                                                                                                     For the period
                                                                                                                     May 1, 2004 (c)
                                                                           Year Ended December 31,                       through
                                                            ---------------------------------------------------        December 31,
                                                            2004         2003       2002        2001         2000         2004
                                                          -------      -------     -------    -------      -------   ---------------
Net Asset Value, Beginning of Period                       $14.84      $ 10.30     $ 10.69    $ 12.07      $ 10.96          $14.54
                                                          -------      -------     -------    -------      -------         -------
Income from Investment Operations:
      Net Investment Income                                  0.08         0.05        0.08       0.14         0.16            0.03
      Net Realized and Unrealized Gain (Loss) on
      Investments, Options, Swaps and Foreign
      Currency Transactions                                  3.50         4.54       -0.38      -1.39         1.07            3.79

                                                          -------      -------     -------    -------      -------         -------
Total from Investment Operations                             3.58         4.59       -0.30      -1.25         1.23            3.82

                                                          -------      -------     -------    -------      -------         -------
Less Dividends:
      Dividends from Net Investment Income                  -0.06        -0.05       -0.09      -0.13        -0.12              --

                                                          -------      -------     -------    -------      -------         -------
Total Dividends                                             -0.06        -0.05       -0.09      -0.13        -0.12              --

                                                          -------      -------     -------    -------      -------         -------
      Redemption fees                                       --(d)           --          --         --           --           --(d)

                                                          -------      -------     -------    -------      -------         -------

                                                          -------      -------     -------    -------      -------         -------
Net Asset Value, End of Period                             $18.36      $ 14.84     $ 10.30    $ 10.69      $ 12.07          $18.36

                                                          -------      -------     -------    -------      -------         -------

                                                          -------      -------     -------    -------      -------         -------
Total Return (a)                                           24.23%       44.78%      -2.85%    -10.45%       11.41%          26.27%
Ratios/Supplementary Data
Net Assets, End of Period (000)                          $190,206     $158,683     $97,978    $77,549      $98,728         $25,952
Ratio of Gross See Notes to Financial Statements            1.20%        1.23%       1.23%      1.18%        1.16%        1.32%(e)
Ratio of Net Expenses to Average Net Assets (b)             1.20%        1.23%       1.20%      1.15%        1.14%     1.24%(e)(f)
Ratio of Net Investment Income to Average
  Net Assets                                                0.54%        0.59%       0.68%      1.13%        1.41%     0.39%(e)(f)
Portfolio Turnover Rate                                       60%          43%         63%        86%         110%       60%

(a)       Total return is calculated  assuming an initial  investment of $10,000 made at the net asset value at the beginning of the period,  reinvestment of dividends and  distributions  at net asset value on the dividend payment date and a redemption on the last day of the  period.  The return  does not reflect the  deduction  of taxes that a  shareholder  would pay on Fund dividends and distributions or the redemption of Fund shares.
(b)       Excluding interest expense.
(c)       Inception date of Class R1 shares.
(d)       Amount represents less than $0.01 per share.
(e)       Annualized.
(f)       Net effect of expense waiver to average net assets for the period ended December 31, 2004 was 0.08%.

          See Notes to Financial Statements


33 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

Worldwide Real Estate Fund
Financial Highlights
For a share outstanding throughout each period:


                                                                             Initial Class Shares
                                                              ---------------------------------------------          ---------------
                                                                         Year Ended December 31,                     Class R1 Shares
                                                              ---------------------------------------------          ---------------
                                                                                                                     For the Period
                                                                                                                     May 1, 2004 (e)
                                                                                                                         through
                                                                                                                       December 31,
                                                           2004        2003        2002         2001          2000         2004
                                                          ------      ------      ------       ------       ------    --------------
Net Asset Value, Beginning of Period                      $13.24      $10.07       $10.87       $10.62      $ 9.15           $13.55
                                                          ------      ------       ------       ------      ------           ------
Income From Investment Operations:
        Net Investment Income                               0.49        0.33         0.38         0.35        0.34             0.18
        Net Realized and Unrealized Gain (Loss) on
        Investments and Foreign Currency Transactions       4.24        3.06        -0.85         0.20        1.33             3.97
                                                          ------      ------       ------       ------      ------           ------
Total From Investment Operations                            4.73        3.39        -0.47         0.55        1.67             4.15
                                                          ------      ------       ------       ------      ------           ------
Less Dividends:
        Dividends from Net Investment Income               -0.22       -0.22        -0.33         -0.3       -0.20               --
                                                          ------      ------       ------       ------      ------           ------
        Total Dividends                                    -0.22       -0.22        -0.33         -0.3       -0.20               --
Redemption fees                                            --(f)          --           --           --          --            --(f)
                                                          ------      ------       ------       ------      ------           ------
Net Asset Value, End of Period                            $17.75      $13.24       $10.07       $10.87      $10.62           $17.70

                                                          ------      ------       ------       ------      ------           ------

                                                          ------      ------       ------       ------      ------           ------
Total Return (a)                                          36.21%      34.50%       -4.48%        5.34%      18.71%           30.63%
Ratios/Supplementary Data
Net Assets, End of Period (000)                          $28,163     $19,344      $15,309      $13,947      $6,875           $2,915
Ratio of Gross Expenses to Average Net Assets              1.45%       1.49%        1.48%        1.62%       2.27%         2.46%(d)
Ratio of Net Expenses to Average Net Assets (c)            1.20%       1.49%     1.46%(b)     1.50%(b)    1.45%(b)         1.10%(d)
Ratio of Net Investment Income to Average (c)
                                                           3.52%       2.68%        3.04%        4.17%       4.21%         4.01%(d)
Portfolio Turnover Rate                                      29%         19%         139%          74%        233%              29%

(a)     Total return is  calculated  assuming an initial  investment  of $10,000 made at the net asset value at the beginning of the period,  reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period.  The return does not reflect the deduction of taxes that a shareholder  would pay on Fund  dividends and distributions or the redemption of Fund shares.
(b)     Excluding interest expense.
(c)     Net effect of expense  waivers,  brokerage  arrangement  and custodian fee  arrangement to average net assets of the Initial
        Class shares for the years ended  December 31, 2004,  December 31, 2001 and December 31, 2000,  was 0.25%,  0.07% and 0.12%,
        respectively and for the period ending December 31, 2004 for the Class R1 shares was 1.36%.
(d)     Annualized
(e)     Inception date of Class R1 shares. (f) Amount represents less than $0.01 per share.





34 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

YOUR INVESTMENT DEALER IS:

FOR MORE DETAILED INFORMATION, SEE THE
STATEMENT OF ADDITIONAL INFORMATION (SAI), WHICH
IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED EACH FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

o Call Van Eck at 1-800-221-2220, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

o Information about the Funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

o Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

o Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concisely information about the Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contracts involve certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016

www.vaneck.com

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-05083

                                                                  VAN ECK GLOBAL
                                                       WORLDWIDE INSURANCE TRUST
                                                                      PROSPECTUS

                                                                     MAY 1, 2005








                                                  WORLDWIDE ABSOLUTE RETURN FUND
                                                          (INITIAL CLASS SHARES)





                                        THESE  SECURITIES HAVE NOT BEEN APPROVED
                                        OR DISAPPROVED  EITHER BY THE SECURITIES
                                        AND EXCHANGE  COMMISSION (SEC) OR BY ANY
                                        STATE SECURITIES COMMISSION. NEITHER THE
                                        SEC NOR ANY STATE  COMMISSION HAS PASSED
                                        UPON THE  ACCURACY  OR  ADEQUACY OF THIS
                                        PROSPECTUS. ANY CLAIM TO THE CONTRARY IS
                                        A CRIMINAL OFFENSE.

                                                   GLOBAL INVESTMENTS SINCE 1955


Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016

www.vaneck.com

TABLE OF CONTENTS



I. WORLDWIDE ABSOLUTE RETURN FUND                                        2

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENT STRATEGIES, FEES AND EXPENSES; FUND EXPENSES

II. ADDITIONAL INVESTMENT STRATEGIES                                    10

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS

III. HOW THE FUND IS MANAGED                                            22

INVESTMENT  ADVISER,  FEES  PAID  TO  THE  ADVISER,   SUB-ADVISERS,  THE  TRUST,
CUSTODIAN, TRANSFER AGENT, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, COUNSEL; TAXES; HOW FUND SHARES ARE PRICED; SHAREHOLDER INQUIRIES


IV. FINANCIAL HIGHLIGHTS                                                31




Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016

www.vaneck.com

WORLDWIDE ABSOLUTE RETURN FUND (INITIAL CLASS)


Worldwide Absolute Return Fund (the "Fund") is one of five series of Van Eck Worldwide Insurance Trust (the "Trust"). The Fund offers one class of shares, which have been continuously offered since the inception of the Fund on May 1, 2003 (the "Initial Class").


INVESTMENT OBJECTIVE:

The Worldwide Absolute Return Fund seeks to achieve consistent absolute (positive) returns in various market cycles. The Fund's objective is fundamental and may only be changed with the approval of shareholders.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund pursues its objective by utilizing a diversified "manager of managers" investment approach. To manage its assets, the Fund selects multiple investment sub-advisers (the "Sub-Advisers") with experience in managing absolute return strategies for private investment accounts, private investment funds commonly referred to as "hedge funds" and/or other accounts. Under normal market conditions, there will be at least three Sub-Advisers, however, there may be as few as one Sub-Adviser advising the Fund. As of the date of this Prospectus, the Fund's assets are allocated between Analytic Investors, Inc. ("Analytic") and Gartmore Mutual Fund Capital Trust ("GMFCT"), each of whose investment style is described below. The Fund may also invest indirectly in strategies or managers through securities, funds, notes, certificates, options, swaps or other derivative instruments, including instruments indexed to baskets of underlying funds.

The Fund may invest up to 10% of its net assets in securities issued by other investment companies, including open-end and closed-end funds, and exchange-traded funds ("ETFs"). Such investments are used as a means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. At times these investments may be at a purchase price that reflects a premium above or discount below the investment company's net asset value. The Fund may also use money market mutual funds to invest cash balances or for taking temporary defensive positions. ETFs are investment companies whose shares are traded on a securities exchange. ETFs generally seek to track the performance of a particular equity or bond index, or the price of a specific asset, such as gold. Investment in other investment companies involve additional fees, and are subject to limitations under the 1940 Act.


The Fund is managed by Van Eck Associates Corporation (the "Adviser"), a registered investment adviser. The Adviser may manage a portion of the Fund's assets and select other Sub-Advisers to manage the Fund's assets. The Adviser supervises and monitors Sub-Advisers' performance and recommends employment, termination, addition and replacement of Sub-Advisers. The Fund's Board of Trustees has overall responsibility for termination of the Adviser as manager to the Fund and as a Sub-Adviser.


THE SUB-ADVISERS:


Currently,   the  Fund  has  entered  into  sub-advisory   agreements  with  six
Sub-Advisers investing in multiple styles (of the Sub-Advisers below, only Analytic and GMFCT currently manage Fund assets):


Analytic Investors, Inc. primarily employs long only and long/short market neutral strategies.

AXA Rosenberg Investment Management LLC primarily employs a value long/short market neutral equity strategy.

Gartmore Mutual Fund Capital Trust employs a convertible arbitrage strategy.

Gotham Advisors, Inc. employs a long/short equity strategy.






2           VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

Martingale Asset Management, L.P. employs a long/short market neutral equity strategy.

PanAgora Asset Management, Inc. employs a fixed income long/short strategy.



The Sub-Advisers and investment styles selected are those whose performance, the Adviser believes, are not correlated or have low correlation with major financial market indices or with each other. For a variety of reasons, including capacity limitations and regulatory limitations, certain of the managers or strategies above may not be available to the Fund if it chooses to use them in the future. Sub-Advisers may offer additional strategies to those listed above, and the Adviser may allocate to such strategies.

The Fund's assets that are currently allocated by the Adviser among the investment styles and Sub-Advisers may be added or removed at any time. There is no fixed or minimum allocation of assets to any Sub-Adviser.

By allocating its assets among a number of Sub-Advisers, the Fund seeks to achieve its investment objective with greater diversification, less risk and lower volatility than if the Fund utilized a single manager or single strategy approach. However, because each Sub-Adviser requires a minimum asset allocation, the Fund's assets may be allocated to a single manager or strategy.

ABSOLUTE RETURN STRATEGIES:

Absolute return strategies are intended to provide absolute (positive) returns in all markets by exploiting disparities or inefficiencies in markets, geographical areas, companies, taking advantage of anticipated price movements up and/or down of securities and markets, or benefiting from cyclical relationships or special situations (such as reorganizations).

The Sub-Advisers may employ aggressive investment strategies and techniques and concentrate investments in certain sectors and geographical regions. The Sub-Advisers may employ techniques, strategies and analyses based on relationships, correlations and assumptions between securities, instruments, commodities, markets or other factors, or the occurrence of certain events.

3           VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

WORLDWIDE ABSOLUTE RETURN FUND STRATEGIES

THE MAJOR ABSOLUTE RETURN STRATEGIES THAT MAY BE EMPLOYED BY THE SUB-ADVISERS
INCLUDE:

   EVENT DRIVEN STRATEGIES: are designed to benefit from price movements caused by anticipated corporate events such as a merger, acquisition, spinoff, or other special situation.

   RELATIVE VALUE/ARBITRAGE STRATEGIES: invest both long and short in securities or other instruments to take advantage of perceived discrepancies in market prices. These may include:

      PAIRS TRADING--long and short positions in securities of different companies in the same industry.

      CONVERTIBLE ARBITRAGE--hedged investing in the convertible securities of a company such as buying the convertible bond and shorting the common stock of the same company.

      FIXED INCOME OR INTEREST RATE ARBITRAGE--buying and shorting different debt securities and/or futures contracts, including interest rate swap arbitrage, U.S. and non-U.S. bond arbitrage.

   CYCLICAL TRADING STRATEGIES: designed to benefit from cyclical relationships between certain market indices, sectors, security types, etc.

   MARKET NEUTRAL EQUITY STRATEGIES: designed to exploit equity market inefficiencies and generally involves being simultaneously invested in long and short equity portfolios of approximately the same size, usually in the same market. These strategies attempt to be dollar or beta neutral and control market exposures. Beta is a measure of the relative price movement of a security as compared to a broad market index such as the S&P 500.

   LONG/SHORT EQUITY STRATEGIES: employ long and short trading strategies, and may attempt to yield a low beta and seek to dampen market bias exposures.

   LONG-ONLY EQUITY STRATEGIES: designed to capitalize on positively trending markets and may concentrate in certain markets, industries or geographical areas.

   SHORT-ONLY EQUITY STRATEGIES: designed to identify and short (selling a security that the Fund does not currently own) securities that are expected to fall in price.


4           VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

   DISTRESSED SECURITIES STRATEGIES: designed to invest in the debt, equity, or trade claims of issuers in financial distress when managers perceive a turnaround will materialize.

   FIXED INCOME AND HIGH YIELD INVESTMENT STRATEGIES: designed to take advantage of deeply discounted debt securities of issuers that appear to have significant upside potential.


The Fund will primarily invest in common, convertible or non-convertible preferred stock and debt instruments of U.S. and foreign governments, semi-government, their agencies and instrumentalities, non-governmental organizations, supra-national organizations and companies, including those in or that have operations in emerging markets. The Fund may invest in foreign securities, depositary receipts and shares relating to foreign securities; rights, warrants, forward, futures and options contracts and other derivative securities; enter into equity, interest rate, index and currency rate swap agreements; and invest in other securities and instruments and employ investment strategies that are or may in the future become available. The Fund may invest in investable hedge fund indices. The Fund may invest directly and indirectly in commodities; direct equity interests in trusts; partnerships; joint ventures and other unincorporated entities or enterprises; and securities of companies in initial public offerings.

The Fund may take temporary defensive positions in high quality, U.S. short-term debt securities or other money market instruments in response to adverse market, economic, political or other conditions or to enable the Fund to implement an investment strategy quickly. To the extent that the Fund takes a temporary defensive position, it will not be pursuing its objective.

OTHER INVESTMENT STRATEGIES

The Fund also has the ability to employ strategies including (a) lending its portfolio securities to brokers, dealers and financial institutions and (b) other strategies, securities or financial instruments that may become available in the future.

PRINCIPAL RISKS

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. There can be no assurance that the Fund will achieve its objective. Since the Sub-Advisers will employ aggressive investment strategies and techniques that may each be considered inherently risky and may employ techniques, strategies and analyses based on historic relationships, correlations, assumptions or the occurrence of certain events that may be disrupted, fail to exist or materialize, the Fund and you may lose money. In addition, a Sub-Adviser may incorrectly assess relative values or the relative values of securities may be affected by factors or events the Sub-Adviser failed to consider or anticipate.


Although the Fund believes that its policy of using multiple investment sub-advisers (rather than a single firm) that employ various absolute return strategies may mitigate losses in generally declining markets, there can be no assurance that losses will be avoided. Further, because of minimum investment amounts imposed by Sub-Advisers, the assets of the Fund may be managed by as few as one Sub-Adviser employing a single investment strategy. Investment strategies and Sub-Advisers whose performance has historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. During these periods, certain absolute return investment and hedging strategies may cease to function as anticipated.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act") to enable it to concentrate its assets in a narrower group of stocks than a diversified fund, and is thus also subject to



5           VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS
the non-diversification risk. Thus, a large loss in an individual stock may cause a much larger loss in a non-diversified fund's value.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.




6           VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

WORLDWIDE ABSOLUTE RETURN FUND PERFORMANCE


The chart below shows the historical annual total returns of Fund's Initial Class shares. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

Worldwide Absolute Return Fund
Annual Total Returns (%)
As of December 31,


                                     -0.30%
                                   ----------
                                      `04

During the period covered, the Fund's highest quarterly return was 0.92% for the quarter ended 9/30/04. The lowest quarterly return was -2.21% for the quarter ended 6/30/04.

The table below shows how the average annual total returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

Worldwide Absolute Return Fund
Average Annual Total Returns+

As of December 31, 2004                             1 Year          Life of Fund

  Initial Class
    Return Before Taxes                             (0.30)%            (0.06)%

  Citigroup Three-Month U.S. Treasury Bill Index*    1.24%              1.15%


* The Citigroup Three-Month U.S. Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to the market. The Index represents an average of the last three-month Treasury Bill issues, and returns are calculated on a monthly basis.

The Citigroup Three-Month U.S. Treasury Bill Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+ Initial Class Inception Date: 5/1/03; (index return calculated from 4/30/03).



7           VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

WORLDWIDE ABSOLUTE RETURN FUND FEES AND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.


WORLDWIDE ABSOLUTE RETURN FUND
Shareholder Transaction Expenses                  N/A
ANNUAL FUND OPERATING EXPENSES (1)
  Management Fees                                               2.50%
  Other Expenses                                                1.50%
Total Annual Fund Operating Expenses                            4.00%
Fees/Expenses Waived or Reimbursed                              1.50%
Total Net Annual Expenses                                       2.50%





(1) For the period May 1, 2005 through April 30, 2006 , the Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 2.50% of average daily net assets. For the fiscal year ended December 31, 2004, Total Fund Operating Expenses were 4.00%.


The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:


EXPENSE EXAMPLE

  1 year                            $   253
  3 years                           $ 1,081
  5 years                           $ 1,926
  10 years                          $ 4,113





FUND EXPENSES

The Fund bears all expenses of its own operations, other than those incurred by the Adviser or its affiliate under its Advisory Agreement with the Trust on behalf of the Fund. The Adviser may, from time to time, waive the management fee and/or agree to pay some or all expenses of the Fund. This has the effect of increasing the yield and total return of the Fund. The fees of the Sub-Advisers are paid by the Adviser.

8           VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

II. ADDITIONAL INVESTMENT STRATEGIES

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

AGGRESSIVE INVESTMENT

DEFINITION              Utilizing   investment    strategies   and   techniques,
                        including   absolute  return   strategies  that  involve
                        greater risk of loss than those used by typical mutual funds.


RISK The Fund and you may lose more money than if you invested in another mutual fund that did not invest aggressively. Further, the use of hedged strategies provides no assurance that they will protect against losses or perform better than non-hedged strategies, or that consistent absolute returns will be achieved.



ARBITRAGE TRADING RISKS

DEFINITION              Transactions  that attempt to exploit price  differences
                        of identical, related or similar securities on different markets or in different forms.


RISK The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

                        For example, merger arbitrage strategies generally involve purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition and selling short the acquirer's securities. If an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer's securities.




9           VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

ASSET BACKED SECURITIES


DEFINITION              Represent  securitized  pools of consumer loans, such as
                        automobile  and  credit  card  receivables,   and  other
                        assets, unrelated to mortgages.

RISK Asset-backed securities have slightly different risk characteristics than other fixed-income securities, due to the fact that the principal on the underlying loans may be prepaid at any time. Generally, rates of prepayment increase when interest rates decline. Principal and interest payments depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments. The risks of asset backed securities generally arise out of the security interest in the assets of collateralizing the security. For example, credit card receivables are usually unsecured and the debtors are entitled to certain protections under federal and state consumer laws and may be able to reduce the amount owned.




BORROWING AND LEVERAGE

DEFINITION              Borrowing to invest more is called  "leverage." The Fund
                        may  borrow   money   from  banks  or  other   financial
                        institutions to meet redemption requests, therefore, the
                        Fund may be  "leveraged".  In addition,  the Fund may be
                        leveraged  by investing  in certain  securities  such as
                        futures, options, forward contracts and other derivative
                        securities,  by  selling  securities  short,  by  taking
                        uncorrelated  long/short  positions,  by  entering  into
                        repurchase   agreements   or  as  a   result   of  large
                        redemptions from the Fund.

RISK Leveraging will exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. The use of borrowing may diminish the investment performance of the Fund compared to it would have been without borrowing. For the risks associated with futures and forward contracts, options and other derivative securities see below.




10          VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

DEFINITION              Debt  securities  are usually  thought of as bonds,  but
                        debt may be issued in other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term.
                        Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market"--that is, people other than their original issuers trade them.


RISK The market value of debt securities tends to go up when interest rates fall, and go down when the rates rise. This is called interest rate risk. Debt securities come in different qualities, as established by ratings agencies such as S&P or Moody's. Any debt security may default (fail to pay interest) or fail (fail to repay principal at maturity). This is called credit risk. Low-quality issues are considered more likely to default than high-quality issues. Some debt securities are unrated. Their likely performance has to be evaluated by the Fund's Sub-Adviser.



DEFENSIVE INVESTING

DEFINITION              A deliberate, temporary shift in portfolio strategy that
                        may  be  undertaken   when  markets  start  behaving  in
                        volatile or unusual  ways.  The Fund may, for  temporary
                        defensive  purposes,  invest a  substantial  part of its
                        assets  in  bonds  of  U.S.   or  foreign   governments,
                        certificates   of   deposit,    bankers'    acceptances,
                        high-grade commercial paper, and repurchase agreements.


RISK Opportunity cost--i.e., when the Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. The Fund may not achieve its investment objective during periods of defensive investing.




11          VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

DERIVATIVES

DEFINITION              A  derivative  is a security  that  derives  its present
                        value from the current value of another security. It can
                        also   derive  its  value  from   commodity,   security,
                        securities index or currency exchange rate or other quantifiable factor.


RISK The Fund will make more extensive use of derivatives than other mutual funds. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated; are not correlated with the performance of other investments which they are used to hedge; or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The Fund uses a derivative, either on its own, or in combination with other derivatives, to offset other investments with the aim of reducing risk--called "hedging."

                        The Fund also invests in derivatives for its investment value. Kinds of derivatives include (but are not limited to): forward contracts, futures contracts, options, options on futures contracts and swaps. The Fund will not commit more than 10% of its assets to initial margin deposits on futures contracts and premiums on options for investment purposes (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 10% limit. For a complete discussion of the kinds of derivatives the Fund uses, and of its risks, please see the Statement of Additional Information ("SAI").


DISTRESSED SECURITIES

DEFINITION              Securities  of issuers,  which have  defaulted  on their
                        obligations or have filed for  bankruptcy  protection or
                        are  trading  at  prices  that  suggest  a   significant
                        possibility of default.



RISK Distressed securities are at high risk for default. If a distressed issuer defaults, the Fund may experience legal difficulties and negotiations with creditors and other claimants and may recover only a small percentage of its investment or have the time lag between when an investment is made and when the value of the investment is realized and the legal and other monitoring costs that are involved in protecting the value of the Fund's claims may result in losses as well. Distressed securities may be illiquid.




12           VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

EMERGING MARKETS SECURITIES

DEFINITION              Securities of companies  that are  primarily  located in
                        developing countries. (See "Foreign Securities," below, for basic information on foreign investment risks.)


RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price, or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that only concentrate in a few industries, securities issues that are held by a few investors, limited trading capacity in local exchanges, and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.


FOREIGN CURRENCY TRANSACTIONS

DEFINITION              The  money  issued  by  foreign   governments   and  the
                        contracts involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.

RISK                    Foreign currencies shift in value against U.S. currency.
                        These relative price swings can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund enters into various hedging contracts to buy and sell foreign currency, including futures contracts (see "Derivatives," above). The Fund may buy currency as an investment. Successful hedging or investing in currency requires successful predicting of currency prices, which is not always possible.


13           VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

FOREIGN SECURITIES

DEFINITION              Securities     issued    by     foreign     governments,
                        semi-governments,  their agencies and instrumentalities,
                        supra-national  and  non-governmental  organizations and
                        companies,  that are  traded in  foreign  currencies  or
                        issued  by  companies   with  most  of  their   business
                        interests in foreign countries.


RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of expropriation, confiscatory taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing-- than U.S. accounting practice. There is generally less information available regarding foreign issuers then U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular. Some of these risks may be reduced when the Fund invests indirectly in foreign issues via American Depositary Receipts (ADRs), European Depositary Receipts
                        (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and securities of foreign investment funds or trusts, including passive foreign investment companies. These vehicles are traded on larger, recognized exchanges and in stronger, more recognized currencies.

                        The Fund invests in some foreign companies whose registrars have contracted to allow the Fund's sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.


FREQUENT TRADING




DEFINITION              The Fund may  engage in active and  frequent  trading of
                        portfolio securities to achieve its principal investment
                        objective.  The Financial Highlights Table at the end of
                        this  Prospectus  shows the  Fund's  portfolio  turnover
                        rates  during  the  recent   fiscal  year.  A  portfolio
                        turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its investments two times during the course of the year.

 RISK Increased trading will likely result in an increase in trading costs of the Fund, which can affect the Fund's performance.






14          VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

HIGH YIELD SECURITIES

DEFINITION              Debt and preferred securities that pay a higher interest
                        rate because of a high risk of default.


RISK Securities in the lower rating categories are subject to greater risk of loss of principal and interest than higher-rated securities and are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities do. The market for lower-rated securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower-rated securities.


INVESTMENTS IN OTHER INVESTMENT COMPANIES

DEFINITION              Such  investments are commonly used as a practical means
                        by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities.

RISK Investments subject to the underlying risks of that investment company's portfolio securities or assets. The Fund will also bear its share of the investment company's fees and expenses.

                        ETFs involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of market prices, or that the prices of securities within a particular sector, may increase or decline. ETFs and closed-end funds may trade at a premium or discount to their net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.





15           VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

INTERNATIONAL, NON-INVESTMENT GRADE DEBT SECURITIES

DEFINITION              Debt securities of foreign companies,  traded in foreign
                        currencies or of companies with most of their business interests in another country. They may be unrated or rated in the lower rating categories by the various credit rating agencies.


RISK International, non-investment grade securities have a greater risk of loss of principal and interest than higher-rated securitiesbecause these securities are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They are also generally subject to greater risk than securities with higher credit ratings in the case of deterioration of general economic conditions. Additionally, evaluating credit risk for non-U.S. debt securities involves greater uncertainty because credit rating agencies throughout the world have different standards, making comparisons across countries difficult. Because investors generally perceive that there are greater risks associated with lower-rated securities, the yields or prices of such securities may tend to fluctuate more than those for higher-rated securities do. The market for international, non-investment grade debt securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which securities are sold. In addition, adverse publicity and investor perceptions about international, non-investment grade debt securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such securities.



INVESTMENT STRATEGIES

DEFINITION              Absolute return investment strategies are dependent upon
                        historical   relationships,   interest  rate  structures
                        (called the yield curve), correlation, assumptions and analyses that may be disrupted, fail to exist or materialize.


RISK The Adviser or Sub-Adviser may be unable to create a portfolio of securities that behaves as expected, and you and the Fund will lose money.



16          VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

LOW RATED DEBT SECURITIES

DEFINITION              Debt  securities,  foreign and  domestic,  rated  "below
                        investment grade" by ratings services.


RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. By definition, they involve more risk of default than do higher rated issues.


MARKET RISK

DEFINITION              The risk that securities prices may go up or down.


RISK Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.


MARKET TIMING


RISK Because shares of the Fund are sold exclusively to insurance companies (to fund insurance company variable annuity and variable life insurance separate accounts), the Adviser cannot detect or prevent some shareholders from engaging in short term trading, commonly referred to as "market timing," without the cooperation of these insurance companies. Even with the cooperation of the insurance companies, the Adviser may not be able to detect or prevent shareholders from engaging in short-term trading. If the Adviser is unable to detect and prevent this practice, the Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.



17          VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

MANAGEMENT RISK

DEFINITION              The  Adviser  or  Sub-Adviser  may make poor  investment
                        decisions or may fail to adequately monitor, moderate or limit risk or volatility.


RISK                    The Fund and you will lose money.


MULTIPLE INVESTMENT SUB-ADVISERS

DEFINITION              As the  Fund  utilizes  multiple  Sub-Advisers  who make
                        their trading decisions independently, it is possible that one or more of the Sub-Advisers may, at any time, take positions that may be opposite of positions taken by other Sub-Advisers. It is also possible that the Sub-Advisers retained by the Adviser, may on occasion, be competing with each other for similar positions at the same time.


RISK The Fund will incur unnecessary brokerage and other expenses, and incur losses.



NON-DIVERSIFICATION


DEFINITION              The Fund is classified as a  non-diversified  fund under
                        the 1940 Act, which means the Fund may invest in fewer assets, or in larger proportions of the assets of single companies or industries.

RISK The effect of non-diversification is that the Fund may invest a greater percentage of its assets in one issuer, as compared with diversified funds. Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.



18          VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

SECURITIES LENDING

DEFINITION              Securities  are lent by the Fund from its  portfolio  to
                        brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.


RISK The borrower may default or become insolvent. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.



SHORT SALES

DEFINITION              In a short  sale,  the Fund  borrows an equity  security
                        from a broker, and then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit.


RISK If the value of the security goes up, the Fund will have to buy it back in the market at a higher price than it purchased it and will incur a loss to make good on its borrowing. The Fund is required to "cover" its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. Securities sold short may not be available for purchase and the Fund may not be able to cover. In this case, the Adviser's or Sub-Adviser's strategy will not produce the expected results. In addition, the Fund must pay dividends on the security sold short.


SMALLER CAPITALIZATION COMPANIES

DEFINITION              Companies with a market capitalization below that of the
                        top 200 companies by market capitalization principally traded in the U.S. These companies may have limited product lines, markets or financial resources or depend upon a few key employees.


RISK Investments in securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.







19           VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

SPECIAL SITUATIONS

DEFINITION              Companies  involved  in (or the target  of)  acquisition
                        attempts  or tender  offers  or  companies  involved  in
                        work-outs,  liquidations,   spin-offs,  reorganizations,
                        bankruptcies and similar transactions; or markets or companies in the midst of a period of economic or political instability.


RISK The transaction in which such business enterprise is involved may either be unsuccessful, take considerable time or may result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security or other financial instrument in respect of which distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. Risk of default as to debt securities and bankruptcy or insolvency with respect to equity securities, can result in the loss of the entire investment in such companies.



SWAP AGREEMENTS

DEFINITION              Swap  agreements  are two-party  contracts  entered into
                        primarily by institutional investors for periods ranging
                        from a few weeks to more than a year. In a standard swap
                        transaction,  two parties  agree to exchange the returns
                        earned on  specific  assets,  such as the  return on, or
                        increase  in  value  of,  a  particular   dollar  amount
                        invested at a particular  interest rate, in a particular
                        foreign  currency,   or  in  a  "basket"  of  securities
                        representing a particular  index. The Fund calculates it
                        obligations  under the swap on the net amount to be paid
                        or  received  based  on  the  relative   values  of  the
                        positions held by each party.


RISK A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counterparty.


20          VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

III. HOW THE FUND IS MANAGED

ADVISER, FEES PAID TO THE ADVISER, SUB-ADVISERS, THE TRUST, CUSTODIAN, TRANSFER AGENT, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS, COUNSEL; TAXES; HOW FUND
SHARES   ARE   PRICED;   SHAREHOLDER   INQUIRIES


RECENT   DEVELOPMENTS   LEGAL

INVESTIGATIONS  AND  PROCEEDINGS

In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.


In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser's ability to perform its obligations under the Investment Advisory Agreement.


1. MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Adviser is located at 99 Park Avenue, New York, NY 10016. The Adviser has been an investment adviser since 1955 and also acts as adviser to private investment funds and as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts. The Adviser performs accounting and administrative services for the Fund.


John C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser. As of December 31, 2004, the Adviser's assets under the management were approximately $1.8 billion.


FEES PAID TO THE ADVISER

Pursuant to the Investment Advisory Agreement ("Advisory Agreement"), the Fund pays the Adviser a monthly fee at an annual rate of 2.50% of the Fund's average daily net assets. This includes fees paid to the Adviser for accounting and administrative services and the fees of the Sub-Advisers.

The fee the Fund pays the Adviser is higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing alternative investment strategies associated with absolute return target objectives.


The Trust and the Adviser filed for an exemptive order from the SEC that would permit the Adviser to change Sub-Advisers for the Fund, enter into new sub-advisory agreements and to make material changes to sub-advisory agreements, without submitting such agreements


21          VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS
or changes to a vote of the shareholders of the Fund and to omit disclosing on an individual basis the fees paid by the Adviser to each Sub-Adviser. Any Sub-Adviser change would continue to be subject to approval by the Board of Trustees. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the Sub-Advisers by the Adviser and the Trustees. The exemption has not yet been granted, and consequently, any Sub-Adviser change is currently subject to shareholder approval. There is no guarantee that the SEC will grant the exemption order.



22          VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

SUB-ADVISERS



The Fund has agreements with six Sub-Advisers, although only Analytic and GMFCT currently manage assets of the Fund.


Analytic Investors, Inc., Biltmore Tower, 500 South Grand Avenue, 23rd Floor, Los Angeles, CA 90071, formed in 1970, is wholly owned by Old Mutual plc. As of December 31, 2004 assets under management totaled approximately $6.55 billion.

AXA Rosenberg Investment Management LLC, 4 Orinda Way, Building E, Orinda, CA 94563, formed in 1985, is wholly owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is owned by AXA Investment Managers S.A., Barr Rosenberg and Kenneth Reid. As of December 31, 2004 assets under management totaled approximately $56 billion.

Gartmore Mutual Fund Capital Trust ("GMFCT"), 1200 River Road, Suite 1000, Conshohocken, PA 19428, formed in 1999, is a wholly owned subsidiary of Gartmore Global Investments, Inc. ("Gartmore Global"). As of March 31, 2004, GMFCT and its U.S. affiliates had approximately $39.2 billion in assets under management, of which approximately $22.5 billion is managed by GMFCT. On September 30, 2004, Coda Capital Management LLC ("Coda") became a wholly owned subsidiary of Gartmore Global. Coda employees became employees of GMFCT.

Gotham Advisors, Inc. 900 Third Avenue, New York, NY 10022, formed in 1991, is principally owned by Joseph A. DiMenna and Martin E. Zweig. As of December 31, 2004 assets under management for Gotham Advisors and affiliates were in excess of $1.3 billion.




Martingale Asset Management, L.P., 222 Berkeley Street, Boston, MA 02116, formed in 1987, is owned by 11 employee-partners (William E. Jacques, Alan Strassman and Arnold S. Wood each own in excess of 5%) and Martingale Asset Management Corporation (which owns more than 25% of the partnership and serves as general partner). As of March 31, 2005, assets under management totaled approximately $3.6 billion.

PanAgora Asset Management, Inc., 260 Franklin Street, 22nd Floor, Boston, MA 02110, formed in 1989, is owned by key employees, Nippon Life Insurance Company (Japan), and Putnam Investments. As of December 31, 2004 assets under management totaled approximately $17 billion.






23          VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

Sub-adviser fees, as an annual percentage rate of average daily net assets, paid by the Adviser from its advisory fee are: Analytic Investors, Inc.:
1.00%



AXA Rosenberg Investment Management LLC: 1.25% up to $100 million, 1.00% thereafter


GMFCT: 0.75%


Gotham Advisors, Inc.: 2.15%



Martingale Asset Management, L.P.: 1.00%

PanAgora Asset Management Inc.: 1.00%



The Sub-Advisers will be engaged to manage the investments of the Fund according to the Fund's investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees. The Adviser will pay the Sub-Advisers out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. The Fund is not responsible for the payment of the Sub-Advisory fee.

Sub-Advisers for the Fund are selected by reviewing a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of performance results with other Sub-Advisers, assets under management and number of clients. The Adviser may, subject to the approval of the Board of Trustees, change Sub-Advisers engaged by the Adviser to conduct the investment programs of the Fund without shareholder approval, if the exemptive order is granted by the SEC.


PORTFOLIO MANAGERS



The following portfolio managers manage the portion of the Fund's assets assigned to Analytic:


DENNIS BEIN. Mr. Bein has been with Analytic since 1995 and has served as Analytic's Chief Investment Officer since October 2004.


STEVE SAPRA. Mr. has been with Analytic since 1999 as Portfolio Manager.

The following are members of the investment management team which manages the portion of the Fund's assets assigned to GMFCT:

Jerry O'Grady. Mr. O'Grady is the Managing Partner of the firm and has served GMFCT since its inception.

Chuck Wright. Mr. Wright has been with the firm since its inception. Mr. Wright currently serves as the portfolio manager for this portion of the Fund's assets.

Tim Gage. Mr. Gage has been with the firm for 8 months, and was previously employed by Cooper Neff Convertible Arbitrage. Mr. Gage was also a credit analyst with Morgan Stanley for five years. Mr. Gage currently services as the Senior Analyst for the team.

Wayne Anglace. Mr. Anglace has been at the firm for 6 months. Previously he served at Deutche Bank as an equity researcher for 5 years. Mr. Anglace currently serves as an Analyst for the team.


24          VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

Chris O'Grady. Mr. O'Grady has been with the firm for 2 1/2 years. Previously, he served as an Equity/Bond Salesperson for Credit Suisse First Boston, Montgomery. Mr. O'Grady currently serves as a Trader for the team.

Brendan Dillon. Mr. Dillion has been with the firm for 2 years. Previously, Mr. Dillon served at Wachovia. Mr. Dillon currently serves as a Clerk, Analyst and Trading Assistant for the team.


The SAI provides additional information about the above Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.



THE ADVISER, THE FUND, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Fund sells shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Fund does not foresee any disadvantages to shareholders from offering the Fund to various companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in the Fund, and place them in another. This might force the Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of a Fund to any separate account. It may also suspend or terminate the offering of shares of the Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders.

A discussion regarding the basis for the Board's approval of the investment advisory agreement of the Fund is available in the Fund's current SAI.



25           VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

THE DISTRIBUTOR

Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation for sales of shares of the Fund. The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Funds, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund with which it has entered into a distribution agreement.

The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Funds may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

THE CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE TRANSFER AGENT
Forum Financial Group LLC
Two Portland Square
Portland, Maine 04101


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Five Times Square
New York, New York 10036


COUNSEL
Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109


2. TAXES
      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). As such, the Fund will not pay federal income tax to the extent that it distributes its income and capital gains.


      The Code requires funds used by insurance company variable annuity and life insurance contracts to be adequately diversified in order to enjoy tax deferral privileges. The Fund intends to invest so as to comply with this provision.



26          VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.




27          VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

3. HOW THE FUND SHARES ARE PRICED

The Fund buys or sells its shares at their net asset value, or NAV, per share next determined after receipt of a purchase or redemption. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time. Shares will not be priced on days on which the NYSE is closed for trading.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

The Fund may invest in securities that trade primarily in foreign markets, which markets may be active on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.


The Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or, in the Adviser's opinion, do not reflect the security's fair value, the
Fund must use the security's "fair value" as determined in good faith in accordance with the Fund's Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund's Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.


Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.


In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.


Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund's fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.


28          VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

4. SHAREHOLDER INFORMATION


FREQUENT TRADING POLICY

The Fund's Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as "market timing," because such activities may be disruptive to the management of the Fund's portfolio of investments and may increase Fund expenses and negatively impact the Fund's performance.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). The Fund's investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. Investments in emerging market securities may be less liquid, and the prices of such securities may be more volatile, than the securities of U.S. or other developed countries issuers. As a result, the Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

The Fund discourages frequent purchases and redemptions of shares by its insurance companies' contract holders, and will not make special arrangements to accommodate such transactions in Fund shares. The Fund has requested assurance that such insurance companies have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such insurance companies to notify the Fund immediately if they are unable to comply with such policies and procedures. If the Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the account in question, or closing the account). If the action taken by the insurance company is deemed by the Fund to be insufficient, the Fund will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Funds.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund's shares, there can be no assurances that these efforts will be successful. The Fund's ability to detect and prevent frequent trading activities by insurance companies' contract holders may be limited by the willingness of the insurance companies to monitor for these activities. Consequently, some contract holders may be able to engage in market timing activity resulting in an adverse effect on the Funds' performance, expenses, and the interests of long-term contract holders.


For further details, contact Account Assistance.



REDEMPTIONS IN KIND
-------------------

The Fund has reserved the right to redeem its shares "in kind." A description of "in kind" redemptions can be found in the SAI.

For further information about the Fund, please call or write your insurance company, or call (800) 221-2220 (in New York, (212) 687-5200), or write to the Fund at the address on the cover page.


29          VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

IV. FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's Initial Class of shares financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Total returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.




Worldwide Absolute Return Fund
Financial Highlights
For a share outstanding throughout the period:


                                                   Year
                                                   Ended        May 1, 2003(a)
                                                December 31,    to December 31,
                                                    2004             2003
                                                 ----------      -------------
Net Asset Value, Beginning of Period               $10.02            $10.00
                                                   ------            ------
Income From Investment Operations:
  Net Investment Loss                               -0.14             -0.03
  Net Realized and Unrealized
    Gain on Investments                              0.11              0.05
                                                   ------            ------
Total From Investment Operations                    -0.03              0.02
                                                   ------            ------
Less Dividends:
  Distributions from Realized Capital Gains         -0.15                --
                                                   ------            ------
Total Dividends                                     -0.15                --
                                                   ------            ------
Net Asset Value, End of Period                     $ 9.84            $10.02
                                                   ======            ======
Total Return (b)                                    -0.30%             0.20%

Ratios/Supplementary Data
Net Assets, End of Period (000)                    $5,469            $5,922
Ratio of Gross Expenses to Average Net Assets        5.00%          7.06%(d)
Ratio of Net Expenses to Average Net Assets (e)      2.50%          2.23%(d)
Ratio of Net Investment Income to Average
  Net Assets (c)                                    -1.45%        (0.57)%(d)
Portfolio Turnover Rate                               126%               63%


(a)          Commencement of operations.
(b)          Total return is calculated assuming an
             initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(c) Net effect of expenses reimbursement by Adviser to average net assets was 1.50% and 3.97%, respectively.
(d)          Annualized.
(e)          Net of short sale dividend expense.







30          VAN ECK WORLDWIDE ABSOLUTE RETURN FUND PROSPECTUS

YOUR INVESTMENT DEALER IS:






Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concisely information about the Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contracts involve certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

For more detailed information, see the
Statement of Additional Information (SAI), which is incorporated by reference into this prospectus. Additional information about the investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

o Call Van Eck at 1-800-826-1115, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

o Information about the Funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

o Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.



INVESTMENT COMPANY ACT
REGISTRATION NUMBER  811-05083

                        VAN ECK WORLDWIDE INSURANCE TRUST

     (WORLDWIDE BOND FUND - INITIAL CLASS, WORLDWIDE EMERGING MARKETS FUND -
           INITIAL CLASS, WORLDWIDE HARD ASSETS FUND - INITIAL CLASS,
                   WORLDWIDE REAL ESTATE FUND - INITIAL CLASS)

                       99 PARK AVENUE, NEW YORK, NY 10016
                          (212) 687-5200 WWW.VANECK.COM


Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company currently consisting of five separate series: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund, and Worldwide Absolute Return Fund, all of which offer Initial Class and four of which offer Class R1 shares. Shares are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies ("Contracts"). This Statement of Additional Information ("SAI") only pertains to the Initial Class shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund (each a "Fund," collectively, the "Funds"). Each Fund has specific investment objectives. Van Eck Associates Corporation (the "Adviser") serves as investment adviser to all the Funds.

                                TABLE OF CONTENTS

    GENERAL INFORMATION....................................................... 3
    INVESTMENT OBJECTIVES AND POLICIES........................................ 3
    INVESTMENT TECHNIQUES AND ASSOCIATED RISK FACTORS......................... 7
    ASSET-BACKED SECURITIES................................................... 7
    BORROWING................................................................. 7
    COLLATERALIZED MORTGAGE OBLIGATIONS....................................... 7
    FOREIGN SECURITIES........................................................ 8
    EMERGING MARKETS SECURITIES............................................... 8
    ETFS & INVESTMENTS IN OTHER INVESTMENT COMPANIES.......................... 9
    FOREIGN CURRENCY TRANSACTIONS............................................. 9
    FUTURES AND OPTIONS TRANSACTIONS......................................... 11
    REPURCHASE AGREEMENTS...................................................  12
    REAL ESTATE SECURITIES..................................................  12
    COMMERCIAL PAPER........................................................  13
    DEBT SECURITIES.........................................................  13
    DERIVATIVES.............................................................  14
    CURRENCY SWAPS..........................................................  14
    SHORT SALES.............................................................  15
    DIRECT INVESTMENTS......................................................  15
    LOANS ON PORTFOLIO SECURITIES...........................................  15
    PRECIOUS METALS.........................................................  16
    INVESTMENT RESTRICTIONS.................................................  16
    PORTFOLIO HOLDINGS DISCLOSURE...........................................  18
    INVESTMENT ADVISORY SERVICES............................................  19
    APPROVAL OF ADVISORY AGREEMENT..........................................  20
    THE DISTRIBUTOR.........................................................  22
    REVENUE SHARING.........................................................  22
    PORTFOLIO MANAGERS......................................................  22
    PORTFOLIO MANAGER COMPENSATION..........................................  24
    PORTFOLIO MANAGER SHARE OWNERSHIP.......................................  24
    OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS............................  24
    PORTFOLIO TRANSACTIONS AND BROKERAGE....................................  25

    PROXY VOTING POLICIES AND PROCEDURES....................................  26
    POTENTIAL CONFLICTS OF INTEREST.........................................  26
    CODE OF ETHICS..........................................................  27
    TRUSTEES AND OFFICERS...................................................  27
    2004 COMPENSATION TABLE.................................................  33
    PRINCIPAL SHAREHOLDERS..................................................  33
    PURCHASE OF SHARES......................................................  33
    VALUATION OF SHARES.....................................................  34
    TAXES...................................................................  35
    REDEMPTIONS IN KIND.....................................................  35
    PERFORMANCE.............................................................  35
    DESCRIPTION OF THE TRUST................................................  36
    ADDITIONAL INFORMATION..................................................  37
    FINANCIAL STATEMENTS....................................................  38
    APPENDIX A: PROXY VOTING POLICIES.......................................  39
    APPENDIX B: RATINGS.....................................................  53


This SAI is not a prospectus and should be read in conjunction with the Trust's current Prospectus, dated May 1, 2005 for the Funds, which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth at the top of this page.

Shareholders are advised to read and retain this SAI for future reference

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2005

GENERAL INFORMATION


Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

The Board of Trustees has authority to create additional series or funds, each of which may issue separate classes of shares. There are currently five series of the Trust: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund, and Worldwide Absolute Return Fund, all of which offer Initial Class and Class R1 shares. Shares are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies. This SAI only pertains to the Initial Class shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund. Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund are classified as diversified funds and Worldwide Bond Fund and Worldwide Real Estate Fund are classified as non-diversified funds under the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT OBJECTIVES AND POLICIES

The following is additional information regarding the investment policies used by the Funds in attempting to achieve their respective objectives.

WORLDWIDE BOND FUND

Worldwide Bond Fund seeks high total return by investing globally, primarily in a variety of debt securities.

During normal market conditions, the Fund expects to invest at least 80% of its net assets in investment grade debt securities, such as obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, or by a supranational organization chartered to promote economic development such as the World Bank or European Economic Community, bonds, debentures, notes, commercial paper, time deposits, certificates of deposit and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. Government and its agencies having varied maturities, consisting of obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the "full faith and credit" of the United States. In addition to direct obligations of the U.S. Treasury such as Treasury bonds, notes and bills, these include securities issued or guaranteed by different agencies such as the Federal Housing Administration, the Government National Mortgage Association and the Small Business Association.

Total return is comprised of current income and capital appreciation. The Fund attempts to achieve its objective by taking advantage of investment opportunities in the United States as well as in other countries throughout the world where opportunities may be more rewarding and may emphasize either component of total return.

The Fund may invest in any type of security including, but not limited to, common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and debt obligations of domestic and foreign companies, governments (including their political subdivisions) and international organizations. The Fund may buy and sell financial futures contracts and options on financial futures contracts, which may include bond and stock index futures contracts and foreign currency futures contracts. The Fund may write, purchase or sell put or call options on securities and foreign currencies.

In addition, the Fund may lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

The Fund may invest in "when-issued" securities and collateralized mortgage obligations. The Appendix to this SAI contains an explanation of the rating categories of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P") relating to the fixed-income securities and preferred stocks in which the Fund may invest, including a description of the risks associated with each category.

In addition, the Fund may invest solely in the securities of one country such as the United States when economic conditions warrant, such as an extreme undervaluation of the currency and exceptionally high returns of that country's currency relative to other currencies. During periods of less favorable economic and/or market conditions, the Fund may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, time deposits, bankers' acceptances, high grade commercial paper and repurchase agreements.

WORLDWIDE EMERGING MARKETS FUND

Worldwide Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Under normal conditions, at least 80% of the Fund's net assets plus the amount of any borrowings for investment purposes will be invested in emerging countries and emerging market equity securities. An "emerging market" or "emerging country" is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle-income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland. The Adviser expects that the Fund will normally invest in at least three different countries.

The Fund considers emerging market securities to include securities which are
(i) principally traded in the capital markets of an emerging market country;
(ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

The Fund may invest indirectly in emerging markets by investing in other investment companies due to restrictions on direct investment by foreign entities in certain emerging market countries. Such investments may involve the payment of premiums above the net asset value of the companies' portfolio securities; are subject to limitations under the Act and the Internal Revenue code; are constrained by market availability; and would have the Fund bearing its ratable share of that investment company's expenses, including its advisory and administration fees. The Fund's investment adviser has agreed to waive its management fee with respect to the portion of the Fund's assets invested in shares of other open-end investment companies. The Fund would continue to pay its own management fees and other expenses with respect to any investments in shares of closed-end investment companies.

Equity securities in which the Fund may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible debt instruments; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

The Fund emphasizes equity securities, but may also invest in other types of instruments, including debt securities of any quality (other than commercial paper as described herein). Debt securities may include fixed or floating rate bonds, notes, debentures, commercial paper, loans, convertible securities and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks or private issuers.

The Fund may invest in derivatives. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps, structured notes and other similar securities as may become available in the market. These instruments offer certain opportunities and additional risks that are discussed below.

The Fund may, for temporary defensive purposes, invest more than 20% of its total assets in securities which are not emerging market securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's; A-1 or better by S & P; Fitch-1 by Fitch Ratings Ltd. ("Fitch"); Duff-1 by Duff & Phelps ("D&P"), or if unrated, will be of comparable high quality as determined by the Adviser.

WORLDWIDE HARD ASSETS FUND

The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

The Fund will, under normal conditions, invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in "hard asset" securities as defined in the Prospectus.

Because of the Fund's concentration policy, it may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. Some of these risks include: volatility of energy and basic materials prices; possible instability of the supply of various hard assets; the risks generally associated with extraction of natural resources; actions and changes in government which could affect the production and marketing of hard assets; and greater price fluctuations that may be experienced by hard asset securities than the underlying hard asset. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices. Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. An investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.

The Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments. The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. Government and its agencies having varied maturities. The Fund may also invest in derivatives of the securities mentioned above.

High grade debt securities are those that are rated A or better by S&P or Moody's, Fitch-1 by Fitch or Duff-1 by D&P or if unrated, of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest.

The Fund may purchase securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. The Fund may purchase and sell financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio).

The Fund may also invest in "when-issued" securities and "partly paid" securities. The Appendix to this SAI contains an explanation of the rating categories of Moody's and S&P relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category. Although the Fund will not invest in real estate directly, it may invest more than 50% of its assets in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. REITs are pooled investment vehicles whose assets generally consist primarily of interest in real estate and real estate loans. REITs and other real estate investments of the Fund are subject to certain risks. The Fund may therefore be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general.

The Fund may invest up to 10% of its assets in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by hard assets and whose value is expected to be linked to underlying hard assets are excluded from the 10% limitation.

The Fund may, for temporary defensive purposes, invest more than 20% of its total assets in securities which are not hard asset securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's; A-1 or better by S & P; Fitch-1 by Fitch; Duff-1 by D&P, or if unrated, will be of comparable high quality as determined by the Adviser.

WORLDWIDE REAL ESTATE FUND

Worldwide Real Estate Fund seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry.

The Fund will, under normal conditions, invest at least 80% (and at times nearly all) of its net assets plus the amount of any borrowings for investment purposes in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry ("real estate companies"). Equity securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, preferred shares and real estate investment trusts ("REITs"), American Depositary Receipts
(ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), equity swaps, indexed securities and similar instruments whose values are tied to one or more equity securities are considered to be equity securities. These securities may be listed on securities exchanges or traded over-the-counter. A real estate company is one that has at least 50% of its assets in, or derives at least 50% of its revenues or net profits from, the ownership, construction, financing, management or sale of residential, commercial, industrial or hospital real estate. Real estate companies may include, among others: equity REITs, mortgage REITs, hybrid REITs, hotel companies, real estate brokers or developers, and companies which own significant real estate assets.

REIT assets generally consist primarily of interest in real estate and real estate loans. REITs are often classified as equity, mortgage or hybrids. An equity REIT owns interests in property and realizes income from rents and gain or loss from the sale of real estate interest. A mortgage REIT invests in real estate mortgage loans and realizes income from interest payments on the loans. A hybrid REIT invests in both equity and debt. An equity REIT may be an operating or financing company. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

The Fund may, for temporary defensive purposes, invest more than 20% of its total assets in securities which are not equity securities of real estate companies, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's; A-1 or better by S & P; Fitch-1 by Fitch; Duff-1 by D&P, or if unrated, will be of comparable high quality as determined by the Adviser.

The Fund may invest more then 25% of its total assets in any one sector of the real estate industry or any real estate related industry. Because the Fund concentrates in a single industry, an investment in the Fund can be expected to be more volatile than an investment in funds that invest in many industries. Risk associated with investment in securities of companies in the real estate industry include: declines in the value of the real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning and other laws, casualty or condemnation losses, variations or limitations in rental income, changes in neighborhood values, the appeal of properties to tenants, governmental actions, the ability of borrowers and tenants to make loan payments to rents, and increase in interest rates. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain exemption from the 1940 Act.

The Fund may also invest in derivatives. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps, indexed securities, currency exchange contracts and other similar securities as may be available in the market. The Fund may also invest up to 10% of its total assets in direct investments. For more information, see "Risk Factors - Direct Investments."

INVESTMENT TECHNIQUES AND ASSOCIATED RISK FACTORS

ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.

BORROWING

The Funds may borrow up to 30% of the value of their respective net assets to increase their holding of portfolio securities. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to these borrowings and to sell (within three days) sufficient portfolio holdings to restore this asset coverage if it should decline to less than 300% even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs, which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that any borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

COLLATERALIZED MORTGAGE OBLIGATIONS

The Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Funds may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Funds will be subject to certain limitations under the 1940 Act.

FOREIGN SECURITIES

Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities, although a shareholder of a Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

Worldwide Emerging Markets Fund may invest in Russian issuers. Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer's share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, the Fund will invest only in those Russian companies whose registrars have entered into a contract with the Fund's Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent the Fund from investing in the securities of certain Russian issuers otherwise deemed suitable by the Fund's investment adviser.

Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

EMERGING MARKETS SECURITIES

Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund may invest in securities of companies in developing countries as well as in developed countries. Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may have a substantial portion of their assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country that is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain developing countries do not have comprehensive systems of law, although substantial changes have occurred in many such countries in this regard in recent years. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, the Philippines, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments in these countries typically involve greater potential for gain or loss than investments in securities of issuers in developed markets.

The securities markets in developing countries can be substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy regarding illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability to the Funds of additional investments in those countries.

Economies of developing countries may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

ETFs & INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds may acquire shares in other investment companies including foreign investment companies. Investment in other investment companies may be the sole or most practical means by which the Funds may participate in certain securities markets. The Funds may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. The Funds may invest in shares of various exchange-traded funds ("ETFs"), including index, bond and commodity-based ETFs. ETFs generally seek to track the performance of various indices or commodity prices. Shares of ETFs have many of the same risks as direct investments in common stocks, bonds or other asset classes. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of closed-end funds and ETF shares may differ from their net asset value. As a shareholder in an investment company, the Funds will bear their ratable shares of that entity's expenses, including its advisory and administration fees. At the same time, the Funds would continue to pay their own investment management fees and other expenses. As a result, the Funds and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies. The Funds may invest in investment companies managed or sponsored by the Adviser.

FOREIGN CURRENCY TRANSACTIONS

Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds, with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts and put and call options, to "lock in" the U.S. dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts that are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

The Adviser will not commit any Fund to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Funds' custodian will place the securities being hedged, cash or U.S. Government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Funds to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Funds are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

Changes in currency exchange rates may affect the Funds' net asset value and performance. There can be no assurance that the Funds' investment adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. This may reduce a Fund's losses on a security when a foreign currency's value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Last, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

The Fund will enter into forward contracts to duplicate a cash market transaction. Worldwide Bond Fund will not purchase or sell foreign currency as an investment. Worldwide Emerging Markets Fund, Worldwide Hard Asset Fund and Worldwide Real Estate Fund may enter into currency swaps. See also "Futures and Options Transactions'.

In those situations where foreign currency options of futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, or futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the investment adviser's belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.

If the Funds retain the portfolio security and engage in an offsetting transaction, the Funds will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

FUTURES AND OPTIONS TRANSACTIONS

The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. Worldwide Hard Assets Fund may also buy and sell commodities futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for bona fide hedging purposes, as that term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin", to cover any additional obligations it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.

Worldwide Hard Assets Fund may invest in commodity futures contracts and in options on commodity futures contracts, which involves numerous risks such as leverage, high volatility illiquidity, governmental intervention designed to influence commodity prices and the possibility of delivery of the underlying commodities. If the Fund were required to take delivery of a commodity, it would be deemed illiquid and the Fund would bear the cost of storage and might incur substantial costs in its disposition. The Fund will not use commodity futures contracts for leveraging purposes in excess of applicable limitations. Certain exchanges do not permit trading in particular commodities at prices in excess of daily price fluctuation limits set by the exchange, and thus Worldwide Hard Assets Fund could be prevented from liquidating its position and thus be subject to losses. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. See "Risk Factors-Foreign Securities".

The Funds may also invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Funds because the maximum exposure is the amount of the premiums paid for the options.

The Funds' use of financial futures contracts and options on such futures contracts, and Worldwide Hard Assets Fund and Worldwide Real Estate Fund's use of commodity futures contracts and options on such futures contracts may reduce a Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest. Because the financial markets in the developing countries are not as developed as those in the United States, these financial investments may not be available to the Funds and the Funds, may be unable to hedge certain risks.

The use of financial futures and/or commodity futures contracts and options on such futures contracts as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Funds may incur a loss on their investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

It is the policy of the Funds to meet the requirements of the Code to qualify as a regulated investment company to prevent double taxation of the Funds and their shareholders. One of these requirements is that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Funds may engage in options and futures contracts transactions may be materially limited by this test.

The Funds may write, purchase or sell covered call or put options. Any options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying assets at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When a Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying asset, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or liquid equity or debt securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

The Funds may invest in options that are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options from dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, and are generally considered illiquid securities.

REPURCHASE AGREEMENTS

A Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

MORTGAGE-BACKED SECURITIES

The Funds may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

REAL ESTATE SECURITIES

Although Worldwide Hard Assets Fund will not invest in real estate directly, the Fund may invest up to 50% of its assets in equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. Worldwide Hard Assets Fund and Worldwide Real Estate Fund are therefore subject to certain risks associated with ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

COMMERCIAL PAPER

The Funds may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission has been considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

DEBT SECURITIES

The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates, the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. High grade means a rating of A or better by Moody's or S&P's, or of comparable quality in the judgment of the Adviser if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain, in a segregated account with their Custodian, an amount of cash or high quality securities equal (on a daily marked-to-market-basis) to the amount of its commitment to purchase the when-issued securities.

The Fund may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Funds may lose interest and/or principal on such securities.

DERIVATIVES

To protect against anticipated declines in the value of their investment holdings, the Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund and Worldwide Bond Fund may use options, forward and futures contracts, swaps and structured notes, and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Fund's investment adviser deems it desirable to hold for tax or other considerations or for investment reasons. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures contract, put option or swap. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Funds may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic position" is the duplication of cash market transaction when deemed advantageous by the Funds' adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

When the Funds intend to acquire securities (or gold bullion or coins in the case of Worldwide Hard Assets Fund) for the portfolios, they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of a futures contract). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security, and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.

CURRENCY SWAPS

Except for Worldwide Bond Fund, the Funds may enter into currency swaps for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currency. Since currency swaps are individually negotiated, a Fund may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. Worldwide Hard Assets Fund may also enter into other asset swaps. Asset swaps are similar to currency swaps in that the performance of one hard asset (e.g., gold) may be "swapped" for another (e.g., energy).

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Fund's investment adviser is incorrect in its forecast of market values and currency exchange rates and/or hard assets values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

SHORT SALES

Except for the Worldwide Bond Fund, the Funds may make short sales of equity securities. The Funds will establish a segregated account with respect to their short sales and maintain in the account cash not available for investment or U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Fund's net assets.

DIRECT INVESTMENTS

Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds' investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Funds' direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases, the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations, or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. In addition, in the event the Funds sell unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

LOANS ON PORTFOLIO SECURITIES

The Funds may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of their total assets. These loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Funds may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Funds will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. The Funds might experience a loss if the borrowing broker-dealer breaches its agreement with the Funds.

PRECIOUS METALS

Precious metals trading is a speculative activity, and its markets at times volatile. There may be sharp fluctuations in prices, even during periods of rising prices. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Under current U.S. tax law, the Funds may not receive more than 10% of its yearly income from gains resulting from the sale of precious metals or any other physical commodity. The Funds may be required, therefore, to hold precious metals or sell them at a loss, or to sell portfolio securities at a gain, when they would not otherwise do so for investment reasons. The Funds incur additional costs in storing gold bullion and coins, which are generally higher than custodian costs for securities.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies that cannot be changed without the approval of the holders of a majority of a Fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of
(i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or
(ii) more than 50% of a Fund's outstanding shares. Each of the Funds may not:

     1. Purchase or sell real estate, although the Funds may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

     2. Purchase or sell commodities or commodity futures contracts (for the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract) except that the Worldwide Emerging Markets Fund may, for hedging and other purposes, and the Worldwide Hard Assets Fund, Worldwide Bond Fund and Worldwide Real Estate Fund may, for hedging purposes only, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts. The Worldwide Hard Assets Fund and Worldwide Real Estate Fund may, for hedging purposes only, buy and sell commodity futures contracts on gold and other natural resources or on an index thereon. A Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts not used for hedging purposes (except that with respect to Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, margin deposits for futures positions entered into for bona fide hedging purposes are excluded from the 5% limitation). In addition, Worldwide Hard Assets Fund and Worldwide Real Estate Fund may invest in gold bullion and coins.

     3. Make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness (such as structured notes, indexed securities and swaps with respect to Worldwide Hard Assets Fund and Worldwide Real Estate Fund) and (ii) repurchase agreements. The Funds may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets.

     4. As to 75% of the total assets of the Worldwide Hard Assets Fund and Worldwide Emerging Markets Fund, purchase securities of any issuer, if immediately thereafter (i) more than 5% of a Fund's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) with respect to the Worldwide Hard Assets Fund, more than 10% of the outstanding securities of any class of such issuer would be held by a Fund; and in the case of Worldwide Emerging Markets Fund more than 10% of the outstanding voting securities of such issuer would be held by a Fund (provided that these limitations do not apply to obligations of the United States Government, its agencies or instrumentalities). This limitation does not apply to the Worldwide Bond Fund and Worldwide Real Estate Fund.

     5. Underwrite any issue of securities (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

     6. Borrow money, except that each of the Funds may borrow up to 30% of the value of its net assets to increase its holding of portfolio securities.

     7. Issue senior securities except insofar as a Fund may be deemed to have issued a senior security by reason of (i) borrowing money in accordance with restrictions described above; (ii) entering into forward foreign currency contracts; (iii) financial futures contracts purchased on margin; (iv) commodity futures contracts purchased on margin (Worldwide Hard Assets Fund); and (v) foreign currency swaps (Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund).

     8. Invest more than 25 percent of the value of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, except the Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, and provided that this limitation does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     9. Make investments for the purpose of exercising control or management.

     10. Invest in real estate limited partnerships (except Worldwide Real Estate Fund) or in oil, gas or other mineral leases.

     The following policies have been adopted by the Board of Trustees with respect to each Fund and may be changed without shareholder approval.

A Fund may not:

     11. Exclusive of Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, purchase securities of other open-end investment companies, except as part of a merger, consolidation, reorganization or acquisition of assets; (i) purchase more than 3% of the total outstanding voting stock of any investment company, (ii) invest more than 5% of any of the Fund's total assets in securities of any one investment company, or (iii) invest more than 10% of such value in investment companies in general. In addition, the Fund may not invest in the securities of closed-end investment companies, except by purchase in the open market involving only customary broker's commissions.

     12. Invest in securities which are (i) subject to legal or contractual restrictions on resale ("restricted securities"), or in securities for which there is no readily available market quotation or engage in a repurchase agreement maturing in more than seven days with respect to any security, if as a result, more than 10% of its total net assets would be invested in such securities, except that Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund will not invest more than 15% of the value of their total net assets in such securities, and; (ii) with respect to Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter if the result is that more than 15% of its total net assets would be invested in such securities.

     13. Invest more than 5 percent of the value of its total assets in securities of companies having together with their predecessors, a record of less than three years of continuous operation (this restriction does not apply to the Worldwide Emerging Markets Fund and Worldwide Real Estate Fund).

     14. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Funds may purchase or sell puts and calls on foreign currencies and on securities as described under "Futures and Options Transactions" herein and in the Prospectus and that these Funds may write, purchase or sell put and call options on financial futures contracts, which include bond and stock index futures contracts and Worldwide Hard Assets Fund and Worldwide Real Estate Fund may write, purchase, or sell put and call options on gold or other natural resources or an index thereon, and on commodity futures contracts on gold or other natural resources or an index thereon.

     15. Purchase participations or other interests (other than equity stock interests) in oil, gas or other mineral exploration or development programs.

     16. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges or more than 2% of the value of the assets of a Fund (except Worldwide Emerging Markets Fund and Worldwide Real Estate Fund) in warrants which are not listed. Warrants acquired in units or attached to securities are not included in this restriction.

     17. Mortgage, pledge or otherwise encumber its assets except to secure borrowings affected within the limitations set forth in these restrictions.

     18. Except for Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, make short sales of securities, except that the Worldwide Bond Fund may engage in the transactions specified in these restrictions.

     19. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions, and may make initial or maintenance margin payments in connection with options and futures contracts and related options and borrowing effected within the limitations set forth in these restrictions.

     20. Participate on a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Funds and such account.

     21. Purchase or retain a security of any issuer if any of the officers, directors or Trustees of a Fund or its investment adviser beneficially owns more than one-half of 1% of the securities of such issuer, or if such persons taken together own more than 5% of the securities of such issuer. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have adopted policies and procedures governing the disclosure of information regarding the Funds' portfolio holdings. They are reasonably designed to prevent selective disclosure of the Funds' portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Funds' shareholders. The Board of Trustees is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

These policies and procedures apply to employees of each Fund's investment adviser, administrator, principal underwriter, and all other service providers to the Funds that, in the ordinary course of their activities, come into possession of information about the Funds' portfolio holdings. These policies and procedures are made available to each service provider.

The following outlines the policies and procedures adopted by the Funds regarding the disclosure of portfolio related information:

Generally, it is the policy of the Funds that no current or potential investor (or their representative), including any Fund shareholder (collectively, "Investors"), shall be provided information about a Fund's portfolio on a preferential basis in advance of the provision of that same information to other investors.

BEST INTEREST OF THE FUNDS: Information regarding the Funds' specific security holdings, sector weightings, geographic distribution, issuer allocations and related information ("Portfolio-Related Information"), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Funds' Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Funds' officers to be in the best interest of Fund shareholders.

CONFLICTS OF INTEREST: Should a conflict of interest arise between a Fund and any of its service providers regarding the possible disclosure of Portfolio-Related Information, the Funds' officers shall resolve any conflict of interest in favor of the Funds' interest. In the event that a Fund officer is unable to resolve such a conflict of interest, the matter shall be referred to the Fund's Audit Committee for resolution.

EQUALITY OF DISSEMINATION: Shareholders of the same Fund shall be treated alike in terms of access to the Fund's portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information, with respect to a Fund, shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund's website). Accordingly, all Investors will have equal access to such information.

SELECTIVE DISCLOSURE OF PORTFOLIO-RELATED INFORMATION IN CERTAIN CIRCUMSTANCES:
In some instances, it may be appropriate for a Fund to selectively disclose a Fund's Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired advisor or sub-advisor, or disclosure to a rating agency) prior to public dissemination of such information.

CONDITIONAL USE OF SELECTIVELY-DISCLOSED PORTFOLIO-RELATED INFORMATION: To the extent practicable, each of the Funds' officers shall condition the receipt of Portfolio-Related Information upon the receiving party's agreement to both keep such information confidential and not to trade Fund shares based on this information.

COMPENSATION: No person, including officers of the Funds or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Funds reserve the right to charge a nominal processing fee, payable to the Funds, to non-shareholders requesting Portfolio Related Information. This fee is designed to offset the Fund's costs in disseminating such information.

SOURCE OF PORTFOLIO RELATED INFORMATION: All Portfolio-Related Information shall be based on information provided by the Fund's administrator(s)/accounting agent.

Each Fund's Board shall be responsible for overseeing the implementation of these Policies and Procedures. These Policies and Procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

Additionally, each Fund shall maintain and preserve permanently in an easily accessible place a written copy of these Policies and Procedures. Each Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Funds or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.


INVESTMENT ADVISORY SERVICES

The investment adviser and manager of the Funds is Van Eck Associates Corporation, a Delaware corporation, pursuant to an Advisory Agreement. The Adviser furnishes an investment program for the Funds and determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold or held. The Adviser, which has been an investment adviser since 1955, also acts as investment adviser or sub-investment adviser to other mutual funds registered with the SEC under the Act, and manages or advises managers of portfolios of pension plans and others.

The Adviser or its affiliates provide the Funds with office space, facilities and simple business equipment and provide the services of consultants, executive and clerical personnel for administering the affairs of the Funds. Except as provided for in the Advisory Agreement, the Adviser or its affiliates compensate all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

The Advisory Agreement provides that it shall each continue in effect from year to year with respect to a Fund as long as it is approved at least annually both
(i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned within the meaning of the 1940 Act.

The expenses borne by each of the Funds include the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' fees and expenses, brokerage commissions for portfolio transactions, taxes, (if any), the advisory and administrative fees, extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholder and Trustee meetings and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses, expenses of registering and qualifying shares for sale (including compensation of the employees of the Adviser or its affiliate in relation to the time spent on such matters), fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.

The management fee for each of Worldwide Bond Fund and Worldwide Hard Assets Fund is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on assets in excess of $750 million, which includes the fee paid to the Adviser for accounting and administrative services. The management fee for Worldwide Emerging Markets Fund and Worldwide Real Estate Fund are computed daily and paid monthly at an annual rate of 1% of average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services.

For the years ended December 31, 2002, 2003, and 2004, the Adviser earned fees with respect to Worldwide Bond Fund of $707,258, $981,419, and $750,847 respectively. The Adviser earned fees for the same years with respect to Worldwide Hard Assets Fund of $1,049,706, $1,074,234, and $1,704,203
respectively. There were no fee waivers or expense reimbursements with respect to these two Funds for 2002 and 2003. For 2004 fees waived for Worldwide Bond fund were $7,710 and $8,000 for Worldwide Hard Assets Fund, earning net fees of $743,137 and $1,696,203, respectively. For the years ended December 31, 2002, 2003, and 2004 the Adviser earned fees with respect to Worldwide Emerging Markets Fund in the amount of $1,860,505, $1,641,792, and $1,690,207 respectively. For the years ended December 31, 2002, 2003, and 2004, the Advisor waived fees of $60,972, $150,127 and $60,791, respectively, earning net fees of $1,799,533, $1,491,665, and $1,629,416. For the years ended December 31, 2002,
2003, and 2004, the Adviser earned fees with respect to Worldwide Real Estate Fund of $171,250, $183,274, and $236,915, respectively. For the years ended December 31, 2004, the Advisor waived fees of $69,397, resulting in net fees of $167,518.

Under the Advisory Agreements, the Adviser is responsible for determining the net asset value per share and maintaining the accounting records of the Funds. For these services, the agreements provide for reimbursement to the Adviser.

APPROVAL OF ADVISORY AGREEMENT


In considering the renewal of the investment advisory agreements, the Board, including the Independent Trustees, considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for meetings of the Trustees held on April 19 and 20, 2005 to specifically consider the renewal of each Fund's investment advisory agreement. This information included, among other things, the following:

o The Adviser's response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees;
o An independent report comparing the management fees and non-investment management expenses of each Fund with those of comparable funds;
o An independent report comparing Fund investment performance to relevant peer groups of funds and appropriate indices;
o Presentations by the Adviser's key investment personnel with respect to the Adviser's investment strategies and general investment outlook in relevant markets and the resources available to support the implementation of such investment strategies;
o Reports with respect to the Adviser's brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars;
o The Adviser's financial statements and business plan with respect to its mutual fund operations;
o A profitability analysis with respect to each Fund and the Van Eck complex of mutual funds as a whole; and
o     Reports on a variety of compliance-related issues.

The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates;
(2) the nature, quality and extent of the services performed by the Adviser in interfacing and monitoring the services performed by third parties such as the Funds' custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser's commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser's willingness to subsidize the operations of the Funds from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the Adviser's development and use of proprietary fair valuation models with respect to foreign securities; (6) the actions of the Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws, and the implementation of recommendations of independent consultants with respect to market timing and related compliance issues; (7) the responsiveness of the Adviser to inquiries from regulatory agencies such as the SEC and the office of the New York Attorney General ("NYAG"); (8) the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Funds and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Trustees considered the fact that the Adviser has received a Wells Notice from the SEC in connection with on-going investigations concerning market timing and related matters. The Trustees determined that the Adviser is cooperating with the SEC, the NYAG and the Independent Trustees in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Trustees concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing alternative investment products, including hedge funds that invest in the same financial markets and are managed by the same investment professionals as the Funds. The Board concluded that the management of these products contributes to the Adviser's financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and these alternative products and for resolving any such conflicts of interest in a fair and equitable manner.

With respect to each Fund, the Board concluded that, in light of the services rendered and the costs associated with providing such services, the profits, if any, realized by the Adviser from managing the Fund are not unreasonable. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows and concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that neither of Worldwide Emerging Markets Fund nor the Worldwide Real Estate Fund currently has sufficient assets, or in the foreseeable future is likely to have sufficient assets, for the Adviser to realize material benefits from economies of scale, and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

With respect to each Fund, the Board also considered additional specific factors and related conclusions, as detailed below.

WORLDWIDE BOND FUND. In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the annualized three-year period ended December 31, 2004, and was at or slightly below its peer group average for the one-year, two-year, four-year and five-year periods ended December 31, 2004; and (2) although the Fund's management fees and overall expense ratio are high relative to its peer group, neither is unreasonable in view of the relatively small size of the Fund, the size of the entire family of Van Eck mutual funds, and the nature of the global investment strategy used to pursue the Fund's objective.

WORLDWIDE EMERGING MARKETS FUND. In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the annualized one-year, two-year, three-year and four-year periods ended December 31, 2004; (2) the Adviser has taken action to improve investment results in the past two years by strengthening the Fund's investment team; (3) the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee such that the overall management fee for the Fund during 2004, net of waivers, was below average for its peer group; and (4) the Fund's overall expense ratio, net of fee waivers, is below average for its peer group.

WORLDWIDE HARD ASSETS FUND. In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the one-year, two-year and three-year periods ended December 31, 2004; (2) the Adviser has taken action to strengthen the Fund's investment team by adding a key energy sector analyst; and (3) the Fund's management fees and expense ratio are above average but within the range of management fees and expense ratios, respectively, for its peer group.

WORLDWIDE REAL ESTATE FUND. In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average and was in the top quintile for the one-year period ended December 31, 2004; (2) the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee such that the overall management fee for the Fund during 2004, net of fee waivers, was below average for its peer group; and (3) the Fund's expense ratio, net of fee waivers, is above average, but within the range of expense ratios for its peer group.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board, including all of the Independent Trustees, approved the continuation of the advisory agreements for an additional one-year period.



THE DISTRIBUTOR

Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation (the "Distributor"), 99 Park Avenue, New York, New York, a wholly owned subsidiary of the Adviser. The Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds.

The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board of Trustees.

REVENUE SHARING

     The Distributor has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation for share sales of the Funds. The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Funds, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Funds and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Funds may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

PORTFOLIO MANAGERS

WORLDWIDE BOND FUND

The Worldwide Bond Fund is managed by a team of investment professionals. Current members of the team include:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. Mr. Cameron has over 20 years of experience in international and financial markets. In addition to being a member of the investment team for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser. Mr. Cameron also serves as a co-portfolio manager for Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser.

GREGORY KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.

WORLDWIDE EMERGING MARKETS FUND

DAVID A. SEMPLE. Mr. Semple joined Van Eck in 1998 as the Director of International Equity. He is also portfolio manager of other mutual funds advised by the Adviser, and a member of several of the Adviser's funds investment management teams. He has accumulated 14 years of experience in the investment business, being engaged as a manager and an analyst. Mr. Semple additionally serves as an adviser on Van Eck Multi-Strategy Partners, LP, through Van Eck Absolute Return Advisers, Corp., a hedge fund adviser wholly owned by the Adviser. Van Eck Multi-Strategy Partners, LP, has an investment strategy that differs from the strategies of the mutual funds.

WORLDWIDE HARD ASSETS FUND

The Worldwide Hard Assets Fund is managed by a team of investment professionals. Current members of the team include:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. Mr. Cameron has over 20 years of experience in international and financial markets. In addition to being a member of the investment team for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser. Mr. Cameron also serves as a co-portfolio manager for Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser.

DEREK S. VAN ECK. Mr. van Eck joined Van Eck in 1989 as a portfolio manager and the Chief Investment Officer of the Adviser. Mr. van Eck has over 15 years of investment management experience. He is also a portfolio manager of other mutual funds advised by the Adviser. Mr. van Eck also serves as a portfolio manager for the Hard Assets hedge funds (listed herein), and co-portfolio manager of Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., which are hedge funds through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst. Since 1998, he has been the portfolio manager of other mutual funds advised by the Adviser and a member of several of the Adviser's funds' investment management teams. Mr. Foster also serves as a portfolio manager for the Long/Short Gold Portfolio, Ltd., a hedge fund, through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

GREGORY KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.

CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

SHAWN REYNOLDS. Mr. Reynolds joined Van Eck in 2005 as an analyst focusing on energy. Prior to joining Van Eck, Mr. Reynolds was an analyst at Petrie Parkman & Co. Prior to 2001, Mr. Reynolds was an analyst with Credit Suisse First Boston, Goldman Sachs, and Lehman Brothers. He serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

WORLDWIDE REAL ESTATE FUND

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

PORTFOLIO MANAGER COMPENSATION

Investment professionals and portfolio managers have varying compensation arrangements depending on their responsibilities. Generally, investment professionals are paid a base salary and a bonus driven by their contribution to investment performance for the past one and three-year periods. Performance is measured against benchmarks (as designated in the prospectus), against relevant peer groups, and on absolute returns, but varies by person. Managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. The firm does manage accounts with incentive fees.


PORTFOLIO MANAGER SHARE OWNERSHIP


The following table represents the share ownership of each member of the Fund's investment teams. +/-

                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
    NAME OF                                       IN ALL REGISTERED INVESTMENT COMPANIES
INVESTMENT TEAM     DOLLAR RANGE OF                          OVERSEEN BY
    MEMBER      EQUITY SECURITIES IN THE FUND#      FAMILY OF INVESTMENT COMPANIES
Charles Cameron           None                           $100,000 - $500,000

Joseph Foster             None                            $10,001 - $50,000

Samuel Halpert            None                            $10,001 - $50,000

Gregory Krenzer           None                            $10,001 - $50,000

Charl Malan               None                            $10,001 - $50,000

Shawn Reynolds            None                                    0

David Semple         $10,001-$50,000                     $100,000 - $500,000

Derek van Eck             None                          $500,000 - $1,000,000

+/- The valuation date for the Portfolio Manager Share Ownership table is March
31, 2005.

# In this context, "the Fund" means the Van Eck Worldwide Insurance Trust.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Certain of the above-referenced portfolio managers and investment team members manage accounts outside of the mutual fund complex. Below is a table of the number of accounts each investment team member is involved with, in addition to the approximate total assets in the accounts managed within each named category.


----------------------------------------------------------------------------------------
                   Number of        Total Assets in   Total Assets in
                   Accounts         Accounts Managed  Accounts
                   Managed Outside  within Other      Managed within
                   the Van Eck      Registered        Other Pooled     Total Assets in
Name of Portfolio  mutual fund      Investment        Investment       Other Accounts
Manager            complex          Companies         Vehicles         Managed
----------------------------------------------------------------------------------------
Charles Cameron    2                n/a               1.9 million      n/a
----------------------------------------------------------------------------------------

Joseph Foster      5                n/a               54.7 million     351.49 million
----------------------------------------------------------------------------------------

Samuel Halpert     0                n/a               n/a              n/a
----------------------------------------------------------------------------------------

Gregory Krenzer    0                n/a               n/a              n/a
----------------------------------------------------------------------------------------

Charl Malan        0                n/a               n/a              n/a
----------------------------------------------------------------------------------------

Shawn Reynolds     0                n/a               n/a              n/a
----------------------------------------------------------------------------------------

David Semple       3                n/a               3.3 million      18.39 million
----------------------------------------------------------------------------------------

Derek van Eck      5                n/a               468.2 million    n/a
----------------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities and other investments for the Funds, and the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

In purchasing and selling the Funds' portfolio investments, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction, the nature and character of the markets for the security or asset to be purchased or sold, the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm, the broker-dealer's execution services rendered on a continuing basis, and the reasonableness of any commissions.

The Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser's affiliates. The Trustees periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds. The Trustees also review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors, which the Adviser considers in making such allocations, are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities, and the then-availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The portfolio turnover rates of all the Funds may vary greatly from year to year.

Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund anticipate that their annual portfolio turnover rates will exceed 100%. For the years ended December 31, 2002, December 31, 2003 and December 31, 2004, the portfolio turnover rates for Worldwide Emerging Markets Fund were 125%, 63% and 81%, respectively. For the years ended December 31, 2002, December 31, 2003 and December 31, 2004, the portfolio turnover rates for Worldwide Hard Assets Fund were 63%, 43%, and 60% respectively.

The annual portfolio turnover rate of the Worldwide Bond Fund and Worldwide Real Estate Fund may exceed 100%. For the years ended December 31, 2002, December 31, 2003 and December 31, 2004, the portfolio turnover rates for Worldwide Bond Fund were 18%, 6%, and 0% respectively. For the years ended December 31, 2002, December 31, 2003 and December 31, 2004, the portfolio turnover rates of Worldwide Real Estate Fund were 139%, 19% and 29%, respectively. Funds with a higher portfolio turnover rate will pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate and the Funds may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the SAI.

The Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h), that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

For the fiscal year ended December 31, 2002, Worldwide Hard Assets Fund paid $307,209, Worldwide Real Estate Fund paid $79,017 and Worldwide Emerging Markets Fund paid $1,717,829 in brokerage commissions. For the fiscal year ended December 31, 2003, Worldwide Hard Assets Fund paid $264,274, Worldwide Real Estate Fund paid $16,083 and Worldwide Emerging Markets Fund paid $1,012,002 in brokerage commissions. For the fiscal year ended December 31, 2004, Worldwide Hard Assets Fund paid $441,886, Worldwide Real Estate Fund paid $23,619 and Worldwide Emerging Markets Fund paid $1,175,973 in brokerage commissions.

For the year ended December 31, 2002, Worldwide Hard Assets Fund paid $303,255, Worldwide Real Estate Fund paid $63,746 and Worldwide Emerging Markets Fund paid $1,713,657 in commissions to broker-dealers, providing research and other services representing 99%, 81% and 99.8% respectively of commissions. For the year ended December 31, 2003, Worldwide Hard Assets Fund paid $261,414, Worldwide Real Estate Fund paid $14,165 and Worldwide Emerging Markets Fund paid $1,010,784 in commissions to broker-dealers, providing research and other services representing 99%, 88% and 99.9% respectively of commissions. For the fiscal year ended December 31, 2004, Worldwide Hard Assets Fund paid $291,606, Worldwide Real Estate Fund paid $18,295, and Worldwide Emerging Markets Fund paid $1,024,643 in commissions to broker-dealers providing research and other services, representing 66%,54% and 87%, respectively, of total commissions paid by such Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Funds' proxy voting record for the twelve month period ended June 30 will be available on Van Eck's website at http://www.vaneck.com and on the SEC's website at http://www.sec.gov.

Proxies for the Funds' portfolio securities are voted in accordance with the Adviser's proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

POTENTIAL CONFLICTS OF INTEREST

The Adviser's affiliate, Van Eck Absolute Advisers, Inc., ("VEARA") serves as the general partner of Hard Asset Partners L.P., a U.S. investment limited partnership which has an investment strategy substantially similar to that of the Worldwide Hard Assets Fund. Additionally, VEARA serves as the general partner of and investment adviser to Hard Asset Partners L.P., Multi-Strategy Partners L.P., and Commodity Strategies Fund LP, each a Delaware private investment partnership, as well as Hard Assets 2X Fund Ltd., Hard Assets Portfolio Ltd., and Long/Short Gold Portfolio Ltd. (together the "Private Funds"). VEARA is a wholly owned subsidiary of the Adviser.

Hard Asset Partners L.P. and Hard Assets Portfolio Ltd. have investment strategies substantially similar to that of the Global Hard Assets Fund. Those funds also invest in the same securities as the Worldwide Hard Assets Fund on a long/short basis. Additionally, the Commodity Strategies Fund LP has investment strategies that may be similar to those of International Investors Gold Fund, Worldwide Hard Assets Fund and Global Hard Assets Fund. The mutual funds may invest in commodities but they do so to a much lesser extent than the Commodity Strategies Fund LP, which makes such investments as its principal investment strategy. Thus, the potential conflict of interest between the hedge funds and the mutual funds is minimal.

The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. The above listed entities and such other entities or accounts (the "Other Clients") may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally, the Private Funds may also from time to time implement investment strategies which the Adviser decides are not advantageous to the Funds, and which may include transactions that are directly contrary to the positions taken by the Funds. These strategies may include, among others, short sales, long short trading, and pairs trading, as well as swaps and derivatives trades.

When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Funds, the prices of the Funds' securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that a Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When other Funds or Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. In addition, certain of the portfolio managers of the Funds serve as portfolio managers to Other Clients. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by the Funds to the Adviser. The Adviser does not believe that its activities materially disadvantage the Funds. The Adviser has implemented procedures to monitor trading across the Funds and its other clients.

CODE OF ETHICS

The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the "Personnel"). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for supervising the operation of the Funds. It establishes the Funds' major policies, reviews investments, and provides guidelines to the Advisor and others who provide services to the Funds.

AUDIT COMMITTEE

During the 2004 fiscal year, the members of the Audit Committee were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short, and Richard D. Stamberger. This Committee met once during 2004. The duties of this Committee include meeting with representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of registered public accounting firms and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

GOVERNANCE COMMITTEE

During the 2004 fiscal year, the members of the Governance Committee of the Board of Trustees were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short, and Richard D. Stamberger. This Committee met once during 2004. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar corporate matters.

The Independent Trustees are solely responsible for nominating Independent Trustee candidates for election by shareholders and appointing additional Independent Trustees. All Trustees considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the Funds, other Van Eck funds, the Adviser or any affiliated persons, any potential conflicts of interest, and other factual information necessary for compliance with the securities laws.

The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

The Board generally adheres to certain procedures for the selection of Trustee nominees. First, the Board meets with candidates and conducts interviews of candidates. The Board then discusses the candidates, their interviews, and their credentials. Lastly, the Board submits the candidates' names to formal elections.

TRUSTEE INFORMATION The Trustees of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

---------------------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S   POSITION(S) TERM OF       PRINCIPAL        NUMBER OF       OTHER
 NAME, ADDRESS(1)        HELD     OFFICE(2)     OCCUPATION(S)   PORTFOLIOS  DIRECTORSHIPS
AND DATE OF BIRTH      WITH FUND    AND        DURING PAST          IN           HELD:
                                  LENGTH        FIVE YEARS         FUND
                                    OF                            COMPLEX
                                   TIME                          OVERSEEN
                                  SERVED                            BY
                                                                 TRUSTEE
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
---------------------------------------------------------------------------------------------
Jan F. van Eck(3)     Trustee      Since   Director, Van Eck          9     Trustee of two
42+                                1998    Associates                       other investment
                                           Corporation;                     companies
                                           President and                    advised by the
                                           Director, Van Eck                Adviser
                                           Securities
                                           Corporation and other
                                           affiliated companies;
                                           President and
                                           Director, Van Eck
                                           Capital, Inc.;
                                           President and
                                           Director, Van Eck
                                           Absolute Return
                                           Advisers Corporation;
                                           Director, Greylock
                                           Capital Associates LLC
---------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
---------------------------------------------------------------------------------------------
Richard C. Cowell     Trustee      Since   Private investor           9     Director, West
78P++                              1985                                     Indies &
                                                                            Caribbean
                                                                            Development
                                                                            Ltd.; Trustee of
                                                                            two other
                                                                            investment
                                                                            companies
                                                                            advised by the
                                                                            Adviser
---------------------------------------------------------------------------------------------
David J. Olderman     Trustee      Since   Consultant                 9     Director, Greif,
70P++                              1994                                     Inc.; Trustee of
                                                                            two other
                                                                            investment
                                                                            companies
                                                                            advised by the
                                                                            Adviser
---------------------------------------------------------------------------------------------
Ralph F. Peters       Trustee      Since   Private investor,          9     Trustee of two
76P++                              1987    February                         other investment
                                           2002-present;                    companies
                                           Director, Sun Life               advised by the
                                           Insurance Company of             Adviser
                                           New York, through
                                           February 2002.
---------------------------------------------------------------------------------------------
R. Alistair Short     Trustee      Since   Managing Director,         N/A   Director,
52P++                              June    The GlenRockGroup,               Techbanc, Inc.
                                   2004    LLC (private equity              (venture capital
                                           investment firm), May            company)
                                           1, 2004 to present;
                                           Director, Techbanc,
                                           Inc., August 1999-
                                           present; President,
                                           Apex Capital
                                           Corporation (personal
                                           invesment vehicle),
                                           Jan. 1999 - May 1,
                                           2004; President,
                                           Matrix Global
                                           Investments
                                           (investment company),
                                           July 1997 - Jan. 1999
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S   POSITION(S) TERM OF       PRINCIPAL        NUMBER OF       OTHER
 NAME, ADDRESS(1)        HELD     OFFICE(2)     OCCUPATION(S)   PORTFOLIOS  DIRECTORSHIPS
AND DATE OF BIRTH      WITH FUND    AND        DURING PAST          IN           HELD:
                                  LENGTH        FIVE YEARS         FUND
                                    OF                            COMPLEX
                                   TIME                          OVERSEEN
                                  SERVED                            BY
                                                                 TRUSTEE
---------------------------------------------------------------------------------------------
Richard D.            Trustee      Since   President and CEO,         9     Partner and
Stamberger                         1994    SmartBrief.com                   Co-founder,
46P++                                                                       Quest Partners,
                                                                            LLC; Executive
                                                                            Vice President,
                                                                            Chief Operating
                                                                            Officer and
                                                                            Director of
                                                                            NuCable
                                                                            Resources
                                                                            Corporation;
                                                                            Trustee of two
                                                                            other investment
                                                                            companies
                                                                            advised by the
                                                                            Adviser
---------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

The Van Eck family currently owns 100% of the shares of the Adviser, a Delaware corporation, pursuant to an Investment Advisory Agreement with the Trust. John
C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.

Additionally, Jan F. van Eck is currently a Director of the Adviser and a Director of the Distributor. He also owns shares in the Funds' Adviser. Jan van Eck is thus considered an interested trustee.

OFFICER INFORMATION

The Officers of the Trust, their address, positions with the Trust, ages and principal occupations during the past five years are set forth below.

--------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S   POSITION(S) HELD     TERM OF        PRINCIPAL OCCUPATIONS
    ADDRESS(1)           WITH FUND       OFFICE(2)AND     DURING PAST FIVEYEARS
AND DATE OF BIRTH                         LENGTH OF
                                         TIME SERVED
--------------------------------------------------------------------------------
OFFICERS:
--------------------------------------------------------------------------------
Alex W. Bogaenko      Controller           Since 1997     Controller, Van Eck
42                                                        Funds; Director of
                                                          Portfolio
                                                          Administration, Van
                                                          Eck Associates
                                                          Corporation and Van
                                                          Eck Securities
                                                          Corporation; Officer
                                                          of two other
                                                          investment companies
                                                          advised by the
                                                          Adviser
--------------------------------------------------------------------------------
Charles T. Cameron    Vice President       Since 1996     President, Worldwide
43                                                        Bond Fund, Director
                                                          of Trading, Van Eck
                                                          Associates
                                                          Corporation;
                                                          Co-Portfolio
                                                          Manager, Worldwide
                                                          Bond Fund Series;
                                                          Officer of another
                                                          investment company
                                                          advised by the
                                                          Adviser
--------------------------------------------------------------------------------
Keith Carlson         Chief Executive      Since 2004     Managing Director,
49                    Officer and                         Van Eck Securities
                      President                           Corporation since
                                                          February 2004;
                                                          Private Investor,
                                                          June 2003-January
                                                          2004; Independent
                                                          Consultant, Waddell
                                                          & Reed, Inc., April
                                                          2003-May 2003;
                                                          Senior Vice President
                                                          President, Waddell &
                                                          Reed, Inc., December
                                                          2002-March 2003;
                                                          President/Chief
                                                          Executive
                                                          Officer/Directors,
                                                          Ivy Mackenzie
                                                          Distributors, Inc.,
                                                          June 1993-December
                                                          2002; Chairman/
                                                          Director/President,
                                                          Ivy Mackenzie
                                                          Services Corporation,
                                                          June 1993-December
                                                          2002; Chairman/
                                                          Director/Senior
                                                          Vice presidence, Ivy
                                                          Management Inc.,
                                                          January 1992-
                                                          December 2002;
                                                          President/Chief
                                                          Executive
                                                          Officer/Director/
                                                          Executive Vice
                                                          President/Senior
                                                          Vice President,
                                                          April 1985-December
                                                          2002.
--------------------------------------------------------------------------------
Susan C. Lashley      Vice President       Since 1988     Vice President, Van
50                                                        Eck Associates
                                                          Corporation; Vice
                                                          President, Mutual Fund
                                                          Operations, Van Eck
                                                          Securities
                                                          Corporation; Officer
                                                          of two other -
                                                          investment companies
                                                          advised by the Adviser
--------------------------------------------------------------------------------
Patricia A. Maxey     Vice President,      Since 2004     Van Eck Associates
38                    Secretary, and                      Corporation since
                      Chief Compliance                    February 2004;
                      Officer                             Associate, Kirkpatrick
                                                          & Lockhart LLP (law
                                                          firm), 2001 - February
                                                          2004; Associate
                                                          General Counsel, Legg
                                                          Mason Wood Walker,
                                                          Inc., 1999-2000.
--------------------------------------------------------------------------------
Bruce J. Smith        Vice President       Since 1985     Senior Vice President
50                    and Controller                      and Chief Financial
                                                          Officer, Van Eck
                                                          Associates
                                                          Corporation, Van Eck
                                                          Securities Corporation
                                                          and other affiliated
                                                          companies; Officer of
                                                          two other investment
                                                          companies advised by
                                                          the Adviser
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S   POSITION(S) HELD     TERM OF        PRINCIPAL OCCUPATIONS
    ADDRESS(1)           WITH FUND       OFFICE(2)AND     DURING PAST FIVEYEARS
AND DATE OF BIRTH                         LENGTH OF
                                         TIME SERVED
--------------------------------------------------------------------------------
Derek S. van Eck(3)   Executive Vice       Since 2004     Executive Vice
41(++)                President,                          President Van Eck
                                                          Funds; President of
                                                          Worldwide Hard Assets
                                                          Fund series and the
                                                          Worldwide Real Estate
                                                          Fund series of Van Eck
                                                          Worldwide Insurance
                                                          Trust and the Global
                                                          Hard Assets Fund
                                                          series of Van Eck
                                                          Funds; Executive Vice
                                                          President and
                                                          Director, Global
                                                          Investments; President
                                                          and Director of Van
                                                          Eck Associates
                                                          Corporation; Executive
                                                          Vice President and
                                                          Director, Van Eck
                                                          Securities Corporation
                                                          and other affiliated
                                                          companies; Director,
                                                          Greylock Capital
                                                          Associates LLC.
--------------------------------------------------------------------------------
      ----------------
      (1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

      (2) Each Trustee serves until his resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent trustees, which provides that independent trustees shall resign from the board on December 31 of the year such trustee reaches the age of 75. With respect to the Trustees currently serving, the mandatory retirement policy shall not apply until after December 31, 2007. Officers are elected yearly by the Trustees.

      (3) Messrs. Jan F. van Eck and Derek S. van Eck are brothers and each is the son of John C. van Eck, who retired from the Board as of December 31, 2003.

      (+) An "interested person" as defined in the 1940 Act. Jan F. van Eck and Derek S. van Eck are interested trustees as they own shares and are on the Board of Directors of the investment adviser.

      (++) Member of the Governance Committee.

      (P) Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of registered public accounting firms.

      (#)  Mr. Derek van Eck retired from the Board as of June 1, 2004.

                             TRUSTEE SHARE OWNERSHIP

                                                      AGGREGATE DOLLAR
                                                      RANGE OF EQUITY
                                                      SECURITIES IN ALL
                                                    REGISTERED INVESTMENT
                          DOLLAR RANGE OF      COMPANIES OVERSEEN BY DIRECTOR IN
                         EQUITY SECURITIES                FAMILY OF
NAME OF DIRECTOR          IN THE TRUST(*)          INVESTMENT COMPANIES
--------------------------------------------------------------------------------
Jan F. van Eck                   0                      Over $100,000
Ralph F. Peters                  0                        $1-10,000
David J. Olderman                0                          None
R. Alastair Short                0                          None
Richard D. Stamberger            0                          None
Richard C. Cowell                0                          None

(*) The valuation date for the Trustee Share Ownership table is March 31, 2005.

                             2004 COMPENSATION TABLE

A compensation schedule for the Trust's independent Trustees was established by the Governance Committee and approved by the Board at the April 2004 Board meeting. The trustee compensation schedule generally includes i) a retainer in the amount of $5,000 per quarter, ii) a meeting fee in the amount of $5,000 per meeting in which the trustee participates either in person or via telephone,
iii) a fee in the amount of $2,500 per quarter to the "Lead Trustee," and iv) a fee in the amount of $750 per quarter to the chairpersons of both the Audit Committee and the Governance Committee.

The table below includes certain information relating to the compensation of the Trustees paid by the Trust for the fiscal year ended December 31, 2004. Annual Trustee fees may be reviewed periodically and changed by the Trust's Board.

                                              VAN ECK WORLDWIDE
                         VAN ECK WORLDWIDE     INSURANCE TRUST     TOTAL FUND
                          INSURANCE TRUST         (DEFERRED         COMPLEX
                      (CURRENT TRUSTEES FEES)   COMPENSATION)    COMPENSATION(A)
                      ======================= =================  ===============
Richard C. Cowell             $17,661                 $0            $40,250
David J. Olderman             $22,478                 $0            $50,250
Ralph F. Peters               $15,565                 $0            $39,250
Richard D. Stamberger         $14,014               $4,672          $42,500
R. Alastair Short             $12,109                 $0            $25,000
Jan F. van Eck                  N/A                  N/A              N/A

----------
(a) The term "Fund Complex" refers to the Funds of the Trust and all other funds (including all of their portfolios) advised by the Adviser. The Trustees are paid a fee for their services to the Trust and other funds in the Fund Complex. No other compensation, including pension or other retirement benefits, is paid to the Trustees by the fund complex.



PRINCIPAL SHAREHOLDERS

As of March 31, 2005, shareholders of record of 5% or more of the outstanding shares of the Initial Class shares of the Funds were as follows:

--------------------------------------------------------------------------------
INSURANCE COMPANY                     WWHA        WWEM        WWRE        WWBD
--------------------------------------------------------------------------------
Nationwide Life Insurance Company     47.576%    7.772%     31.282%     78.704%
New York Life Insurance &
  Annuity Corp.                       34.691%    0.00%       0.00%       0.00%
Jefferson National Life
  Insurance Company                    0.00%     7.772%     15.902%      9.844%
Security Life of Denver Insurance
  Company                              0.00%     9.089%     41.607%      9.748%
Midland National Life                  0.00%     0.00%      6.132%       0.00%


PURCHASE OF SHARES

The Funds may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business). Consequently, since the Funds will compute their net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it is a Fund's best interest to do so. Certificates for shares of the Funds will not be issued.

VALUATION OF SHARES

The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed at the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year's Day, Martin Luther King Jr.'s birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

Shares of the Funds are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share.

The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Board of Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE, which will not be reflected in the computation of the Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Board of Trustees.

Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, a Fund must use the security's "fair value" as determined in good faith in accordance with the Funds' Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds' Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices. Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds' fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

TAXES

Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and
(b) satisfy certain diversification requirements.

As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

REDEMPTIONS IN KIND

The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period in the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

PERFORMANCE

The Funds may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                             n
                                       P(1+T)  = ERV

Where:   P   =   a hypothetical initial payment of $1,000
         T   =   average annual total return
         n   =   number of years
         ERV =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period

The calculation assumes the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Average annual total returns for the Funds for various periods ended December 31, 2004 are as follows:

                                   1 YEAR      5 YEARS     10 YEARS    LIFE
                                   ------      -------     --------    ----

Worldwide Bond Fund                9.15%       8.69%         6.86%     6.42%(1)
Worldwide Emerging Markets Fund   25.89%       1.47%          --       5.16%(2)

Worldwide Hard Assets Fund        24.23%      11.76%         6.50%     6.32%(3)
Worldwide Real Estate Fund        36.21%      16.95%          --       11.52%(4)

(1) Inception date: 9/1/89
(2) Inception date: 12/21/95
(3) Inception date: 9/1/89
(4) Inception date: 6/23/97


The Funds may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                        6
                              YIELD = 2[((A-B)/(CD) + 1) - 1]

Where:  A   =   dividends and interest earned during the period
        B   =   expenses accrued for the period (net of reimbursement)
        C   =   the average daily number of shares outstanding during the period that was entitled to receive dividends
        D   =   the maximum offering price per share on the last day of the period after adjustment for payment of dividends within 30 days thereafter


The Funds may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                               [(B-A)/A](100)=ATR

Where:  A    =  initial investment
        B    =  value at end of period
        ATR  =  aggregate total return

The calculation assumes the maximum sales charge is deducted from the initial payment and assumes all distributions by the Funds are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Aggregate Total Return for the period ended December 31, 2004.

                                  1 YEAR      5 YEARS     10 YEARS    LIFE
                                  ------      -------     --------    ----

Worldwide Bond Fund                9.15%       51.68%     94.12%      159.48%(1)
Worldwide Emerging Markets Fund   25.89%        7.58%     --           57.49%(2)
Worldwide Hard Assets Fund        24.23%       74.33%     87.72%      156.04%(3)
Worldwide Real Estate Fund        36.21%      118.81%     --          127.32%(4)

(1) Inception date: 9/1/89
(2) Inception date: 12/21/95
(3) Inception date: 9/1/89
(4) Inception date: 6/23/97


Performance figures of a Fund are not useful for comparison purposes, because they do not reflect the charges and deductions at the separate account level.

DESCRIPTION OF THE TRUST

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. Currently, five series of the Trust are being offered, which shares constitute the interests in Worldwide

Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund, described herein and Worldwide Absolute Return Fund, described in a separate SAI.

Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund are classified as diversified funds, and Worldwide Bond Fund and Worldwide Real Estate Fund are classified as non-diversified funds under the Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another Fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new Funds.

Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board of Trustees, approved the Advisory Agreement and ratified the selection of the Trust's independent registered public accounting firm.

On April 9, 1997, shareholders of Gold and Natural Resources Fund approved changes in the Fund's investment objective, policies and restrictions, which together with changes approved by the Board of Trustees,resulted in the Worldwide Hard Assets Fund as described in the Prospectus. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shareholders of all Funds are entitled to vote matters affecting all of the Funds (such as the election of Trustees and ratification of the selection of the Trust's independent registered public accounting firm). On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholder of the Funds, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.


ADDITIONAL INFORMATION

     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust's portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

     TRANSFER AGENT. Forum Financial Group LLC, Two Portland Square, Portland, Maine 04101, serves as the Funds' transfer agent.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the Trust's independent registered public accounting firm.

     COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The financial statements of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund for the fiscal year ended December 31, 2004, are incorporated by reference from the Funds' Annual Reports to Shareholders, which are available at no charge upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

APPENDIX A: PROXY VOTING POLICIES

                              ADOPTED JULY 30, 2003
                             AMENDED APRIL 20, 2004
                             AMENDED APRIL 14, 2005


INTRODUCTION

Effective March 10, 2003, the Securities and Exchange Commission (the "Commission") adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients' securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a "fraudulent, deceptive, or manipulative" act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

      RESOLVING MATERIAL CONFLICTS OF INTEREST
      ----------------------------------------

           o A "MATERIAL CONFLICT" means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, "Adviser"), or an "affiliated person" of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck's products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser's assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

           o Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

      Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used;

      Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

      The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

      Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

      REASONABLE RESEARCH EFFORTS
      ---------------------------

      When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

      VOTING CLIENT PROXIES
      ---------------------

      o The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to foreign country to vote the security in person).

      o The portfolio manager or analyst covering the security is responsible for making voting decisions.

      o Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

      o For the Hedge Funds, Investment Management Operations, in conjunction with the portfolio manager and custodian, monitors corporate actions and ensures that corporate actions are timely voted.

      CLIENT INQUIRIES
      ----------------

      All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to the Proxy Administrator.


      DISCLOSURE TO CLIENTS
      ---------------------

           o    Notification of Availability of Information

      Client Brochure.

      The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

           o    Availability of Proxy Voting Information

      At the client's request or if the information is not available on VEAC's website, a hard copy of the account's proxy votes will be mailed to each client.


      RECORDKEEPING REQUIREMENTS
      --------------------------

      o VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

      -    proxy statements received;
      -    identifying number for the portfolio security;
      -    shareholder meeting date;
      -    brief identification of the matter voted on;
      -    whether the vote was cast on the matter and how the vote was cast;
      - how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
      - records of written client requests for information on how VEAC voted proxies on behalf of the client;
      - a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client;and
      - any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

      o Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

      o If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client's best interest.

      o Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

      PROXY VOTING GUIDELINES


I.    GENERAL INFORMATION

Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

II.   OFFICERS AND DIRECTORS

      A.   THE BOARD OF DIRECTORS

Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees, examining factors such as:
   o  long-term corporate performance record relative to a market index;
   o  composition of board and key board committees;
   o  nominee's investment in the company;
   o  whether a retired CEO sits on the board; and
   o  whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:
   o  corporate governance provisions and takeover activity;
   o  board decisions regarding executive pay;
   o  director compensation;
   o  number of other board seats held by nominee; and
   o  interlocking directorships.

      B.   CHAIRMAN AND CEO ARE THE SAME PERSON

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

      C.   MAJORITY OF INDEPENDENT DIRECTORS

Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

      D.   STOCK OWNERSHIP REQUIREMENTS

Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

      E.   TERM OF OFFICE

Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

      F.   DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote  on  a  case-by-case  basis  proposals   concerning  director  and  officer
indemnification and liability protection.

Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

      G.   DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

o  long-term  financial  performance  of  the   target  company relative  to its
   industry;
o  management's track record;
o  background to the proxy contest;
o  qualifications of director nominees (both slates);
o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and
o  stock ownership positions.

      H.   BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote against proposals to stagger board elections.

Generally, vote for proposals to repeal classified boards and to elect all directors annually.

      I.   SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

      J.   SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.  PROXY CONTESTS

      A.   REIMBURSE PROXY SOLICITATION EXPENSES

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV.   AUDITORS

      A.   RATIFYING AUDITORS

Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent.; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V.    SHAREHOLDER VOTING AND CONTROL ISSUES

      A.   CUMULATIVE VOTING

Generally, vote against proposals to eliminate cumulative voting. Generally, vote for proposals to permit cumulative voting.

      B.   SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

      C.   SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote for proposals to allow or make easier shareholder action by written consent.

      D.   POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

      E.   FAIR PRICE PROVISION

Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

      F.   GREENMAIL

Generally,   vote  for  proposals  to  adopt  anti-greenmail  charter  or  bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      H.   UNEQUAL VOTING RIGHTS

Vote against dual class exchange offers.

Vote against dual class recapitalizations

      I.   SUPERMAJORITY  SHAREHOLDER  VOTE  REQUIREMENT TO AMEND THE CHARTER OR
           BYLAWS

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote  for  shareholder   proposals  to  lower  supermajority   shareholder  vote
requirements for charter and bylaw amendments.

     J.   SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      K.   WHITE KNIGHT PLACEMENTS

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

      L.   CONFIDENTIAL VOTING

Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote for management proposals to adopt confidential voting.

      M.   EQUAL ACCESS

Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

      N.   BUNDLED PROPOSALS

Generally, vote on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

      O.   SHAREHOLDER ADVISORY COMMITTEES

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VI.   CAPITAL STRUCTURE

      A.   COMMON STOCK AUTHORIZATION

Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

      B.   STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

      C.   REVERSE STOCK SPLITS

Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

      D.   BLANK CHECK PREFERRED AUTHORIZATION

Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

      E.   SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

      F.   ADJUST PAR VALUE OF COMMON STOCK

Vote on a case-by-case basis management proposals to reduce the par value of common stock.

      G.   PREEMPTIVE RIGHTS

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

      H.   DEBT RESTRUCTURINGS

Vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

   o DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
   o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?
   o BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

      I.   SHARE REPURCHASE PROGRAMS

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.   EXECUTIVE COMPENSATION

In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII. COMPENSATION PROPOSALS

      A.   AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS

Vote for plans that place a cap on the annual grants any one participant may receive.

      B.   AMEND ADMINISTRATIVE FEATURES

Vote  for  plans  that  simply  amend   shareholder-approved  plans  to  include
administrative features.

      C.   AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Generally, vote for amendments to add performance goals to existing compensation plans.

      D.   AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS

Vote on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

      E.   APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

      F.   SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE PAY

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

      G.   GOLDEN AND TIN PARACHUTES

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

      H.   EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e. , generally greater than 5 % of outstanding shares).

      I.   401(K) EMPLOYEE BENEFIT PLANS

Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.   STATE OF INCORPORATION

      A.   VOTING ON STATE TAKEOVER STATUTES

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

      B.   VOTING ON REINCORPORATION PROPOSALS

Vote on a case-by-case basis proposals to change a company's state of incorporation.

X.    MERGERS AND CORPORATE RESTRUCTURINGS

      A.   MERGERS AND ACQUISITIONS

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following: o anticipated financial and operating benefits; o offer price (cost vs. premium); o prospects of the combined companies; o how the deal was negotiated; and o changes in corporate governance and their impact on shareholder rights.

      B.   CORPORATE RESTRUCTURING

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

      C.   SPIN-OFFS

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

      D.   ASSET SALES

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

      E.   LIQUIDATIONS

Vote on a case-by-case basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

      F.   APPRAISAL RIGHTS

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

      G.   CHANGING CORPORATE NAME

Vote on a case-by-case basis proposal to change the corporate name.

XI.   MUTUAL FUND PROXIES

      A.   ELECTION OF TRUSTEES

Vote on trustee nominees on a case-by-case basis.

      B.   INVESTMENT ADVISORY AGREEMENT

Vote on investment advisory agreements on a case-by-case basis.

      C.   FUNDAMENTAL INVESTMENT RESTRICTIONS

Vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

      D.   DISTRIBUTION AGREEMENTS

Vote on distribution agreements on a case-by-case basis.

XII.  SOCIAL AND ENVIRONMENTAL ISSUES

In  general  we  vote  on  a  case-by-case   basis  on  shareholder  social  and
environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases,  however,  we vote for  disclosure  reports that seek  additional
information,   particularly  when  it  appears  companies  have  not  adequately addressed shareholders' social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
o  the percentage of sales, assets and earnings affected;

o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company - specific action;
o whether the company has already responded in some appropriate manner to the request embodied in a proposal;
o whether the company's analysis and voting recommendation to shareholders is persuasive;
o  what other companies have done in response to the issue;
o whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and
o whether the subject of the proposal is best left to the discretion of the board.

APPENDIX B: RATINGS

                             CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA--An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B' 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated 'BB' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C--The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D--An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P--The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L--The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*--Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

R--The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. --Not Rated.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                             PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:


aaa--An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa--An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a--An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa--An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

ba--An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b--An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa--An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca--An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c--This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


DESCRIPTION OF STANDARD & POOR'S CORPORATION PREFERRED STOCK RATINGS:

AAA--This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA--A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB--An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC--Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC--The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C--A preferred stock rated C is a non-paying issue.


                             SHORT TERM DEBT RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS:


Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

                        VAN ECK WORLDWIDE INSURANCE TRUST

  (WORLDWIDE BOND FUND - CLASS R1, WORLDWIDE EMERGING MARKETS FUND - CLASS R1, WORLDWIDE HARD ASSETS FUND - CLASS R1, WORLDWIDE REAL ESTATE FUND - CLASS R1)

                       99 PARK AVENUE, NEW YORK, NY 10016
                          (212) 687-5200 WWW.VANECK.COM



Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company currently consisting of five separate series: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund, and Worldwide Absolute Return Fund, all of which offer Initial Class and four of which offer Class R1 shares. Shares are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies ("Contracts"). This Statement of Additional Information ("SAI") only pertains to the Class R1 shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund (each a "Fund," collectively, the "Funds"). Van Eck Associates Corporation (the "Adviser") serves as investment adviser to all the Funds. Each Fund has specific investment objectives.

                                TABLE OF CONTENTS


      GENERAL INFORMATION.....................................................3
      INVESTMENT OBJECTIVES AND POLICIES......................................3
      INVESTMENT TECHNIQUES AND ASSOCIATED RISK FACTORS.......................7
      ASSET-BACKED SECURITIES.................................................7
      BORROWING...............................................................8
      COLLATERALIZED MORTGAGE OBLIGATIONS.....................................8
      FOREIGN SECURITIES......................................................8
      EMERGING MARKETS SECURITIES.............................................9
      ETFs & INVESTMENTS IN OTHER INVESTMENT COMPANIES.......................12
      FOREIGN CURRENCY TRANSACTIONS..........................................10
      FUTURES AND OPTIONS TRANSACTIONS.......................................11
      REPURCHASE AGREEMENTS..................................................13
      MORTGAGE-BACKED SECURITIES.............................................13
      REAL ESTATE SECURITIES.................................................13
      COMMERCIAL PAPER.......................................................14
      DEBT SECURITIES........................................................14
      DERIVATIVES............................................................15
      CURRENCY SWAPS.........................................................15
      SHORT SALES............................................................16
      DIRECT INVESTMENTS.....................................................16
      LOANS ON PORTFOLIO SECURITIES..........................................16
      PRECIOUS METALS........................................................17
      INVESTMENT RESTRICTIONS................................................17
      PORTFOLIO HOLDINGS DISCLOSURE..........................................19
      INVESTMENT ADVISORY SERVICES...........................................20
      APPROVAL OF ADVISORY AGREEMENT.........................................21
      THE DISTRIBUTOR........................................................23
      REVENUE SHARING........................................................24
      PORTFOLIO MANAGERS.....................................................24
      PORTFOLIO MANAGER COMPENSATION.........................................25
      PORTFOLIO MANAGER SHARE OWNERSHIP......................................25
      OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS...........................26

      PORTFOLIO TRANSACTIONS AND BROKERAGE...................................26
      PROXY VOTING POLICIES AND PROCEDURES...................................28
      CODE OF ETHICS.........................................................29
      POTENTIAL CONFLICTS OF INTEREST........................................29
      TRUSTEES AND OFFICERS..................................................29
      2004 COMPENSATION TABLE................................................34
      PRINCIPAL SHAREHOLDERS.................................................35
      PURCHASE OF SHARES.....................................................35
      VALUATION OF SHARES....................................................35
      TAXES..................................................................36
      REDEMPTIONS IN KIND....................................................37
      PERFORMANCE............................................................37
      DESCRIPTION OF THE TRUST...............................................38
      ADDITIONAL INFORMATION.................................................39
      FINANCIAL STATEMENTS...................................................39
      APPENDIX A:  PROXY VOTING POLICIES.....................................40
      APPENDIX B:  RATINGS...................................................52


This SAI is not a prospectus and should be read in conjunction with the Trust's current Prospectus, dated May 1, 2005 for the Funds, which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth at the top of this page.


Shareholders are advised to read and retain this SAI for future reference

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2005

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GENERAL INFORMATION

Van Eck Worldwide Insurance Trust (the Trust) is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust started operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

The Board of Trustees has authority to create additional series or funds, each of which may issue a separate class of shares. There are currently five series of the Trust: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund, and Worldwide Absolute Return Fund, all of which offer Initial Class and four of which offer Class R1 shares. Shares are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies. This Statement of Additional Information only pertains to the Class R1 shares of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund. Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund are classified as diversified funds and Worldwide Bond Fund and Worldwide Real Estate Fund are classified as non-diversified funds under the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT OBJECTIVES AND POLICIES

The following is additional information regarding the investment policies used by the Funds in attempting to achieve their respective objectives.

WORLDWIDE BOND FUND

Worldwide Bond Fund seeks high total return by investing globally, primarily in a variety debt securities.

During normal market conditions, the Fund expects to invest at least 80% of its net assets in investment grade debt securities, such as obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, or by a supranational organization chartered to promote economic development such as the World Bank or European Economic Community, bonds, debentures, notes, commercial paper, time deposits, certificates of deposit and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. Government and its agencies having varied maturities, consisting of obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the "full faith and credit" of the United States. In addition to direct obligations of the U.S. Treasury such as Treasury bonds, notes and bills, these include securities issued or guaranteed by different agencies such as the Federal Housing Administration, the Government National Mortgage Association and the Small Business Association.

Total return is comprised of current income and capital appreciation. The Fund attempts to achieve its objective by taking advantage of investment opportunities in the United States as well as in other countries throughout the world where opportunities may be more rewarding and may emphasize either component of total return.

The Fund may invest in any type of security including, but not limited to, common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and debt obligations of domestic and foreign companies, governments (including their political subdivisions) and international organizations. The Fund may buy and sell financial futures contracts and options on financial futures contracts, which may include bond and stock index futures contracts and foreign currency futures contracts. The Fund may write, purchase or sell put or call options on securities and foreign currencies.

In addition, the Fund may lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

The Fund may invest in "when-issued" securities and collateralized mortgage obligations. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P") relating to the fixed-income securities and preferred stocks in which the Fund may invest, including a description of the risks associated with each category.

In addition, the Fund may invest solely in the securities of one country such as the United States when economic conditions warrant, such as an extreme undervaluation of the currency and exceptionally high returns of that country's currency relative to other currencies. During periods of less favorable economic and/or market conditions, the Fund may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, time deposits, bankers' acceptances, high grade commercial paper and repurchase agreements.


WORLDWIDE EMERGING MARKETS FUND

Worldwide Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Under normal conditions, at least 80% of the Fund's net assets plus the amount of any borrowings for investment purposes will be invested in emerging countries and emerging market equity securities. An "emerging market" or "emerging country" is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland. The Adviser expects that the Fund will normally invest in at least three different countries.

The Fund considers emerging market securities to include securities which are
(i) principally traded in the capital markets of an emerging market country;
(ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

The Fund may invest indirectly in emerging markets by investing in other investment companies due to restrictions on direct investment by foreign entities in certain emerging market countries. Such investments may involve the payment of premiums above the net asset value of the companies' portfolio securities; are subject to limitations under the Act and the Internal Revenue code; are constrained by market availability; and would have the Fund bearing its ratable share of that investment company's expenses, including its advisory and administration fees. The Fund's investment adviser has agreed to waive its management fee with respect to the portion of the Fund's assets invested in shares of other open-end investment companies. The Fund would continue to pay its own management fees and other expenses with respect to any investments in shares of closed-end investment companies.

Equity securities in which the Fund may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible debt instruments; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

The Fund emphasizes equity securities, but may also invest in other types of instruments, including debt securities of any quality (other than commercial paper as described herein). Debt securities may include fixed or floating rate bonds, notes, debentures, commercial paper, loans, convertible securities and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks or private issuers.

The Fund may invest in derivatives. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps, structured notes and other similar securities as may become available in the market. These instruments offer certain opportunities and additional risks that are discussed below.

The Fund may, for temporary defensive purposes, invest more than 20% of its total assets in securities which are not emerging market securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's; A-1 or better by S & P; Fitch-1 by Fitch Ratings Ltd. ("Fitch"); Duff-1 by Duff & Phelps ("D&P"), or if unrated, will be of comparable high quality as determined by the Adviser.

WORLDWIDE HARD ASSETS FUND

The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

The Fund will, under normal conditions, invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in hard asset securities, as defined in the Prospectus.

Because of the Fund's concentration policy, it may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. Some of these risks include: volatility of energy and basic materials prices; possible instability of the supply of various hard assets; the risks generally associated with extraction of natural resources; actions and changes in government which could affect the production and marketing of hard assets; and greater price fluctuations that may be experienced by hard asset securities than the underlying hard asset. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices. Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. An investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.

The Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments. The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. Government and its agencies having varied maturities. The Fund may also invest in derivatives of the securities mentioned above.

High grade debt securities are those that are rated A or better by S&P or Moody's, Fitch-1 by Fitch or Duff-1 by D&P or if unrated, of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest.

The Fund may purchase securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. The Fund may purchase and sell financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio).

The Fund may also invest in "when-issued" securities and "partly paid" securities. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's and S&P relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category. Although the Fund will not invest in real estate directly, it may invest more than 50% of its assets in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. REITs are pooled investment vehicles whose assets generally consist primarily of interest in real estate and real estate loans. REITs and other real estate investments of the Fund are subject to certain risks. The Fund may therefore be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general.

The Fund may invest up to 10% of its assets in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by hard assets and whose value is expected to be linked to underlying hard assets are excluded from the 10% limitation.

The Fund may, for temporary defensive purposes, invest more than 20% of its total assets in securities which are not hard asset securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's; A-1 or better by S & P; Fitch-1 by Fitch; Duff-1 by D&P, or if unrated, will be of comparable high quality as determined by the Adviser.

WORLDWIDE REAL ESTATE FUND

Worldwide Real Estate Fund seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry.

The Fund will, under normal conditions, invest at least 80% (and at times nearly all) of its net assets plus the amount of any borrowings for investment purposes in equity securities of domestic and foreign companies that own significant real estate assets or that are principally engaged in the real estate industry ("real estate companies"). Equity securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, preferred shares and real estate investment trusts ("REITs"), American Depositary Receipts
(ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), equity swaps, indexed securities and similar instruments whose values are tied to one or more equity securities are considered to be equity securities. These securities may be listed on securities exchanges or traded over-the-counter. A real estate company is one that has at least 50% of its assets in, or derives at least 50% of its revenues or net profits from, the ownership, construction, financing, management or sale of residential, commercial, industrial or hospital real estate. Real estate companies may include, among others: equity REITs, mortgage REITs, hybrid REITs, hotel companies, real estate brokers or developers, and companies which own significant real estate assets.

REIT assets generally consist primarily of interest in real estate and real estate loans. REITs are often classified as equity, mortgage or hybrids. An equity REIT owns interests in property and realizes income from rents and gain or loss from the sale of real estate interest. A mortgage REIT invests in real estate mortgage loans and realizes income from interests payments on the loans. A hybrid REIT invests in both equity and debt. An equity REIT may be an operating or financing company. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

The Fund may, for temporary defensive purposes, invest more than 20% of its total assets in securities which are not equity securities of real estate companies, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's; A-1 or better by S & P; Fitch-1 by Fitch; Duff-1 by D&P, or if unrated, will be of comparable high quality as determined by the Adviser.

The Fund may invest more then 25% of its total assets in any one sector of the real estate industry or any real estate related industry. Because the Fund concentrates in a single industry, an investment in the Fund can be expected to be more volatile than an investment in funds that invest in many industries. Risk associated with investment in securities of companies in the real estate industry include: declines in the value of the real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning and other laws, casualty or condemnation losses, variations or limitations in rental income, changes in neighborhood values, the appeal of properties to tenants, governmental actions, the ability of borrowers and tenants to make loan payments to rents, and increase in interest rates. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain exemption from the 1940 Act.

The Fund may also invest in derivatives. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps, indexed securities, currency exchange contracts and other similar securities as may be available in the market. The Fund may also invest up to 10% of its total assets in direct investments. For more information, see "Risk Factors - Direct Investments."

INVESTMENT TECHNIQUES AND ASSOCIATED RISK FACTORS

ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.

BORROWING

The Funds may borrow up to 30% of the value of their respective net assets to increase their holding of portfolio securities. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to these borrowings and to sell (within three days) sufficient portfolio holdings to restore this asset coverage if it should decline to less than 300% even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that any borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

COLLATERALIZED MORTGAGE OBLIGATIONS

The Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO.

There are different classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Funds may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Funds will be subject to certain limitations under the 1940 Act.

FOREIGN SECURITIES

Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities, although a shareholder of a Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

Worldwide Emerging Markets Fund may invest in Russian issuers. Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer's share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, the Fund will invest only in those Russian companies whose registrars have entered into a contract with the Fund's Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent the Fund from investing in the securities of certain Russian issuers otherwise deemed suitable by the Fund's investment adviser.

Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

EMERGING MARKETS SECURITIES

Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund may invest in securities of companies in developing countries as well as in developed countries. Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may have a substantial portion of their assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain developing countries do not have comprehensive systems of law, although substantial changes have occurred in many such countries in this regard in recent years. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. Certain countries in the Asia region elsewhere, including Cambodia, China, Laos, Indonesia, the Philippines, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments in these countries typically involve greater potential for gain or loss than investments in securities of issuers in developed markets.

The securities markets in developing countries can be substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy regarding illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability to the Funds of additional investments in those countries.

Economies of developing countries may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

FOREIGN CURRENCY TRANSACTIONS

Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds, with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts and put and call options, to "lock in" the U.S. dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

The Adviser will not commit any Fund to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Funds' custodian will place the securities being hedged, cash or U.S. Government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Funds to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Funds are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

Changes in currency exchange rates may affect the Funds' net asset value and performance. There can be no assurance that the Funds' investment adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. This may reduce a Fund's losses on a security when a foreign currency's value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Last, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

The Fund will enter into forward contracts to duplicate a cash market transaction. Worldwide Bond Fund will not purchase or sell foreign currency as an investment. Worldwide Emerging Markets Fund, Worldwide Hard Asset Fund and Worldwide Real Estate Fund may enter into currency swaps. See also "Futures and Options Transactions."

In those situations where foreign currency options of futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, or futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the investment adviser's belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.

If the Funds retain the portfolio security and engage in an offsetting transaction, the Funds will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES AND OPTIONS TRANSACTIONS

The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. Worldwide Hard Assets Fund may also buy and sell commodities futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for bona fide hedging purposes, as that term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin", to cover any additional obligations it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.

Worldwide Hard Assets Fund may invest in commodity futures contracts and in options on commodity futures contracts, which involves numerous risks such as leverage, high volatility illiquidity, governmental intervention designed to influence commodity prices and the possibility of delivery of the underlying commodities. If the Fund were required to take delivery of a commodity, it would be deemed illiquid and the Fund would bear the cost of storage and might incur substantial costs in its disposition. The Fund will not use commodity futures contracts for leveraging purposes in excess of applicable limitations. Certain exchanges do not permit trading in particular commodities at prices in excess of daily price fluctuation limits set by the exchange, and thus Worldwide Hard Assets Fund could be prevented from liquidating its position and thus be subject to losses. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. See "Risk Factors-Foreign Securities".

The Funds may also invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Funds because the maximum exposure is the amount of the premiums paid for the options.

The Funds' use of financial futures contracts and options on such futures contracts, and Worldwide Hard Assets Fund and Worldwide Real Estate Fund's use of commodity futures contracts and options on such futures contracts may reduce a Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest. Because the financial markets in the developing countries are not as developed as those in the United States, these financial investments may not be available to the Funds and the Funds, may be unable to hedge certain risks.

The use of financial futures and/or commodity futures contracts and options on such futures contracts as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Funds may incur a loss on their investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

It is the policy of the Funds to meet the requirements of the Code to qualify as a regulated investment company to prevent double taxation of the Funds and their shareholders. One of these requirements is that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Funds may engage in options and futures contracts transactions may be materially limited by this test.

The Funds may write, purchase or sell covered call or put options. Any options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying assets at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When a Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying asset, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or liquid equity or debt securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

The Funds may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options from dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, and are generally considered illiquid securities.


INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds may acquire shares in other investment companies including foreign investment companies. Investments in other investment companies may be the sole or most practical means by which the Funds may participate in certain securities markets. The Funds may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. The Funds may invest in shares of various exchange-traded funds ("ETFs"), including index, bond and commodity-based ETFs. ETFs generally seek to track the performance of various indices or commodity prices. Shares of ETFs have many of the same risks as direct investments in common stocks, bonds or other asset classes. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of closed-end funds and ETF shares may differ from their net asset value. As a shareholder in an investment company, the Funds will bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Funds would continue to pay its own investment management fees and other expenses. As a result, the Funds and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies. The Funds may invest in investment companies managed or sponsored by the Adviser.


REPURCHASE AGREEMENTS

A Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

MORTGAGE-BACKED SECURITIES

The Funds may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

REAL ESTATE SECURITIES

Although Worldwide Hard Assets Fund will not invest in real estate directly, the Fund may invest up to 50% of its assets in equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. Worldwide Hard Assets Fund and Worldwide Real Estate Fund are therefore subject to certain risks associated with ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the

REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

COMMERCIAL PAPER

The Funds may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission has been considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

DEBT SECURITIES

The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates, the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. High grade means a rating of A or better by Moody's or S&P's, or of comparable quality in the judgment of the Adviser if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain, in a segregated account with their Custodian, an amount of cash or high quality securities equal (on a daily marked-to-market-basis) to the amount of its commitment to purchase the when-issued securities.

The Fund may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Funds may lose interest and/or principal on such securities.

DERIVATIVES

To protect against anticipated declines in the value of their investment holdings, the Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund and Worldwide Bond Fund may use options, forward and futures contracts, swaps and structured notes, and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Fund's investment adviser deems it desirable to hold for tax or other considerations or for investment reasons. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures contract, put option or swap. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Funds may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic position" is the duplication of cash market transaction when deemed advantageous by the Funds' adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

When the Funds intend to acquire securities (or gold bullion or coins in the case of Worldwide Hard Assets Fund) for the portfolios, they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of a futures contract). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security, and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.

CURRENCY SWAPS

Except for Worldwide Bond Fund, the Funds may enter into currency swaps for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currency. Since currency swaps are individually negotiated, a Fund may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. Worldwide Hard Assets Fund may also enter into other asset swaps. Asset swaps are similar to currency swaps in that the performance of one hard asset (e.g., gold) may be "swapped" for another (e.g., energy).

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Fund's investment adviser is incorrect in its forecast of market values and currency exchange rates and/or hard assets values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

SHORT SALES

Except for the Worldwide Bond Fund, the Funds may make short sales of equity securities. The Funds will establish a segregated account with respect to their short sales and maintain in the account cash not available for investment or U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Fund's net assets.

DIRECT INVESTMENTS

Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds' investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Funds' direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases, the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations, or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. In addition, in the event the Funds sell unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

LOANS ON PORTFOLIO SECURITIES

The Funds may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of their total assets. These loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Funds may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Funds will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. The Funds might experience a loss if the borrowing broker-dealer breaches its agreement with the Funds.

PRECIOUS METALS

Precious metals trading is a speculative activity, and its markets at times volatile. There may be sharp fluctuations in prices, even during periods of rising prices. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Under current U.S. tax law, the Funds may not receive more than 10% of its yearly income from gains resulting from the sale of precious metals or any other physical commodity. The Funds may be required, therefore, to hold precious metals or sell them at a loss, or to sell portfolio securities at a gain, when they would not otherwise do so for investment reasons. The Funds incur additional costs in storing gold bullion and coins, which are generally higher than custodian costs for securities.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies which cannot be changed without the approval of the holders of a majority of a Fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of
(i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or
(ii) more than 50% of a Fund's outstanding shares. Each of the Funds may not:

     1. Purchase or sell real estate, although the Funds may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

      2. Purchase or sell commodities or commodity futures contracts (for the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract) except that the Worldwide Emerging Markets Fund may, for hedging and other purposes, and the Worldwide Hard Assets Fund, Worldwide Bond Fund and Worldwide Real Estate Fund may, for hedging purposes only, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts. The Worldwide Hard Assets Fund and Worldwide Real Estate Fund may, for hedging purposes only, buy and sell commodity futures contracts on gold and other natural resources or on an index thereon. A Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts not used for hedging purposes (except that with respect to Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, margin deposits for futures positions entered into for bona fide hedging purposes are excluded from the 5% limitation). In addition, Worldwide Hard Assets Fund and Worldwide Real Estate Fund may invest in gold bullion and coins.

      3. Make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness (such as structured notes, indexed securities and swaps with respect to Worldwide Hard Assets Fund and Worldwide Real Estate Fund) and (ii) repurchase agreements. The Funds may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets.

      4. As to 75% of the total assets of the Worldwide Hard Assets Fund and Worldwide Emerging Markets Fund, purchase securities of any issuer, if immediately thereafter (i) more than 5% of a Fund's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) with respect to the Worldwide Hard Assets Fund, more than 10% of the outstanding securities of any class of such issuer would be held by a Fund; and in the case of Worldwide Emerging Markets Fund more than 10% of the outstanding voting securities of such issuer would be held by a Fund (provided that these limitations do not apply to obligations of the United States Government, its agencies or instrumentalities). This limitation does not apply to the Worldwide Bond Fund and Worldwide Real Estate Fund.

      5. Underwrite any issue of securities (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

   6. Borrow money, except that each of the Funds may borrow up to 30% of the value of its net assets to increase its holding of portfolio securities.

      7. Issue senior securities except insofar as a Fund may be deemed to have issued a senior security by reason of (i) borrowing money in accordance with restrictions described above; (ii) entering into forward foreign currency contracts; (iii) financial futures contracts purchased on margin; (iv) commodity futures contracts purchased on margin (Worldwide Hard Assets Fund); and (v) foreign currency swaps (Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund).

      8. Invest more than 25 percent of the value of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, except the Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, and provided that this limitation does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

      9. Make investments for the purpose of exercising control or management.

      10. Invest in real estate limited partnerships (except Worldwide Real Estate Fund) or in oil, gas or other mineral leases.

      The following policies have been adopted by the Board of Trustees with respect to each Fund and may be changed without shareholder approval.

A Fund may not:

      11. Exclusive of Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, purchase securities of other open-end investment companies, except as part of a merger, consolidation, reorganization or acquisition of assets; (i) purchase more than 3% of the total outstanding voting stock of any investment company, (ii) invest more than 5% of any of the Fund's total assets in securities of any one investment company, or (iii) invest more than 10% of such value in investment companies in general. In addition, the Fund may not invest in the securities of closed-end investment companies, except by purchase in the open market involving only customary broker's commissions.

       12. Invest in securities which are (i) subject to legal or contractual restrictions on resale ("restricted securities"), or in securities for which there is no readily available market quotation or engage in a repurchase agreement maturing in more than seven days with respect to any security, if as a result, more than 10% of its total net assets would be invested in such securities, except that Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund will not invest more than 15% of the value of their total net assets in such securities, and; (ii) with respect to Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter if the result is that more than 15% of its total net assets would be invested in such securities.

      13. Invest more than 5 percent of the value of its total assets in securities of companies having together with their predecessors, a record of less than three years of continuous operation (this restriction does not apply to the Worldwide Emerging Markets Fund, and Worldwide Real Estate Fund).

      14. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Funds may purchase or sell puts and calls on foreign currencies and on securities as described under "Futures and Options Transactions" herein and in the Prospectus and that these Funds may write, purchase or sell put and call options on financial futures contracts, which include bond and stock index futures contracts and Worldwide Hard Assets Fund and Worldwide Real Estate Fund may write, purchase, or sell put and call options on gold or other natural resources or an index thereon, and on commodity futures contracts on gold or other natural resources or an index thereon.

      15. Purchase participations or other interests (other than equity stock interests) in oil, gas or other mineral exploration or development programs.

      16. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges or more than 2% of the value of the assets of a Fund (except Worldwide Emerging Markets Fund and Worldwide Real Estate Fund) in warrants which are not listed. Warrants acquired in units or attached to securities are not included in this restriction.



      17. Mortgage, pledge or otherwise encumber its assets except to secure borrowings effected within the limitations set forth in these restrictions.

      18. Except for Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, make short sales of securities, except that the Worldwide Bond Fund may engage in the transactions specified in these restrictions.

      19. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions, and may make initial or maintenance margin payments in connection with options and futures contracts and related options and borrowing effected within the limitations set forth in these restrictions.


      20. Participate on a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Funds and such account.

      21. Purchase or retain a security of any issuer if any of the officers, directors or Trustees of a Fund or its investment adviser beneficially owns more than one-half of 1% of the securities of such issuer, or if such persons taken together own more than 5% of the securities of such issuer.

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have adopted policies and procedures governing the disclosure of information regarding the Funds' portfolio holdings. They are reasonably designed to prevent selective disclosure of the Funds' portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Funds' shareholders. The Board of Trustees is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

These policies and procedures apply to employees of each Fund's investment adviser, administrator, principal underwriter, and all other service providers to the Funds that, in the ordinary course of their activities, come into possession of information about the Funds' portfolio holdings. These policies and procedures are made available to each service provider.

The following outlines the policies and procedures adopted by the Funds regarding the disclosure of portfolio related information:

Generally, it is the policy of the Funds that no current or potential investor (or their representative), including any Fund shareholder (collectively, "Investors"), shall be provided information about a Fund's portfolio on a preferential basis in advance of the provision of that same information to other investors.

BEST INTEREST OF THE FUNDS: Information regarding the Funds' specific security holdings, sector weightings, geographic distribution, issuer allocations and related information ("Portfolio-Related Information"), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Funds' Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Funds' officers to be in the best interest of Fund shareholders.

CONFLICTS OF INTEREST: Should a conflict of interest arise between a Fund and any of its service providers regarding the possible disclosure of Portfolio-Related Information, the Funds' officers shall resolve any conflict of interest in favor of the Funds' interest. In the event that a Fund officer is unable to resolve such a conflict of interest, the matter shall be referred to the Fund's Audit Committee for resolution.

EQUALITY OF DISSEMINATION: Shareholders of the same Fund shall be treated alike in terms of access to the Fund's portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information, with respect to a Fund, shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund's website). Accordingly, all Investors will have equal access to such information.

SELECTIVE DISCLOSURE OF PORTFOLIO-RELATED INFORMATION IN CERTAIN CIRCUMSTANCES:
In some instances, it may be appropriate for a Fund to selectively disclose a Fund's Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired advisor or sub-advisor, or disclosure to a rating agency) prior to public dissemination of such information.

CONDITIONAL USE OF SELECTIVELY-DISCLOSED PORTFOLIO-RELATED INFORMATION: To the extent practicable, each of the Funds' officers shall condition the receipt of Portfolio-Related Information upon the receiving party's agreement to both keep such information confidential and not to trade Fund shares based on this information.

COMPENSATION: No person, including officers of the Funds or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Funds reserve the right to charge a nominal processing fee, payable to the Funds, to non-shareholders requesting Portfolio Related Information. This fee is designed to offset the Fund's costs in disseminating such information.

SOURCE OF PORTFOLIO RELATED INFORMATION: All Portfolio-Related Information shall be based on information provided by the Fund's administrator(s)/accounting agent.

Each Fund's Board shall be responsible for overseeing the implementation of these Policies and Procedures. These Policies and Procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

Additionally, each Fund shall maintain and preserve permanently in an easily accessible place a written copy of these Policies and Procedures. Each Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Funds or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.


INVESTMENT ADVISORY SERVICES

The investment adviser and manager of the Funds is Van Eck Associates Corporation, a Delaware corporation, pursuant to an Advisory Agreement with the Trust. The Adviser furnishes an investment program for the Funds and determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold or held. The Adviser, which has been an investment adviser since 1955, also acts as investment adviser or sub-investment adviser to other mutual funds registered with the SEC under the Act, and manages or advises managers of portfolios of pension plans and others.

The Adviser or its affiliates provide the Funds with office space, facilities and simple business equipment and provide the services of consultants, executive and clerical personnel for administering the affairs of the Funds. Except as provided for in the Advisory Agreement, the Adviser or its affiliates compensate all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

The Advisory Agreement provides that it shall each continue in effect from year to year with respect to a Fund as long as it is approved at least annually both
(i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned within the meaning of the 1940 Act.

The expenses borne by each of the Funds include the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' fees and expenses, brokerage commissions for portfolio transactions, taxes, (if any), the advisory and administrative fees, extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholder and Trustee meetings and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses, expenses of registering and qualifying shares for sale (including compensation of the employees of the Adviser or its affiliate in relation to the time spent on such matters), fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.

The management fee for each of Worldwide Bond Fund and Worldwide Hard Assets Fund is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on assets in excess of $750 million, which includes the fee paid to the Adviser for accounting and administrative services. The management fee for Worldwide Emerging Markets Fund and Worldwide Real Estate Fund are computed daily and paid monthly at an annual rate of 1% of average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services.


For the years ended December 31, 2002, 2003 and 2004, the Adviser earned fees with respect to Worldwide Bond Fund of $707,258, $981,419 and $750,847, respectively. The Adviser earned fees for the same years with respect to Worldwide Hard Assets Fund of $1,049,706, $1,074,234 and $1,704,203,
respectively. There were no fee waivers or expense reimbursements with respect to these two Funds for 2002 and 2003 but for 2004 fees waived For Worldwide Bond fund were $7,710 and $8,000 for Worldwide Hard Assets Fund, earning net fees of $743,137 and $1,696,203, respectively. For the years ended December 31, 2002, 2003 and 2004, the Adviser earned fees with respect to Worldwide Emerging Markets Fund in the amount of $1,860,505, $1,641,792 and $1,690,207, respectively. For the years ended December 31, 2002, 2003 and 2004, the Advisor waived fees of $60,972, $150,127 and $60,791, respectively, earning net fees of $1,799,533, $1,491,665 and $1,629,416. For the years ended December 31, 2002,
2003 and 2004, the Adviser earned fees with respect to Worldwide Real Estate Fund of $171,250, $183,274 and $236,915, respectively. For the year ended December 31, 2004, the Advisor waived fees of $69,397, resulting in net fees of $167,518

Under the Advisory Agreements, the Adviser is responsible for determining the net asset value per share and maintaining the accounting records of the Funds. For these services, the agreements provide for reimbursement to the Adviser.

APPROVAL OF ADVISORY AGREEMENT



In considering the renewal of the investment advisory agreements, the Board, including the Independent Trustees, considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for meetings of the Trustees held on April 19 and 20, 2005 to specifically consider the renewal of each Fund's investment advisory agreement. This information included, among other things, the following:

o The Adviser's response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees;
o An independent report comparing the management fees and non-investment management expenses of each Fund with those of comparable funds;
o An independent report comparing Fund investment performance to relevant peer groups of funds and appropriate indices;
o Presentations by the Adviser's key investment personnel with respect to the Adviser's investment strategies and general investment outlook in relevant markets and the resources available to support the implementation of such investment strategies;

o Reports with respect to the Adviser's brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars;
o The Adviser's financial statements and business plan with respect to its mutual fund operations;
o A profitability analysis with respect to each Fund and the Van Eck complex of mutual funds as a whole; and
o     Reports on a variety of compliance-related issues.

The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates;
(2) the nature, quality and extent of the services performed by the Adviser in interfacing and monitoring the services performed by third parties such as the Funds' custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser's commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser's willingness to subsidize the operations of the Funds from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the Adviser's development and use of proprietary fair valuation models with respect to foreign securities; (6) the actions of the Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws, and the implementation of recommendations of independent consultants with respect to market timing and related compliance issues; (7) the responsiveness of the Adviser to inquiries from regulatory agencies such as the SEC and the office of the New York Attorney General ("NYAG"); (8) the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Funds and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Trustees considered the fact that the Adviser has received a Wells Notice from the SEC in connection with on-going investigations concerning market timing and related matters. The Trustees determined that the Adviser is cooperating with the SEC, the NYAG and the Independent Trustees in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Trustees concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing alternative investment products, including hedge funds that invest in the same financial markets and are managed by the same investment professionals as the Funds. The Board concluded that the management of these products contributes to the Adviser's financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and these alternative products and for resolving any such conflicts of interest in a fair and equitable manner.

With respect to each Fund, the Board concluded that, in light of the services rendered and the costs associated with providing such services, the profits, if any, realized by the Adviser from managing the Fund are not unreasonable. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows and concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that neither of Worldwide Emerging Markets Fund nor the Worldwide Real Estate Fund currently has sufficient assets, or in the foreseeable future is likely to have sufficient assets, for the Adviser to realize material benefits from economies of scale, and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

With respect to each Fund, the Board also considered additional specific factors and related conclusions, as detailed below.

WORLDWIDE BOND FUND. In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the annualized three-year period ended December 31, 2004, and was at or slightly below its peer group average for the one-year, two-year, four-year and five-year periods ended December 31, 2004; and (2) although the Fund's management fees and overall expense ratio are high relative to its peer group, neither is unreasonable in view of the relatively small size of the Fund, the size of the entire family of Van Eck mutual funds, and the nature of the global investment strategy used to pursue the Fund's objective.

WORLDWIDE EMERGING MARKETS FUND. In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the annualized one-year, two-year, three-year and four-year periods ended December 31, 2004; (2) the Adviser has taken action to improve investment results in the past two years by strengthening the Fund's investment team; (3) the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee such that the overall management fee for the Fund during 2004, net of waivers, was below average for its peer group; and (4) the Fund's overall expense ratio, net of fee waivers, is below average for its peer group.

WORLDWIDE HARD ASSETS FUND. In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average for the one-year, two-year and three-year periods ended December 31, 2004; (2) the Adviser has taken action to strengthen the Fund's investment team by adding a key energy sector analyst; and (3) the Fund's management fees and expense ratio are above average but within the range of management fees and expense ratios, respectively, for its peer group.

WORLDWIDE REAL ESTATE FUND. In its renewal deliberations for the Fund, the Board noted that: (1) the Fund outperformed its peer group average and was in the top quintile for the one-year period ended December 31, 2004; (2) the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee such that the overall management fee for the Fund during 2004, net of fee waivers, was below average for its peer group; and (3) the Fund's expense ratio, net of fee waivers, is above average, but within the range of expense ratios for its peer group.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board, including all of the Independent Trustees, approved the continuation of the advisory agreements for an additional one-year period.



THE DISTRIBUTOR

Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation (the "Distributor"), 99 Park Avenue, New York, New York, a wholly owned subsidiary of Van Eck Associates Corporation. The Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds.

The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board of Trustees.

REVENUE SHARING

The Distributor has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation for share sales of the Funds. The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Funds, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Funds and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Funds may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

PORTFOLIO MANAGERS

WORLDWIDE BOND FUND


The Worldwide Bond Fund is managed by a team of investment professionals. Current members of the team include:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. Mr. Cameron has over 20 years of experience in international and financial markets. In addition to being a member of the investment team for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser. Mr. Cameron also serves as a co-portfolio manager for Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.


WORLDWIDE EMERGING MARKETS FUND

DAVID A. SEMPLE. Mr. Semple joined Van Eck in 1998 as the Director of International Equity. He is also portfolio manager of other mutual funds advised by the Adviser, and a member of several of the Adviser's funds investment management teams. He has accumulated 14 years of experience in the investment business, being engaged as a manager and an analyst. Mr. Semple additionally serves as an adviser on Van Eck Multi-Strategy Partners, LP, through Van Eck Absolute Return Advisers, Corp., a hedge fund adviser wholly owned by the Adviser. Van Eck Multi-Strategy Partners, LP, has an investment strategy that differs from the strategies of the mutual funds.

WORLDWIDE HARD ASSETS FUND

The Worldwide Hard Assets Fund is managed by a team of investment professionals. Current members of the team include:


CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. Mr. Cameron has over 20 years of experience in international and financial markets. In addition to being a member of the investment team for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser. Mr. Cameron also serves as a co-portfolio manager for Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser.

DEREK S. VAN ECK. Mr. van Eck joined Van Eck in 1989 as a portfolio manager and the Chief Investment Officer of the Adviser. Mr. van Eck has over 15 years of investment management experience. He is also a portfolio manager of other mutual funds advised by the Adviser. Mr. van Eck also serves as a portfolio manager for the Hard Assets hedge funds (listed herein), and co-portfolio manager of Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd., which are hedge funds through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst. Since 1998, he has been the portfolio manager of other mutual funds advised by the Adviser and a member of several of the Adviser's funds' investment management teams. Mr. Foster also serves as a portfolio manager for the Long/Short Gold Portfolio, Ltd., a hedge fund, through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.

CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

SHAWN REYNOLDS. Mr. Reynolds joined Van Eck in 2005 as an analyst focusing on energy. Prior to joining Van Eck, Mr. Reynolds was an analyst at Petrie Parkman & Co. Prior to 2001, Mr. Reynolds was an analyst with Credit Suisse First Boston, Goldman Sachs, and Lehman Brothers. He serves as a member of the investment teams that manage other mutual funds advised by the Adviser.


WORLDWIDE REAL ESTATE FUND


SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

PORTFOLIO MANAGER COMPENSATION

Investment professionals and portfolio managers have varying compensation arrangements depending on their responsibilities. Generally, investment professionals are paid a base salary and a bonus driven by their contribution to investment performance for the past one and three-year periods. Performance is measured against benchmarks (as designated in the prospectus), against relevant peer groups, and on absolute returns, but varies by person. Managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. The firm does manage accounts with incentive fees.


PORTFOLIO MANAGER SHARE OWNERSHIP


The following table represents the share ownership of each member of the Fund's investment teams. +/-

                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                               IN ALL REGISTERED INVESTMENT COMPANIES
        NAME OF                   DOLLAR RANGE OF                        OVERSEEN BY TRUSTEE
PORTFOLIO MANAGER         EQUITY SECURITIES IN THE FUND*(oo)       FAMILY OF INVESTMENT COMPANIES
Charles Cameron                        None                              $100,000 - $500,000

Joseph Foster                          None                               $10,001 - $50,000

Samuel Halpert                         None                               $10,001 - $50,000

Gregory Krenzer                        None                               $10,001 - $50,000

Charl Malan                            None                               $10,001 - $50,000

Shawn Reynolds                         None                                     None

David Semple                           None                              $100,000 - $500,000

Derek van Eck                          None                             $500,000 - $1,000,000

*  The valuation date for the portfolio manager share ownership table is March 31, 2005.

(oo) In this context, "the Fund" means the Van Eck Worldwide Insurance Trust.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Certain of the above-referenced portfolio managers and investment team members manage accounts outside of the mutual fund complex. Below is a table of the number of accounts each investment team member is involved with, in addition to the approximate total assets in the accounts managed within each named category.

---------------------------------------------------------------------------------------------------------------------------------

                                                     Total Assets in
                            Number of Accounts       Accounts Managed within   Total Assets in
                            Managed Outside the      Other Registered          Accounts Managed
Name of Portfolio Manager   Van Eck mutual fund      Investment Companies      within Other Pooled      Total Assets in Other
                            complex                                            Investment Vehicles      Accounts Managed
---------------------------------------------------------------------------------------------------------------------------------
Charles Cameron             2                        n/a                       1.9 million              n/a
---------------------------------------------------------------------------------------------------------------------------------

Joseph Foster               5                        n/a                       54.7 million             351.49 million
---------------------------------------------------------------------------------------------------------------------------------

Samuel Halpert              0                        n/a                       n/a                      n/a
---------------------------------------------------------------------------------------------------------------------------------

Gregory Krenzer             0                        n/a                       n/a                      n/a
---------------------------------------------------------------------------------------------------------------------------------
Charl Malan                 0                        n/a                       n/a                      n/a
---------------------------------------------------------------------------------------------------------------------------------

Shawn Reynolds              0                        n/a                       n/a                      n/a
---------------------------------------------------------------------------------------------------------------------------------

David Semple                3                        n/a                       3.3 million              18.39 million
---------------------------------------------------------------------------------------------------------------------------------

Derek van Eck               5                        n/a                       468.2 million            n/a
---------------------------------------------------------------------------------------------------------------------------------


PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities and other investments for the Funds, and the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

In purchasing and selling the Funds' portfolio investments, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction, the nature and character of the markets for the security or asset to be purchased or sold, the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm, the broker-dealer's execution services rendered on a continuing basis, and the reasonableness of any commissions.

The Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser's affiliates. The Trustees periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds. The Trustees also review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which the Adviser considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities, and the then-availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The portfolio turnover rates of all the Funds may vary greatly from year to year.


Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund anticipate that their annual portfolio turnover rates will exceed 100%. For the years ended December 31, 2002, 2003, and 2004 the portfolio turnover rates for Worldwide Emerging Markets Fund were 125%, 63%, and 81% respectively. For the years ended December 31, 2002, 2003, and 2004 the portfolio turnover rates for Worldwide Hard Assets Fund were 63%, 43% and 60%, respectively.

The annual portfolio turnover rate of the Worldwide Bond Fund and Worldwide Real Estate Fund may exceed 100%. For the years ended December 31, 2002, 2003, and 2004, the portfolio turnover rates for Worldwide Bond Fund were 18%, 6%, and 0% respectively. For the years ended December 31, 2002, 2003, and 2004, the portfolio turnover rates of Worldwide Real Estate Fund were 139%, 19%, and 29% respectively. Funds with a higher portfolio turnover rate will pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate and the Funds may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the Statement of Additional Information.

The Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h), that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

For the fiscal year ended December 31, 2002, Worldwide Hard Assets Fund paid $307,209, Worldwide Real Estate Fund paid $79,017 and Worldwide Emerging Markets Fund paid $1,717,829 in brokerage commissions. For the fiscal year ended December 31, 2003, Worldwide Hard Assets Fund paid $264,274, Worldwide Real

Estate Fund paid $16,083 and Worldwide Emerging Markets Fund paid $1,012,002 in brokerage commissions. For the fiscal year ended December 31, 2004, Worldwide Hard Assets Fund paid $441,886, Worldwide Real Estate Fund paid $23,619 and Worldwide Emerging Markets Fund paid $1,175,973 in brokerage commissions.

For the year ended December 31, 2002, Worldwide Hard Assets Fund paid $303,255, Worldwide Real Estate Fund paid $63,746 and Worldwide Emerging Markets Fund paid $1,713,657 in commissions to broker-dealers, providing research and other services representing 99%, 81% and 99.8% respectively of sold commissions. For the year ended December 31, 2003, Worldwide Hard Assets Fund paid $261,414, Worldwide Real Estate Fund paid $14,165 and Worldwide Emerging Markets Fund paid $1,010,784 in commissions to broker-dealers, providing research and other services representing 99%, 88% and 99.9% respectively of sold commissions. For the fiscal year ended December 31, 2004, Worldwide Hard Assets Fund paid $291,606, Worldwide Real Estate Fund paid $18,295, and Worldwide Emerging Markets Fund paid $1,024,643 in commissions to broker-dealers providing research and other services, representing 66%, 54% and 87%, respectively, of total commissions paid by such Funds.


PROXY VOTING POLICIES AND PROCEDURES

The Fund's proxy voting record for the twelve month period ended June 30 will be available on Van Eck's website at http://www.vaneck.com and on the SEC's website at http://www.sec.gov.

Proxies for the Funds' portfolio securities are voted in accordance with the Adviser's proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

POTENTIAL CONFLICTS OF INTEREST


The Adviser's affiliate, Van Eck Absolute Advisers, Inc., ("VEARA") serves as the general partner of Hard Asset Partners L.P., a U.S. investment limited partnership which has an investment strategy substantially similar to that of the Worldwide Hard Assets Fund. Additionally, VEARA serves as the general partner of and investment adviser to Hard Asset Partners L.P., Multi-Strategy Partners L.P., and Commodity Strategies Fund LP, each a Delaware private investment partnership, as well as Hard Assets 2X Fund Ltd., Hard Assets Portfolio Ltd., and Long/Short Gold Portfolio Ltd. (together the "Private Funds"). VEARA is a wholly owned subsidiary of the Adviser.

Hard Asset Partners L.P. and Hard Assets Portfolio Ltd. have investment strategies substantially similar to that of the Global Hard Assets Fund. Those funds also invest in the same securities as the Worldwide Hard Assets Fund on a long/short basis. Additionally, the Commodity Strategies Fund LP has investment strategies that may be similar to those of International Investors Gold Fund, Worldwide Hard Assets Fund and Global Hard Assets Fund. The mutual funds may invest in commodities but they do so to a much lesser extent than the Commodity Strategies Fund LP, which makes such investments as its principal investment strategy. Thus, the potential conflict of interest between the hedge funds and the mutual funds is minimal.


The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. The above listed entities and such other entities or accounts (the "Other Clients") may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally, the Private Funds may also from time to time implement investment strategies which the Adviser decides are not advantageous to the Funds, and which may include transactions that are directly contrary to the positions taken by the Funds. These strategies may include, among others, short sales, long short trading, and pairs trading, as well as swaps and derivatives trades.


When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Funds, the prices of the Funds' securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that a Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When other Funds or Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. In addition, certain of the portfolio managers of the Funds serve as portfolio managers to Other Clients. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by the Funds to the Adviser. The Adviser does not believe that its activities materially disadvantage the Funds. The Adviser has implemented procedures to monitor trading across the Funds and its other clients.

CODE OF ETHICS

The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the "Personnel"). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.


TRUSTEES AND OFFICERS

The Board of Trustees is responsible for supervising the operation of the Funds. It establishes the Funds' major policies, reviews investments, and provides guidelines to the Advisor and others who provide services to the Funds.

AUDIT COMMITTEE


     During the 2004 fiscal period, the members of the Audit Committee were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short and Richard D. Stamberger. This Committee met once during 2004. The duties of this Committee include meeting with representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of registered public accounting firms and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.


GOVERNANCE COMMITTEE


     During the 2004 fiscal period, the members of the Governance Committee of the Board of Trustees were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short, and Richard D. Stamberger. This Committee met once during 2004. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar corporate matters.

     The Independent Trustees are responsible for nominating Independent Trustees for election by shareholders. All Trustees considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the Trust, other Van Eck funds, the Adviser or any of their affiliated persons, any potential conflicts of interest, and other factual information necessary for compliance with the securities laws.

     The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.


     The Board generally adheres to certain procedures for the selection of Trustee nominees. First, the Board meets with candidates and conducts interviews of candidates. The Board then discusses the candidates, their interviews, and their credentials. Lastly, the Board submits the candidates' names to formal elections.




TRUSTEE INFORMATION

The Trustees of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.


--------------------------------------------------------------------------------------------------------------------------------
   TRUSTEE'S/OFFICER'S     POSITION(S)     TERM OF               PRINCIPAL               NUMBER OF              OTHER
     NAME, ADDRESS(1)         HELD       OFFICE(2) AND         OCCUPATION(S)             PORTFOLIOS         DIRECTORSHIPS
    AND DATE OF BIRTH       WITH FUND     LENGTH OF             DURING PAST                  IN                 HELD:
                                         TIME SERVED             FIVE YEARS             FUND COMPLEX
                                                                                        OVERSEEN BY
                                                                                          TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
--------------------------------------------------------------------------------------------------------------------------------
Jan F. van Eck(3)         Trustee        Since 1998   Director, Van Eck Associates           9        Trustee of two other
42(+)                                                 Corporation; President and                      investment companies
                                                      Director, Van Eck Securities                    advised by the Adviser
                                                      Corporation and other
                                                      affiliated companies; President
                                                      and Director, Van Eck Capital,
                                                      Inc.; President and Director,
                                                      Van Eck Absolute Return
                                                      Advisers Corporation; Director,
                                                      Greylock Capital Associates LLC
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
--------------------------------------------------------------------------------------------------------------------------------
Richard C. Cowell         Trustee        Since        Private investor                       9        Director, West Indies &
78(P.)(++)                               1985                                                         Caribbean Development
                                                                                                      Ltd.; Trustee of two
                                                                                                      other investment
                                                                                                      companies advised by the
                                                                                                      Adviser
--------------------------------------------------------------------------------------------------------------------------------
David J. Olderman         Trustee        Since 1994   Consultant                             9        Director, Greif, Inc.;
70(P.)(++)                                                                                            Trustee of two other
                                                                                                      investment companies
                                                                                                      advised by the Adviser
--------------------------------------------------------------------------------------------------------------------------------
Ralph F. Peters           Trustee        Since        Private investor, February             9        Trustee of two other
76 (P.)(++)                              1987         2002-present; Director, Sun                     investment companies
                                                      Life Insurance Company of New                   advised by the Adviser
                                                      York, through February 2002.
--------------------------------------------------------------------------------------------------------------------------------
R. Alistair Short         Trustee        Since June   Managing Director, The                N/A       Director, Techbanc, Inc.
52                                       2004         GlenRockGroup, LLC (private                     (venture capital company)
                                                      equity investment firm), May 1,
                                                      2004 to present; Director,
                                                      Techbanc, Inc., August 1999-
                                                      present; President, Apex
                                                      Capital Corporation (personal
                                                      invesment vehicle), Jan. 1999 -
                                                      May 1, 2004; President, Matrix
                                                      Global Investments (investment
                                                      company), July 1997 - Jan. 1999
--------------------------------------------------------------------------------------------------------------------------------

                                                                 31

--------------------------------------------------------------------------------------------------------------------------------
   TRUSTEE'S/OFFICER'S     POSITION(S)     TERM OF               PRINCIPAL               NUMBER OF              OTHER
     NAME, ADDRESS(1)         HELD       OFFICE(2) AND         OCCUPATION(S)             PORTFOLIOS         DIRECTORSHIPS
    AND DATE OF BIRTH       WITH FUND     LENGTH OF             DURING PAST                  IN                 HELD:
                                         TIME SERVED             FIVE YEARS             FUND COMPLEX
                                                                                        OVERSEEN BY
                                                                                          TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Richard D. Stamberger     Trustee        Since 1994   President and CEO,                     9        Partner and Co-founder,
46 (P.)(++)                                           SmartBrief.com                                  Quest Partners, LLC;
                                                                                                      Executive Vice President,
                                                                                                      Chief Operating Officer and
                                                                                                      Director of NuCable Resources
                                                                                                      Corporation; Trustee of two
                                                                                                      other investment companies
                                                                                                      advised by the Adviser
--------------------------------------------------------------------------------------------------------------------------------


INTERESTED DIRECTOR

     The Van Eck family crrently owns 100% of the shares of the Adviser, a Delaware corporation, pursuant to an Investment Advisory Agreement with the Trust. John C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.

--------------------------------------------------------------------------------

     Additionally, Jan F. van Eck is currently a Director of the Adviser and a Director of the Distributor. He also owns shares in the Funds' Adviser. Jan van Eck is thus considered an interested trustee.


OFFICER INFORMATION

--------------------------------------------------------------------------------------------------------------------------------
   TRUSTEE'S/OFFICER'S       POSITION(S) HELD            TERM OF                         PRINCIPAL OCCUPATIONS
        ADDRESS(1)              WITH FUND          OFFICE(2) AND LENGTH                  DURING PAST FIVE YEARS
    AND DATE OF BIRTH                                OF TIME SERVED
--------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
--------------------------------------------------------------------------------------------------------------------------------
Alex W. Bogaenko          Controller              Since 1997             Controller, Van Eck Funds; Director of Portfolio
42                                                                       Administration, Van Eck Associates Corporation and
                                                                         Van Eck Securities Corporation; Officer of two other
                                                                         investment companies advised by the Adviser
--------------------------------------------------------------------------------------------------------------------------------
Keith Carlson             Chief Executive         Since 2004             Managing Director, Van Eck Securities Corporation
49                        Officer and President                          since February 2004; Private Investor, June
                                                                         2003-January 2004; Independent Consultant, Waddell &
                                                                         Reed, Inc., April 2003-May 2003; Senior Vice
                                                                         President, Waddell & Reed, Inc., December 2002-March
                                                                         2003; President/Chief Executive Officer/Directors,
                                                                         Ivy Mackenzie Distributors, Inc., June 1993-December
                                                                         2002; Chairman/Director/President, Ivy Mackenzie
                                                                         Services Corporation, June 1993-December 2002;
--------------------------------------------------------------------------------------------------------------------------------

                                                              32

--------------------------------------------------------------------------------------------------------------------------------
   TRUSTEE'S/OFFICER'S       POSITION(S) HELD            TERM OF                         PRINCIPAL OCCUPATIONS
        ADDRESS(1)              WITH FUND          OFFICE(2) AND LENGTH                  DURING PAST FIVEYEARS
    AND DATE OF BIRTH                                OF TIME SERVED
--------------------------------------------------------------------------------------------------------------------------------
                                                                         Chairman/Director/Seniro Vice presidence, Ivy
                                                                         Management Inc., January 1992-December 2002;
                                                                         President/Chief Executive Officer/Director/Executive
                                                                         Vice President/Senior Vice President, April
                                                                         1985-December 2002.

Charles T. Cameron        Vice President          Since 1996             President, Worldwide Bond Fund, Director of Trading,
43                                                                       Van Eck Associates Corporation; Co-Portfolio Manager,
                                                                         Worldwide Bond Fund Series; Officer of another
                                                                         investment company advised by the Adviser
--------------------------------------------------------------------------------------------------------------------------------
Susan C. Lashley          Vice President          Since 1988             Vice President, Van Eck Associates Corporation; Vice
50                                                                       President, Mutual Fund Operations, Van Eck Securities
                                                                         Corporation; Officer of two other investment
                                                                         companies advised by the Adviser
--------------------------------------------------------------------------------------------------------------------------------
Patricia A. Maxey         Vice President,         Since 2004             Van Eck Associates Corporation since February 2004;
38                        Secretary, and Chief                           Associate, Kirkpatrick & Lockhart LLP (law firm),
                          Compliance Officer                             2001 - February 2004; Associate General Counsel, Legg
                                                                         Mason Wood Walker, Inc., 1999-2000.
--------------------------------------------------------------------------------------------------------------------------------
Bruce J. Smith            Vice President and      Since 1985             Senior Vice President and Chief Financial Officer,
50                        Controller                                     Van Eck Associates Corporation, Van Eck Securities
                                                                         Corporation and other affiliated companies; Officer
                                                                         of two other investment companies advised by the
                                                                         Adviser
--------------------------------------------------------------------------------------------------------------------------------
Derek S. van Eck(3)                                                      President of Worldwide Hard Assets Fund series and
41 (+)                                                                   the Worldwide Real Estate Fund series of Van Eck
                                                                         Worldwide Insurance Trust and the Global Hard Assets
                                                                         Fund series of Van Eck Funds; Executive Vice President
                                                                         and Director, Global Investments; President and
                                                                         Director of Van Eck Associates Corporation; Executive
                                                                         Vice President and Director, Van Eck Securities
                                                                         Corporation and other affiliated companies; Director,
                                                                         Greylock Capital Associates LLC

--------------------------------------------------------------------------------------------------------------------------------

     ----------------
     (1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

     (2) Each Trustee serves for an indefinite term, until his resignation, retirement, death or removal. The Board established a mandatory retirement policy applicable to all independent trustees, which provides that independent trustees shall resign from the board on December 31 of the year such trustee reaches the age of 75. With respect to the Trustees currently serving, the mandatory retirement policy shall not apply until after December 31, 2007. Officers are elected yearly by the Trustees.

     (3) Messrs. Jan F. van Eck and Derek S. van Eck are brothers and each is the son of John C. van Eck, who retired from the
         Board as of December 31, 2003. + An "interested person" as defined in the 1940 Act. Jan F. van Eck and Derek van Eck are interested persons as they own shares and are on the Board of Directors of the investment adviser.

     (++) Member of the Governance Committee.

     (P.) Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of registered public accounting firms.

     (+)   Mr. Derek van Eck retired from the Board as of June 1, 2004.



TRUSTEE SHARE OWNERSHIP

The following table represents the share ownership of each Trustee of the Fund.(oo)


                                              DOLLAR RANGE OF                                     AGGREGATE DOLLAR
                                              EQUITY SECURITIES                                   RANGE OF EQUITY
                                                IN THE FUND+/-                                     SECURITIES IN ALL
                                              DOLLAR RANGE OF                                   REGISTERED INVESTMENT
                                              EQUITY SECURITIES                                 COMPANIES IN FAMILY OF
NAME OF DIRECTOR                                IN THE FUND+/-                                   INVESTMENT COMPANIES
                           -----------------------------------------------------------------------------------------------
Jan F. van Eck                                       0                                             Over $100,000
Ralph F. Peters                                      0                                               $1-$10,000
David J. Olderman                                    0                                                  None
Richard D. Stamberger                                0                                                  None
R. Alastair Short                                    0                                                  None
Richard C. Cowell                                    0                                                  None


* In this context, "the Fund" means Van Eck Worldwide Insurance Trust.

(oo) The valuation date for the Trustee Share Ownership table is March 31, 2005.


                             2004 COMPENSATION TABLE

A compensation schedule for the Trust's independent Trustees was established by the Governance Committee and approved by the Board at the April 2004 Board meeting. The trustee compensation schedule generally includes i) a retainer in the amount of $5,000 per quarter, ii) a meeting fee in the amount of $5,000 per meeting in which the trustee participates either in person or via telephone,
iii) a fee in the amount of $2,500 per quarter to the "Lead Trustee," and iv) a fee in the amount of $750 per quarter to the chairpersons of both the Audit Committee and the Governance Committee.

The table below includes certain information relating to the compensation of the Trustees paid by the Trust for the fiscal year ended December 31, 2004. Annual Trustee fees may be reviewed periodically and changed by the Trust's Board.


                                                              VAN ECK WORLDWIDE
                                 VAN ECK WORLDWIDE             INSURANCE TRUST             TOTAL FUND
                                 INSURANCE TRUST                 (DEFERRED                   COMPLEX
                                (CURRENT TRUSTEES FEES)          COMPENSATION)           COMPENSATION (A)
                                -------------------------------------------------------------------------

Richard C. Cowell                     $17,661                         $0                     $40,250
David J. Olderman                     $22,478                         $0                     $50,250
Ralph F. Peters                       $15,565                         $0                     $39,250
Richard D. Stamberger                 $14,014                       $4,672                   $42,500
R. Alastair Short                     $12,109                         $0                     $25,000
Jan F. van Eck                          N/A                           N/A                      N/A

(a) The term "Fund Complex" refers to the Funds of the Trust and all other funds (including all of their portfolios) advised by the Adviser. The Trustees are paid a fee for their services to the Trust and other funds in the Fund Complex. No other compensation, including pension or other retirement benefits, is paid to the Trustees by the fund complex.


PRINCIPAL SHAREHOLDERS


As of March 31, 2005, shareholders of record of 5% or more of the outstanding shares of the R1 Class shares of the Funds were as follows:


--------------------------------------------------------------------------------------------------------
INSURANCE COMPANY                       WWHA             WWEM            WWRE              WWBD
--------------------------------------------------------------------------------------------------------

Nationwide Life Insurance Company       99.998%         99.998%          99.981%           99.994%


PURCHASE OF SHARES

The Funds may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business). Consequently, since the Funds will compute their net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it is a Fund's best interest to do so. Certificates for shares of the Funds will not be issued.

VALUATION OF SHARES

The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed at the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year's Day, Martin Luther King Jr.'s birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

Shares of the Funds are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share.

The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Board of Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE, which will not be reflected in the computation of the Funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Board of Trustees.


Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser, do not reflect the security's fair value, a Fund will use the security's "fair value" as determined in good faith in accordance with the Funds' Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds' Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices. Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, amongst other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.


Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effct of the U.S. significant event with respect to each local market.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds' fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

TAXES

Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and
(b) satisfy certain diversification requirements.

As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

REDEMPTIONS IN KIND

The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period in the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

PERFORMANCE

The Funds may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                  P(1+T)  = ERV

     Where:  P    =  a hypothetical initial payment of $1,000
             T    =  average annual total return
             n    =  number of years
             ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period

The calculation assumes the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The Funds may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                  6
                        YIELD = 2[((A-B)/(CD) + 1)  - 1]

     Where:  A  =  dividends and interest earned during the period
             B  =  expenses accrued for the period (net of reimbursement)
             C  =  the average daily number of shares outstanding during the period that was entitled to receive dividends
             D  =  the maximum offering price per share on the last day of the period after adjustment for payment of dividends within 30 days thereafter


The Funds may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                               [(B-A)/A](100)=ATR

     Where:  A    =  initial investment
             B    =  value at end of period
             ATR  =  aggregate total return

The calculation assumes the maximum sales charge is deducted from the initial payment and assumes all distributions by the Funds are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Performance figures of a Fund are not useful for comparison purposes, because they do not reflect the charges and deductions at the separate account level. Performance data is not available for Class R1 shares for each of the Funds as they commenced operations on May 1, 2004.

DESCRIPTION OF THE TRUST

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. Currently, five series of the Trust are being offered, which shares constitute the interests in Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund, described herein and Worldwide Absolute Return Fund, described in a separate Statement of Additional Information.

Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund are classified as diversified funds, and Worldwide Bond Fund and Worldwide Real Estate Fund are classified as non-diversified funds under the Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another Fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new Funds.


Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board of Trustees, approved the Advisory Agreement and ratified the selection of the Trust's independent registered public accounting firm. On April 9, 1997, shareholders of Gold and Natural Resources Fund approved changes in the Fund's investment objective, policies and restrictions, which together with changes approved by the Board of Trustees, resulted in the Worldwide Hard Assets Fund as described in the Prospectus. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shareholders of all Funds are entitled to vote matters affecting all of the Funds (such as the election of Trustees and ratification of the selection of the Trust's independent registered public accounting firm). On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that

Fund. In accordance with the Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholder of the Funds, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders.


Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

ADDITIONAL INFORMATION

      CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust's portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

      TRANSFER AGENT. Forum Financial Group LLC, Two Portland Square, Portland, Maine 04101, serves as the Funds' transfer agent.


      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the Trust's independent registered public accounting firm.


      COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.

FINANCIAL STATEMENTS


The financial statements of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund for the fiscal year ended December 31, 2004, are incorporated by reference from the Funds' Annual Reports to Shareholders, which are available at no charge upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

APPENDIX A: PROXY VOTING POLICIES

                              ADOPTED JULY 30, 2003
                             AMENDED APRIL 20, 2004
                             AMENDED APRIL 14, 2005


INTRODUCTION

Effective March 10, 2003, the Securities and Exchange Commission (the "Commission") adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients' securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a "fraudulent, deceptive, or manipulative" act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

      RESOLVING MATERIAL CONFLICTS OF INTEREST
      ----------------------------------------

           o A "MATERIAL CONFLICT" means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, "Adviser"), or an "affiliated person" of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck's products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser's assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

           o Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

      Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used;

      Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

      The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

      Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

      REASONABLE RESEARCH EFFORTS
      ---------------------------

      When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

      VOTING CLIENT PROXIES
      ---------------------

      o The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to foreign country to vote the security in person).

      o The portfolio manager or analyst covering the security is responsible for making voting decisions.

      o Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

      o For the Hedge Funds, Investment Management Operations, in conjunction with the portfolio manager and custodian, monitors corporate actions and ensures that corporate actions are timely voted.

      CLIENT INQUIRIES
      ----------------

      All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to the Proxy Administrator.


      DISCLOSURE TO CLIENTS
      ---------------------

           o    Notification of Availability of Information

      Client Brochure.

      The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

           o    Availability of Proxy Voting Information

      At the client's request or if the information is not available on VEAC's website, a hard copy of the account's proxy votes will be mailed to each client.


      RECORDKEEPING REQUIREMENTS
      --------------------------

      o VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

      -    proxy statements received;
      -    identifying number for the portfolio security;
      -    shareholder meeting date;
      -    brief identification of the matter voted on;
      -    whether the vote was cast on the matter and how the vote was cast;
      - how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
      - records of written client requests for information on how VEAC voted proxies on behalf of the client;
      - a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client;and
      - any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

      o Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

      o If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client's best interest.

      o Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

      PROXY VOTING GUIDELINES


I.    GENERAL INFORMATION

Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

II.   OFFICERS AND DIRECTORS

      A.   THE BOARD OF DIRECTORS

Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees, examining factors such as:
   o  long-term corporate performance record relative to a market index;
   o  composition of board and key board committees;
   o  nominee's investment in the company;
   o  whether a retired CEO sits on the board; and
   o  whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:
   o  corporate governance provisions and takeover activity;
   o  board decisions regarding executive pay;
   o  director compensation;
   o  number of other board seats held by nominee; and
   o  interlocking directorships.

      B.   CHAIRMAN AND CEO ARE THE SAME PERSON

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

      C.   MAJORITY OF INDEPENDENT DIRECTORS

Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

      D.   STOCK OWNERSHIP REQUIREMENTS

Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

      E.   TERM OF OFFICE

Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

      F.   DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote  on  a  case-by-case  basis  proposals   concerning  director  and  officer
indemnification and liability protection.

Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

      G.   DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

o  long-term  financial  performance  of  the   target  company relative  to its
   industry;
o  management's track record;
o  background to the proxy contest;
o  qualifications of director nominees (both slates);
o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and
o  stock ownership positions.

      H.   BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote against proposals to stagger board elections.

Generally, vote for proposals to repeal classified boards and to elect all directors annually.

      I.   SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote against proposals that provide that directors may be removed only for cause.

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

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

      J.   SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.  PROXY CONTESTS

      A.   REIMBURSE PROXY SOLICITATION EXPENSES

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV.   AUDITORS

      A.   RATIFYING AUDITORS

Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent.; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V.    SHAREHOLDER VOTING AND CONTROL ISSUES

      A.   CUMULATIVE VOTING

Generally, vote against proposals to eliminate cumulative voting. Generally, vote for proposals to permit cumulative voting.

      B.   SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

      C.   SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote for proposals to allow or make easier shareholder action by written consent.

      D.   POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

      E.   FAIR PRICE PROVISION

Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

      F.   GREENMAIL

Generally,   vote  for  proposals  to  adopt  anti-greenmail  charter  or  bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      H.   UNEQUAL VOTING RIGHTS

Vote against dual class exchange offers.

Vote against dual class recapitalizations

      I.   SUPERMAJORITY  SHAREHOLDER  VOTE  REQUIREMENT TO AMEND THE CHARTER OR
           BYLAWS

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote  for  shareholder   proposals  to  lower  supermajority   shareholder  vote
requirements for charter and bylaw amendments.

     J.   SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      K.   WHITE KNIGHT PLACEMENTS

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

      L.   CONFIDENTIAL VOTING

Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote for management proposals to adopt confidential voting.

      M.   EQUAL ACCESS

Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

      N.   BUNDLED PROPOSALS

Generally, vote on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

      O.   SHAREHOLDER ADVISORY COMMITTEES

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VI.   CAPITAL STRUCTURE

      A.   COMMON STOCK AUTHORIZATION

Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

      B.   STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

      C.   REVERSE STOCK SPLITS

Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

      D.   BLANK CHECK PREFERRED AUTHORIZATION

Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

      E.   SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

      F.   ADJUST PAR VALUE OF COMMON STOCK

Vote on a case-by-case basis management proposals to reduce the par value of common stock.

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

      G.   PREEMPTIVE RIGHTS

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

      H.   DEBT RESTRUCTURINGS

Vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

   o DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
   o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?
   o BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

      I.   SHARE REPURCHASE PROGRAMS

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.   EXECUTIVE COMPENSATION

In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII. COMPENSATION PROPOSALS

      A.   AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS

Vote for plans that place a cap on the annual grants any one participant may receive.

      B.   AMEND ADMINISTRATIVE FEATURES

Vote  for  plans  that  simply  amend   shareholder-approved  plans  to  include
administrative features.

      C.   AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Generally, vote for amendments to add performance goals to existing compensation plans.

      D.   AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS

Vote on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

      E.   APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

      F.   SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE PAY

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

      G.   GOLDEN AND TIN PARACHUTES

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

      H.   EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e. , generally greater than 5 % of outstanding shares).

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

      I.   401(K) EMPLOYEE BENEFIT PLANS

Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.   STATE OF INCORPORATION

      A.   VOTING ON STATE TAKEOVER STATUTES

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

      B.   VOTING ON REINCORPORATION PROPOSALS

Vote on a case-by-case basis proposals to change a company's state of incorporation.

X.    MERGERS AND CORPORATE RESTRUCTURINGS

      A.   MERGERS AND ACQUISITIONS

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following: o anticipated financial and operating benefits; o offer price (cost vs. premium); o prospects of the combined companies; o how the deal was negotiated; and o changes in corporate governance and their impact on shareholder rights.

      B.   CORPORATE RESTRUCTURING

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

      C.   SPIN-OFFS

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

      D.   ASSET SALES

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

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

      E.   LIQUIDATIONS

Vote on a case-by-case basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

      F.   APPRAISAL RIGHTS

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

      G.   CHANGING CORPORATE NAME

Vote on a case-by-case basis proposal to change the corporate name.

XI.   MUTUAL FUND PROXIES

      A.   ELECTION OF TRUSTEES

Vote on trustee nominees on a case-by-case basis.

      B.   INVESTMENT ADVISORY AGREEMENT

Vote on investment advisory agreements on a case-by-case basis.

      C.   FUNDAMENTAL INVESTMENT RESTRICTIONS

Vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

      D.   DISTRIBUTION AGREEMENTS

Vote on distribution agreements on a case-by-case basis.

XII.  SOCIAL AND ENVIRONMENTAL ISSUES

In  general  we  vote  on  a  case-by-case   basis  on  shareholder  social  and
environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases,  however,  we vote for  disclosure  reports that seek  additional
information,   particularly  when  it  appears  companies  have  not  adequately addressed shareholders' social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
o  the percentage of sales, assets and earnings affected;

o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company - specific action;
o whether the company has already responded in some appropriate manner to the request embodied in a proposal;
o whether the company's analysis and voting recommendation to shareholders is persuasive;
o  what other companies have done in response to the issue;
o whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and
o whether the subject of the proposal is best left to the discretion of the board.

APPENDIX B:  RATINGS

                             CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA--An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B' `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated `BB' is more vulnerable to nonpayment than obligations rated `BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated `CC' is currently highly vulnerable to nonpayment.

C--The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D--An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P--The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L--The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*--Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

r--The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. --Not Rated.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                             PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

aaa--An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa--An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a--An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa--An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

ba--An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b--An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa--An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca--An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c--This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


DESCRIPTION OF STANDARD & POOR'S CORPORATION PREFERRED STOCK RATINGS:

AAA--This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA--A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB--An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC--Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC--The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C--A preferred stock rated C is a non-paying issue.




                             SHORT TERM DEBT RATINGS


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS:


Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

                       VAN ECK WORLDWIDE INSURANCE TRUST

                (WORLDWIDE ABSOLUTE RETURN FUND - INITIAL CLASS)

                       99 PARK AVENUE, NEW YORK, NY 10016
                          (212) 687-5200 WWW.VANECK.COM


      Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company currently consisting of five separate series: Worldwide Absolute Return Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund. This Statement of Additional Information ("SAI") pertains only to shares of the Worldwide Absolute Return Fund (the "Fund"), which are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies ("Contracts").



                                TABLE OF CONTENTS


GENERAL INFORMATION...........................................................3

INVESTMENT OBJECTIVES AND POLICIES............................................3

INVESTMENT TECHNIQUES AND ASSOCIATED RISK FACTORS.............................5

BORROWING.....................................................................5

EMERGING MARKETS SECURITIES...................................................5

FOREIGN CURRENCY TRANSACTIONS.................................................6

FOREIGN SECURITIES............................................................7

FUTURES AND OPTIONS TRANSACTIONS..............................................8

OTHER RISKS...................................................................9

COLLATERALIZED MORTGAGE OBLIGATIONS...........................................9

COMMERCIAL PAPER..............................................................9

DIRECT INVESTMENTS...........................................................10

HARD ASSETS..................................................................10

INVESTMENTS IN OTHER INVESTMENT COMPANIES....................................11

INITIAL PUBLIC OFFERINGS.....................................................11

MORTGAGE-BACKED SECURITIES...................................................11

PARTLY PAID SECURITIES.......................................................11

PRECIOUS METALS..............................................................12

REAL ESTATE SECURITIES.......................................................12

REPURCHASE AGREEMENTS........................................................12

WARRANTS.....................................................................12

INVESTMENT RESTRICTIONS......................................................13

PORTFOLIO HOLDINGS DISCLOSURE................................................13

INVESTMENT ADVISORY SERVICES.................................................14

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS.............................15

THE DISTRIBUTOR..............................................................17

PORTFOLIO MANAGERS...........................................................17

PORTFOLIO MANAGER COMPENSATION...............................................18

PORTFOLIO MANAGER SHARE OWNERSHIP............................................18

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS.............................19

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................19

POTENTIAL CONFLICTS OF INTEREST..............................................21

PROXY VOTING POLICIES AND PROCEDURES.........................................22

CODE OF ETHICS...............................................................22

TRUSTEES AND OFFICERS........................................................22

TRUSTEE SHARE OWNERSHIP......................................................26

2004 COMPENSATION TABLE......................................................26

PRINCIPAL SHAREHOLDERS.......................................................27

PURCHASE OF SHARES...........................................................27

VALUATION OF SHARES..........................................................27

TAXES........................................................................28

REDEMPTIONS IN KIND..........................................................29

PERFORMANCE..................................................................29

DESCRIPTION OF THE TRUST.....................................................30

ADDITIONAL INFORMATION.......................................................31

FINANCIAL STATEMENTS.........................................................31

APPENDIX: RATINGS............................................................32


This SAI is not a prospectus and should be read in conjunction with the Trust's current Prospectus, dated May 1, 2005 for Worldwide Absolute Return Fund (the "Prospectus"), which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth at the top of this page.


Shareholders are advised to read and retain this SAI for future reference.


                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2005

GENERAL INFORMATION

      The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust started operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

      The Board of Trustees has authority to create additional series or funds, each of which may issue a separate class of shares. There are currently five series of the Trust: Worldwide Absolute Return Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund. This SAI pertains only to the shares of the Worldwide Absolute Return Fund. Worldwide Absolute Return Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT OBJECTIVES AND POLICIES

      The following is additional information regarding the investment policies used by the Fund in attempting to achieve its investment objectives.

      The Worldwide Absolute Return Fund seeks to achieve consistent absolute positive returns in various market cycles.

      The Fund uses a diversified manager of managers investment approach. To manage the Fund's assets, it selects multiple investment advisers with experience in managing absolute return strategies whose performance is not correlated or has low correlation with major financial market indices or with each other. Van Eck Associates Corporation (the "Adviser") recommends the hiring, termination and replacement of sub-advisory firms retained by the Adviser to manage the Fund's assets (the Adviser together with these sub-advisory firms, the "Sub-Advisers.") The Fund's Board of Trustees has overall responsibility for the termination of the Advisor as advisor to the Fund and as a Sub-Adviser. Under normal conditions, there will be at least three Sub-Advisers including the Adviser.

      The Fund seeks to achieve its objective by allocating its assets among a professionally selected group of Sub-Advisers which employ a variety of investment techniques and strategies. The Adviser believes that allocating among dissimilar investment styles that utilize different trading strategies and securities provides greater diversification against any market or sector related event volatility. Such a non-correlative approach among styles typically mitigates near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style. Although the Adviser believes that the use of different trading strategies and securities provides greater diversification, which may mitigate losses in generally declining markets, there can be no assurance that losses will be avoided.

      The Adviser selects the Sub-Advisers for the Fund by reviewing a wide range of factors for each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers, assets under management and number of clients.

       As part of the due diligence process, the Adviser also consults its own databases as well as those of third party providers and consultants.

      Further, the Adviser utilizes multiple sources and the services of independent third parties to conduct a comprehensive review of each Sub-Adviser, its investment process and organization and to conduct interviews of key personnel of each Sub-Adviser as well as interviews with third party references and industry sources. Utilizing this information, the Adviser selects Sub-Advisers.

      The Adviser regularly evaluates each Sub-Adviser to determine whether its investment program is consistent with the investment objective of the Fund and whether its investment performance is satisfactory. The Sub-Advisers may use a variety of investment techniques to achieve the Fund's investment objective. For example, these techniques may include simultaneously taking long and short positions on similar or different securities for which there exists an attractive spread to their relative valuations. The net effect of such transactions is to remove general market risk from the portfolio, as the long and short nature of offsetting positions tend to cancel out the effect of general market movements on the securities. This technique is for hedging. In instances where a position is entered into that is long/short, long-only or short-only, such positions are taken for non-hedging purposes and seek to achieve positive returns from the relative returns on these positions. Certain of these special investment techniques are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments.

      A Sub-Adviser may employ one or more of the following:

      EVENT DRIVEN STRATEGIES: Strategies that are designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spinoffs, balance sheet restructuring, bankruptcy and other situations.

      RELATIVE VALUE/ARBITRAGE STRATEGIES: Strategies that invest both long and short in securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities. These may include:

      PAIRS TRADING -- long and short positions in securities of different companies in the same industry.

     CONVERTIBLE ARBITRAGE -- hedged investing in the convertible securities of a company. A typical strategy would be to take a long position in the convertible bond and short the common stock of the same company.

      FIXED INCOME OR INTEREST RATE ARBITRAGE -- includes interest rate swap arbitrage, U.S. and non-U.S. bond arbitrage. Certain long/short fixed income: designed to provide total return in excess of a benchmark index by taking long and short positions, generally through the use of futures, in US government or other debt securities of different maturities. The Sub-Adviser seeks to identify maturities along the yield curve (i.e., the relative yield on US treasury securities of different maturities) where the Fund can capture the greatest return per unit of risk, while seeking to maintain an overall risk profile similar to the benchmark.

      TRADING/MARKET TIMING STRATEGIES: Strategies designed to benefit from cyclical relationships between movement in certain market indices, sectors, security types, etc. that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude. An example of one strategy is global bond market rotation that is designed to rotate through attractive combinations of currencies and bond yields by extending or reducing maturities to capture changes in interest rates and inflation. Another is a hedged global commodity strategy designed to capture commodities' upside volatility more predictable returns from long and long/short global bond strategies.

      MARKET NEUTRAL EQUITY STRATEGIES: Strategies designed to exploit equity market inefficiencies, which generally involves being simultaneously invested in long and short with equity portfolios of generally the same size, usually in the same market. These strategies are typically constructed to attempt to be dollar or beta neutral and may attempt to control the industry, sector, market capitalization and other potential market bias exposures. Beta is a measure of the relative price movement of a security as compared to a broad market index such as the S&P 500.

      LONG/SHORT EQUITY STRATEGIES: Strategies that employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally or substantially in net long or net short in position, and may, but need not, attempt to yield a low beta and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

      LONG-ONLY EQUITY STRATEGIES: Strategies designed to capitalize on the expertise of Sub-Advisers that historically concentrate in the certain markets, industries, or geographical areas. Such strategies would likely be employed to take advantage of an oversold market, industry or geographical area or where such market, industry or geographical area presents an attractive opportunity.

      SHORT-ONLY EQUITY STRATEGIES: Strategies designed to capitalize on the expertise of Sub-Advisers that historically concentrate in the identification of candidates for short selling. Such strategies would likely be employed to hedge or offset long-only equity strategies of similar size in assets and volatility.

      DISTRESSED SECURITIES STRATEGIES: Strategies designed to invest in the debt, equity, or trade claims of companies in financial distress. Such securities typically trade at substantial discounts to par value, and may be attractive to investors when managers perceive a turnaround will materialize.

      FIXED INCOME AND HIGH YIELD INVESTMENT STRATEGIES: Strategies designed to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Fund may invest in debt securities that fall below investment grade debt--commonly "junk bonds." Additionally, the Fund may invest in mortgage-backed and other fixed income securities of higher credit quality, and derivative securities of traditional fixed income instruments.

INVESTMENT TECHNIQUES AND ASSOCIATED RISK FACTORS

   Additional information about the principal risks of the Fund follows.

BORROWING

   The Fund may borrow up to 30% of the value of its net assets to increase its holding of portfolio securities. Under the Act, the Fund is required to maintain continuous asset coverage of 300% with respect to these borrowings and to sell (within three days) sufficient portfolio holdings to restore this asset coverage if it should decline to less than 300% even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that any borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

EMERGING MARKETS SECURITIES

      Investments may be made from time to time by the Fund in companies in developing countries as well as in developed countries. The Fund may have a substantial portion of its assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain developing countries do not have comprehensive systems of law. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. Certain countries in Latin America, Central and Eastern Europe and the Asia region, including Cambodia, China, Laos, Indonesia, the Philippines, Thailand and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments in these countries typically involve greater potential for gain or loss than investments in securities of issuers in developed markets.

      The securities markets in developing countries can be substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy regarding illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

FOREIGN CURRENCY TRANSACTIONS

      Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Worldwide Absolute Return Fund, with regard to overall diversification strategies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will use forward contracts, along with futures contracts and put and call options, to "lock in" the U.S. dollar price of a security bought or sold and as part of their overall strategy. The Fund will conduct its foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

      A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

      The Fund's Custodian will place cash or U.S. Government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Fund will be able to effect such a closing purchase transaction.

   It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

   Changes in currency exchange rates may affect the Fund's net asset value and performance. There can be no assurance that the Sub-Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Fund may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Fund may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. This may reduce the Fund's losses on a security when a foreign currency's value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Last, when the Fund uses options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

    The Fund will enter into forward contracts to duplicate a cash market transaction and may enter into currency swaps. See also "Futures and Options Transactions".

FOREIGN SECURITIES

      Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign securities will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

      The Worldwide Absolute Return Fund may invest in issuers in Russia and other countries whose settlement, clearing and registration of securities is in an underdeveloped state. For example, in Russia, ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer's share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, the Fund will invest only in those Russian companies whose registrars have entered into a contract with the Fund's Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. In other countries, the Fund will adopt similar procedures. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent the Fund from investing in the securities of certain Russian issuers otherwise deemed suitable by the Fund's investment adviser or sub-adviser.

      Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

FUTURES AND OPTIONS TRANSACTIONS

      The Worldwide Absolute Return Fund may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Fund may also buy and sell commodities futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

      Upon entering into a futures contract, the Fund must make a margin deposit with the broker, known as "initial margin." As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin", to cover any additional obligations it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's custodian. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.

      The Fund may invest in commodity futures contracts and in options on commodity futures contracts, which involves numerous risks such as leverage, high volatility illiquidity, governmental intervention designed to influence commodity prices and the possibility of delivery of the underlying commodities. If the Fund were required to take delivery of a commodity, it would be deemed illiquid and the Fund would bear the cost of storage and might incur substantial costs in its disposition. The Fund will not use commodity futures contracts for leveraging purposes in excess of applicable limitations. Certain exchanges do not permit trading in particular commodities at prices in excess of daily price fluctuation limits set by the exchange, and thus the Fund could be prevented from liquidating its position and thus be subject to losses. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. See "Risk Factors--Foreign Securities".

      The Fund may also invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Fund because the maximum exposure is the amount of the premiums paid for the options.

      The Fund's use of financial futures contracts and options on such futures contracts, and commodity futures contracts and options on such futures contracts may reduce the Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect the Fund against fluctuation in the value of securities in which the Fund is about to invest. Because the financial markets in the developing countries are not as developed as those in the United States, these financial investments may not be available to the Fund and the Fund may be unable to hedge certain risks.

      The use of financial futures and/or commodity futures contracts and options on such futures contracts as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

      It is the policy of the Fund to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company to prevent double taxation of the Fund and its shareholders. One of these requirements is that at least 90% of the Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Fund may engage in options and futures contracts transactions may be materially limited by this test.

      The Fund may write, purchase or sell covered call or put options. Any options transaction involves the writer of the option, upon receipt of a premium, giving the purchaser, upon payment of a premium, right to sell (put option) or buy (call option) an underlying asset at an agreed-upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying assets at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When the Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying asset, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or liquid equity or debt securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

      The Fund may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Fund may purchase or sell over-the-counter options from dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, and are generally considered illiquid securities.

OTHER RISKS

COLLATERALIZED MORTGAGE OBLIGATIONS

    The Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. There are diffrerent classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees.

    CMOs are rated by agencies like other fixed-income securities. The Fund may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Fund will be subject to certain limitations under the 1940 Act.

    Mortgage holders often refinance when interest rates fall; reinvestment of prepayments at lower rates can reduce the yield of the CMO. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Fund may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

COMMERCIAL PAPER

      The Worldwide Absolute Return Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The staff of the Securities and Exchange Commission has been considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Fund believes that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

DIRECT INVESTMENTS

      Worldwide Absolute Return Fund may invest up to 10% of its total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Fund will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser or Sub-Adviser anticipates that these agreements will, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund's investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

      Certain of the Fund's direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Fund does not anticipate making direct investments in start-up operations, although it is expected that in some cases, the Fund's direct investments will fund new operations for an enterprise which itself is engaged in similar operations, or is affiliated with an organization that is engaged in similar operations.

      Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of the registration. In addition, in the event the Fund sells unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

HARD ASSETS

      Worldwide Absolute Return Fund may invest in hard assets securities. Hard asset securities include forward, fixtures and options contracts on hard assets, and stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of hard assets: precious metals, natural resources, real estate and commodities.

      The production and marketing of hard assets may be affected by actions and changes in governments. In addition, hard assets and hard asset securities may be cyclical in nature. During periods of economic or financial instability, hard asset securities may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Hard asset securities may also experience greater price fluctuations than the relevant hard asset. In periods of rising hard asset prices, such securities may rise at a faster rate, and conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may acquire shares in other investment companies including foreign investment companies. Investment in other investment companies may be the sole or most practical means by which the Fund may participate in certain securities markets. The Fund may also use money market mutual funds to invest cash balances or when taking temporary defensive positions. The Fund may invest in shares of various exchange-traded funds ("ETFs"), including index, bond and commodity-based ETFs. ETFs generally seek to track the performance of various indices or commodity prices. Shares of ETFs have many of the same risks as direct investments in common stocks, bonds or other asset classes. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of closed-end funds and ETF shares may differ from their net asset value. As a shareholder in an investment company, the Fund will bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies. The Fund may invest in investment companies managed or sponsored by the Adviser.


INITIAL PUBLIC OFFERINGS

      Worldwide Absolute Return Fund may invest in initial public offerings (the first stock sold by a company going public).


      There may be a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without unfavorable impact on prevailing market prices. Some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

MORTGAGE-BACKED SECURITIES

   The Fund may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

PARTLY PAID SECURITIES

   The Fund may invest in partly paid securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments. The buyer "takes over payments."

   The buyer's rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before the Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell the security.

PRECIOUS METALS

   The Fund may invest in precious metals. Precious metals trading is a speculative activity, and its markets at times volatile. There may be sharp fluctuations in prices, even during periods of rising prices. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Under current U.S. tax law, a Fund may not receive more than 10% of its yearly income from gains resulting from the sale of precious metals or any other physical commodity. The Fund may be required, therefore, to hold precious metals or sell them at a loss, or to sell portfolio securities at a gain, when they would not otherwise do so for investment reasons. The Fund incurs additional costs in storing gold bullion and coins, which are generally higher than custodian costs for securities.

REAL ESTATE SECURITIES

      Although Worldwide Absolute Return Fund will not invest in real estate directly, the Fund may invest in equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. The Fund is therefore subject to certain risks associated with ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; uninsured damages from acts of war or terrorism, floods, earthquakes or other natural or man-made disasters; limitations on and variations in rents; and changes in interest rates.

      REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

      REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.

      Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

REPURCHASE AGREEMENTS

   The Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

WARRANTS

   Warrants are derivative instruments that permit, but do not obligate, the holder to purchase other securities of the issuer of the warrant.

   Warrants do not carry with them any right to dividends or voting rights. A warrant ceases to have value if it is not exercised prior to its expiration date.

INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.
The Fund may not:

      1. Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.
      2. Issue "senior securities," except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.
      3. Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.
      4. Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
      5. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).
      6.    Make loans, except that the Fund may (i) lend portfolio securities,
            (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.
      7. Purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

      If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. In addition, the Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

PORTFOLIO HOLDINGS DISCLOSURE

      The Fund has adopted policies and procedures governing the disclosure of information regarding the Fund's portfolio holdings. They are reasonably designed to prevent selective disclosure of the Fund's portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Fund's shareholders. The Board of Trustees is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

      These policies and procedures apply to employees of the Fund's Adviser, administrator, principal underwriter, and all other service providers to the Funds that, in the ordinary course of their activities, come into possession of information about the Fund's portfolio holdings. These policies and procedures are made available to each service provider.

    The following outlines the policies and procedures adopted by the Fund regarding the disclosure of portfolio related information:

    Generally, it is the policy of the Fund that no current or potential investor (or their representative), including any Fund shareholder (collectively, "Investors"), shall be provided information about the Fund's portfolio on a preferential basis in advance of the provision of that same information to other investors.

    BEST INTEREST OF THE FUNDS: Information regarding the Fund's specific security holdings, sector weightings, geographic distribution, issuer allocations and related information ("Portfolio-Related Information"), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Fund's Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Funds' officers to be in the best interest of Fund shareholders.

    CONFLICTS OF INTEREST: Should a conflict of interest arise between the Fund and other service providers regarding the possible disclosure of Portfolio-Related Information, the Fund's officers shall resolve any conflict of interest in favor of the Fund's interest. In the event that a Fund officer is unable to resolve such a conflict of interest, the matter shall be referred to the Fund's Audit Committee for resolution.

    EQUALITY OF DISSEMINATION: Shareholders of the Fund shall be treated alike in terms of access to the Fund's portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information, with respect to the Fund, shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund's website). Accordingly, all Investors will have equal access to such information.

    SELECTIVE DISCLOSURE OF PORTFOLIO-RELATED INFORMATION IN CERTAIN
CIRCUMSTANCES: In some instances, it may be appropriate for the Fund to selectively disclose a Fund's Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired advisor or sub-advisor, or disclosure to a rating agency) prior to public dissemination of such information.

    CONDITIONAL USE OF SELECTIVELY-DISCLOSED PORTFOLIO-RELATED INFORMATION: To the extent practicable, each of the Fund's officers shall condition the receipt of Portfolio-Related Information upon the receiving party's agreement to both keep such information confidential and not to trade Fund shares based on this information.

    COMPENSATION: No person, including officers of the Fund or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to non-shareholders requesting Portfolio Related Information. This fee is designed to offset the Fund's costs in disseminating such information.

    SOURCE OF PORTFOLIO RELATED INFORMATION: All Portfolio-Related Information shall be based on information provided by the Fund's administrator(s)/accounting agent.

    The Fund's Board shall be responsible for overseeing the implementation of these Policies and Procedures. These Policies and Procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

    Additionally, the Fund shall maintain and preserve permanently in an easily accessible place a written copy of these Policies and Procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.


    Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Funds or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.


INVESTMENT ADVISORY SERVICES

   The investment adviser and manager of the Fund is the Adviser, a Delaware corporation, pursuant to an Advisory Agreement with the Trust. John C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.


   The Worldwide Absolute Return Fund has entered into Sub-Advisory Agreements with the following Sub-Advisers: AXA Rosenberg Investment Management LLC, Analytic Investors, Inc. ("Analytic"), Gartmore Mutual Fund Capital Trust ("GMFCT"), Gotham Advisors, Inc., Martingale Asset Management, L.P., and PanAgora Asset Management, Inc. As of the date of this SAI, the Fund's assets are allocated between GMFCT and Analytic. The Adviser and Sub-Advisers furnish an investment program for the Fund and determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold or held. With respect to Worldwide Absolute Return Fund, the Adviser recommends to the Board the employment, termination and replacement of Sub-Advisers. The Adviser, which has been an investment adviser since 1955, also acts as investment adviser or sub-investment adviser to other mutual funds registered with the SEC under the Act, and manages or advises managers of portfolios of pension plans and others.


   The Adviser or its affiliates provide the Fund with office space, facilities and simple business equipment and provide the services of executive and clerical personnel for administering the affairs of the Fund. Except as provided for in the Advisory Agreements, the Adviser or its affiliates compensate all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

   The Advisory Agreement and Sub-Advisory Agreements provide that they shall each continue in effect from year to year with respect to a Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event a vote of a majority of the Trustees who are not parties to the Advisory Agreements or Sub-Advisory Agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and Sub-Advisory Agreements may be terminated on 60 days' written notice by either party and will terminate automatically if they are assigned within the meaning of the 1940 Act.

   The expenses borne by the Fund includes the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' fees and expenses, brokerage commissions for portfolio transactions, interest and dividends paid on securities sold short, taxes, (if any), the advisory fees, extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholder and Trustee meetings and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses, expenses of registering and qualifying shares for sale (including compensation of the employees of the Adviser or its affiliate in relation to the time spent on such matters), fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.


    The management fee for Worldwide Absolute Return Fund is at an annual rate of 2.50% of average daily net assets. These fees are computed daily and paid monthly and include the fee paid to the Adviser for accounting and administrative services. For the period May 1, 2003 through December 31, 2003, the Adviser should have earned fees of $66,303. However, the Adviser waived all advisory fees. For the year ended December 31, 2004, the Advisor earned a fee in the amount of $136,888.

    For the period May 1, 2003 through December 31, 2003, the Adviser paid $7,426 to GMFCT and $10,291to Analytic. For the year ended December 31, 2004, the Adviser paid $14,837 to GMFCT and $30,516 to Analytic. Under the Advisory Agreement, the Adviser is responsible for determining the net asset value per share and maintaining the accounting records of the Fund. For these services, the agreements provide for reimbursement to the Adviser. For the year ended December 31, 2004, the Advisor was reimbursed in the amount of $84,512.



APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS


      In considering the renewal of the investment advisory and sub-advisory agreements, the Board, including the Independent Trustees, considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for meetings of the Trustees held on

April 19 and 20, 2005 to specifically consider the renewal of the Fund's investment advisory and sub-advisory agreements. Such information included, among other things, the following:

o The Adviser's and Sub-Advisers' responses to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees;
o The Adviser's financial statements and business plan with respect to its mutual fund operations;
o     Copies of the ADV of each Sub-Adviser;
o Information regarding each Sub-Advisers' organization, personnel and investment strategies;
o Profitability analysis for the Adviser with respect to the Fund and the Van Eck complex of mutual funds as a whole; and
o     Reports on a variety of compliance-related issues.

      The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the quality, nature, cost and character of the investment management services provided by the Sub-Advisers;
(2) the capabilities and background of the Sub-Advisers' investment personnel, and the overall capabilities, experience, resources and strengths of each Sub-Adviser and its affiliates in managing investment companies and other accounts utilizing similar investment strategies; (3) the quality, nature, cost and character of the administrative and other services provided by the Adviser and its affiliates, including its services in overseeing the services provided by each Sub-Adviser; (4) the nature, quality and extent of the services performed by the Adviser in interfacing and monitoring the services performed by third parties such as the Fund's custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser's commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (5) the terms of the advisory and sub-advisory agreements and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (6) the Adviser's willingness to subsidize the operations of the Fund from time to time by means of waiving a portion of its management fees or paying expenses of the Fund; (7) the actions of the Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws, and the implementation of recommendations of independent consultants with respect to market timing and related compliance issues; (8) the responsiveness of the Adviser to inquiries from regulatory agencies such as the SEC and the office of the New York Attorney General ("NYAG"); (9) the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Fund and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; and (10) the ability of the Adviser and each Sub-Adviser to attract and retain quality professional personnel to perform a variety of investment advisory and administrative services for the Fund.

      The Trustees considered the fact that the Adviser has received a Wells Notice from the SEC in connection with on-going investigations concerning market timing and related matters. The Trustees determined that the Adviser is cooperating with the SEC, the NYAG and the Independent Trustees in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonable designed to prevent harmful market timing activities by investors in the Fund. In addition, the Trustees concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

      The Board noted that the Fund commenced its operations on May 1, 2003, and that the Adviser has not realized any profits with respect to the Fund since its commencement and does not expect to realize profits in the coming year. In view of the small size of the Fund and the fact that none of the Sub-Advisers is affiliated with the Adviser, the Board concluded that profitability of a Sub-Adviser was not a relevant factor in its renewal deliberations regarding the Sub-Adviser. Similarly, the Board concluded that the Fund does not have sufficient assets for the Adviser or any Sub-Adviser to realize economies of scale for the foreseeable future, and, therefore, that the implementation of breakpoints would not be warranted at this time.

      In its renewal deliberations for the Fund, the Board further noted that the Fund is unique in its structure and investment strategy. The Board also noted that the Adviser has agreed to waive and will continue to waive through April 2006 a portion of its management fee to limit the total expenses of the Fund. The Board concluded that it would be appropriate to allow the Adviser a reasonable period of time to evaluate the effectiveness of the Fund's structure and investment strategy.

      The Board considered additional factors with respect to Analytic Investors, Inc., AXA Rosenberg Investment Management LLC, Gartmore Mutual Fund Capital Trust, Gotham Advisors, Inc., Martingale Asset Management, L.P., and PanAgora Asset Management, Inc., the Fund's Sub-Advisers. The Board noted that only Analytic and Gartmore are currently managing a portion of the Fund's assets. The Board concluded that each of the Sub-Advisers is qualified to manage the Fund's assets in accordance with its respective investment objectives and policies, that each Sub-Adviser's investment strategy is appropriate for pursuing the Fund's investment objectives, and that the respective strategies of all the Sub-Advisers would be complementary in pursuing the Fund's investment objective. The Board further concluded that it would be appropriate to allow the Sub-Advisers a reasonable period of time to evaluate the effectiveness of their investment strategies.

      The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory and sub-advisory agreements. Nor are the items described herein all encompassing of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory and sub-advisory agreements is in the interests of shareholders, and accordingly, the Board, including all of the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements for an additional one-year period.


THE DISTRIBUTOR

   Shares of the Fund are offered on a continuous basis and are distributed through Van Eck Securities Corporation, 99 Park Avenue, New York, New York (the "Distributor"), a wholly owned subsidiary of the Adviser. The Distribution Agreement is reviewed and approved annually by the Board of Trustees.


    The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Fund and preparing, printing and distributing advertising or promotional materials. The Fund will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws.




PORTFOLIO MANAGERS
INVESTMENT MANAGEMENT TEAM OF THE ADVISER
-----------------------------------------

DAVID SEMPLE. Mr. Semple joined Van Eck in 1998 as the Director of International Equity. He is also portfolio manager of other mutual funds advised by the Adviser, and a member of several of the Adviser's funds investment management teams. He has accumulated 14 years of experience in the investment business, being engaged as a manager and an analyst. Mr. Semple additionally serves as an adviser on Van Eck Multi-Strategy Partners, LP, through Van Eck Absolute Return Advisers, Corp., a hedge fund adviser wholly owned by the Adviser. Van Eck Multi-Strategy Partners, LP, has an investment strategy that differs from the strategies of the mutual funds.

JAN VAN ECK. Mr. van Eck has been the President and Trustee of the Van Eck family of funds since 1998. Mr. van Eck serves as part of the investment team advising the Worldwide Absolute Return Fund. He also serves as a Director of the Adviser and a Director of a wholly owned subsidiary of the Adviser.

INVESTMENT TEAMS OF THE FUNDED SUB-ADVISERS
-------------------------------------------

Portions of the Fund's assets are currently managed by Sub-Advisers Analytic and GMFCT.

The following portfolio managers manage the portion of the Fund's assets assigned to Analytic:

DENNIS BEIN. Mr. Bein has been with Analytic since 1995 and has served as Analytic's Chief Investment Officer since October 2004.

STEVE SAPRA. Mr. Sapra has been with Analytic since 1999 as portfolio manager.

The following are members of the investment management team which manages the portion of the Fund's assets assigned to GMFCT:

JERRY O'GRADY. Mr. O'Grady is the Managing Partner of the firm and has served Coda since its inception.

CHUCK WRIGHT. Mr. Wright has been with the firm since its inception. Mr. Wright currently serves as the portfolio manager for this portion of the Fund's assets.

TIM GAGE. Mr. Gage has been with the firm for 8 months, and was previously employed for CooperNeff Convertible Arbitrage. Mr. Gage was also a credit analyst with Morgan Stanley for five years. Mr. Gage currently services as the Senior Analyst for the team.

WAYNE ANGLACE. Mr. Anglace has been at the firm for 6 months. Previously he served at Deutche Bank as an equity researcher for 5 years. Mr. Anglace currently serves as an Analyst for the team.

CHRIS   O'GRADY.   Mr.  O'Grady  has  been  with  the  firm  for  2  1/2  years.
Previously, he served as an Equity/Bond Salesperson for Credit Suisse First Boston, Montgomery. Mr. O'Grady currently serves as a Trader for the team.

BRENDAN DILLON. Mr. Dillon has been with the firm for 2 years. Previously, Mr. Dillon served at Wachovia. Mr. Dillon currenlty serves as a Clerk, Analyst and Trading Assistant for the team.

PORTFOLIO MANAGER COMPENSATION

    Investment professionals and portfolio managers have varying compensation arrangements depending on their responsibilities. Generally, investment professionals are paid a base salary and a bonus driven by their contribution to investment performance for the past one and three-year periods. Performance is measured against benchmarks (as designated in the prospectus), against relevant peer groups, and on absolute returns, but varies by person. Managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. The firm does manage accounts with incentive fees.GMFCT takes a performance based structure in awarding discretionary bonuses.

    For Analytic, the portfolio managers' compensation consists of an industry competative base salary, discretionary bonus, and deferred compensation consisting of an allocation to the firm's commingled fund with a three year vesting period. Analytic considers three factors when awarding a discretionary bonus, including 1) performance results of the protfolio manager's investment strategy as compared to each strategy's specific benchmark as well as the firm's annual performance targets, 2) overall performance of the firm, in terms of profitability, and 3) the individual portfolio manager's contribution, based on goals established during the performance period.


PORTFOLIO MANAGER SHARE OWNERSHIP

    The   Sub-Advisers  of  the  Worldwide   Absolute  Return  Fund  (Analytic
Investors, Inc., AXA Rosenberg Investment Management LLC, Gartmore Mutual Fund Capital Trust Coda Capital Asset Management LLC, Gotham Advisors, Inc., Martingale Asset Management, L.P., and PanAgora Asset Management, Inc.,) have each asserted that the portfolio managers responsible for managing the Fund do not own any interest in the Van Eck fund complex.

    The share ownership in the Van Eck Worldwide Insurance Trust of the investment advisers, David Semple and Jan van Eck is outlined below:^

                                                             AGGREGATE DOLLAR
                                                             RANGE OF EQUITY
                                                             SECURITIES IN ALL
NAME OF INVESTMENT             DOLLAR RANGE OF             REGISTERED INVESTMENT
MANAGEMENT TEAM               EQUITY SECURITIES           COMPANIES IN FAMILY OF
ADVISER                        IN THE TRUST+              INVESTMENT COMPANIES
==================            =================           ======================

David Semple                 $10,001-$50,000                 $100,000-$500,000
Jan F. van Eck                      0                       $500,001-$1,000,000

+ In this context, "the Trust" refers to the Van Eck Worldwide Insurance Trust.

^ The valuation date for this table is March 31, 2005.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Certain of the above-referenced investment team members manage accounts outside of the mutual fund complex. Below is a table of the number of accounts each investment team member is involved with, in addition to the approximate total assets in the accounts managed within each named category.

--------------------------------------------------------------------------------------------------------------------------------
                         Accounts Managed within             Accounts Managed within
                         Registered Investment               Other Pooled Investment              Other Accounts
Investment Team          Companies & Total Assets            Vehicles & Total Assets              Managed & Total Assets
--------------------------------------------------------------------------------------------------------------------------------
ANALYTIC
--------------------------------------------------------------------------------------------------------------------------------

Dennis Bein              9 Accounts; $915.8 Million          15 Accounts; $993.0 Million          21 Accounts; $1.02 Billion
--------------------------------------------------------------------------------------------------------------------------------

                                                                 17

--------------------------------------------------------------------------------------------------------------------------------
                         Accounts Managed within             Accounts Managed within
                         Registered Investment               Other Pooled Investment              Other Accounts
Investment Team          Companies & Total Assets            Vehicles & Total Assets              Managed & Total Assets
--------------------------------------------------------------------------------------------------------------------------------

Steve Sapra              8 Accounts; $913.2 Million          11 Accounts; $814.0 Million          21 Accounts; $1.02 Billion
--------------------------------------------------------------------------------------------------------------------------------

GMFCT TEAM               2 Accounts; $47 Million             n/a                                  7 Accounts; $153 Million
--------------------------------------------------------------------------------------------------------------------------------

For GMFCT, the number of accounts outside the Van Eck complex with respect to which the advisory fee is based is 1, and the total assets of that account is $36 million. For Analytic's team member Dennis Bein, the number of accounts outside the Van Eck complex with respect to which the advisory fee is based and total assets are 15 accounts and $769.9 million. For Analytic's team member
Steve Sapra, the number of accounts outside the Van Eck complex with respect to which the advisory fee is based and total assets are 12 accounts and $720.4 million.


PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Adviser and the Sub-Advisers, are responsible for decisions to buy and sell securities and other investments for the Fund, and the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

      In purchasing and selling the Fund's portfolio investments, it is the Adviser's and Sub-Advisers' policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser and Sub-Advisers will consider various relevant factors, including, but not limited to, the size and type of the transaction, the nature and character of the markets for the security or asset to be purchased or sold, the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm, the broker-dealer's execution services rendered on a continuing basis, and the reasonableness of any commissions.


      The Adviser or a Sub-Adviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser or a Sub-Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser or a Sub-Adviser under its Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser, or Sub-Adviser in serving its other clients or clients of the Adviser's affiliates.


   The Trustees periodically review the Adviser's and Sub-Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Trustees also review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

      Investment decisions for the Fund are made independently from those of the other investment accounts managed by the Adviser, a Sub-Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser and Sub-Advisers to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which are considered in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities, and the then-availability in the particular account of funds for investment. Portfolio securities held by one client may also be held by one or more of other clients or by clients of affiliates. When two or more clients or clients of affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

      The Fund will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser or a Sub-Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The portfolio turnover rates of the Fund may vary greatly from year to year.

   Worldwide Absolute Return Fund anticipates its annual portfolio turnover rates will exceed 100%.

      Due to the high rate of turnover, a Fund will pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate, though commissions are not generally charged in fixed-income transactions. In addition, since the Fund may have a high rate of portfolio turnover, the Fund may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the SAI.

      The Adviser and Sub-Advisers may allocate Fund portfolio transactions to brokers which are affiliated with the Adviser or Sub-Adviser pursuant to procedures adopted by the Fund's Board of Trustees.


      The Adviser and Sub-Advisers do not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h), that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.


      The Adviser and Sub-Advisers, as well as their respective affiliates provide investment advisory services to other mutual funds, private investment funds, client accounts and conduct investment activities for their own accounts (together "Other Accounts") which may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally certain of the Other Accounts may also from time to time implement investment strategies which may include transactions that are identical to the Fund's positions or directly contrary to the positions taken by the Fund. These strategies may include, among others, short sales, long/short trading, and pairs trading, as well as swaps and derivates trades. These activities may not be advantageous to the Fund. While the Adviser believes the Fund is not disadvantaged it has adopted procedures to monitor potential conflicts.

POTENTIAL CONFLICTS OF INTEREST


      The Adviser's affiliate, Van Eck Absolute Advisers, Inc., ("VEARA") serves as the general partner of Hard Asset Partners L.P., a U.S. investment limited partnership which has an investment strategy substantially similar to that of the Worldwide Hard Assets Fund. Additionally, VEARA serves as the general partner of and investment adviser to Hard Asset Partners L.P., Multi-Strategy Partners L.P., and Commodity Strategies Fund LP, each a Delaware private investment partnership, as well as Hard Assets 2X Fund Ltd., Hard Assets Portfolio Ltd., and Long/Short Gold Portfolio Ltd. (together the "Private Funds"). VEARA is a wholly owned subsidiary of the Adviser.

      Hard Asset Partners L.P. and Hard Assets Portfolio Ltd. have investment strategies substantially similar to that of the Global Hard Assets Fund. Those funds also invest in the same securities as the Worldwide Hard Assets Fund on a long/short basis. Additionally, the Commodity Strategies Fund LP has investment strategies that may be similar to those of International Investors Gold Fund, Worldwide Hard Assets Fund and Global Hard Assets Fund. The mutual funds may invest in commodities but they do so to a much lesser extent than the Commodity Strategies Fund LP, which makes such investments as its principal investment strategy. Thus, the potential conflict of interest between the hedge funds and the mutual funds is minimal.


      The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. The above listed entities and such other entities or accounts (the "Other Clients") may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally, the Private Funds may also from time to time implement investment strategies which the Adviser decides are not advantageous to the Funds, and which may include transactions that are directly contrary to the positions taken by the Funds. These strategies may include, among others, short sales, long short trading, and pairs trading, as well as swaps and derivatives trades.


      When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Funds, the prices of the Funds' securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that a Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When other Funds or Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. In addition, certain of the portfolio managers of the Funds serve as portfolio managers to Other Clients. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by the Funds to the Adviser. The Adviser does not believe that its activities materially disadvantage the Funds. The Adviser has implemented procedures to monitor trading across the Funds and its other clients.

      SUB-ADVISERS

      The Sub-Adviser, GMFCT, has asserted that there are no material conflicts of interest between the investment strategies of the Worldwide Absolute Return Fund and the other accounts the investment team manages.

      The Sub-Adviser, Analytic, has established procedures whereby investments are allocated in a fair and equitable manner, and no client or strategy is granted preferential treatment. Analytic is committed to a trade allocation policy that ensures that all clients are treated on a fair and equitable basis, in a consistent and timely manner, given the facts and circumstances involved. Whenever possible, trades in similar accounts for the same security will be done as a block trade. In instances of a partial fill, trades will be allocated to each account based on that account's percentage of the original trade. Each account's calculated share will be rounded to the nearest share, bond, contract or nearest most reasonable unit. In instances where the order is filled at different prices, trades will be allocated in a manner that typically involves taking an average of the price and commission. Although in such instances, clients will be charged the average price, Analytic will make the information regarding the actual transactions available to clients upon the client's request.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's proxy voting record for the twelve month period ended June 30 will be available on Van Eck's website at http://www.vaneck.com and on the SEC's website at http://www.sec.gov.

The Fund has delegated authority to vote proxies for the Funds' portfolio securities to the Sub-Advisers.

CODE OF ETHICS

      The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the "Personnel"). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

      Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for supervising the operation of the Fund. It establishes the Fund's major policies, reviews investments, and provides guidelines to the Advisor and others who provide services to the Fund.

    AUDIT COMMITTEE


    During the 2004 fiscal period, the members of the Audit Committee were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short, and Richard D. Stamberger. This Committee met once during 2004. The duties of this Committee include meeting with representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.


    GOVERNANCE COMMITTEE


    During the 2003 fiscal period, the members of the Governance Committee of the Board of Trustees were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short, and Richard D. Stamberger. This Committee met once during 2004. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar corporate matters.


    The Funds' Independent Trustees are solely responsible for nominating Independent Trustees for election by shareholders. All Trustees considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the trust, other Van Eck funds, the Adviser or any of their affiliated persons, any potential conflicts of interest, and other factual information necessary for compliance with the securities laws.

    The Board generally adheres to certain procedures for the selection of Trustee candidates. First, the Board meets with candidates and conducts interviews of candidates. The Board then discusses the candidates, their interviews, and their credentials. Lastly, the Board submits the candidates' names to formal elections.




    TRUSTEE INFORMATION

    The Trustees and officers of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.


-------------------------------------------------------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S      POSITION(S)    TERM OF              PRINCIPAL                    NUMBER OF     OTHER
NAME, ADDRESS(1)         HELD           OFFICE(2) AND        OCCUPATION(S)                PORTFOLIOS    DIRECTORSHIPS
AND DATE OF BIRTH        WITH FUND      LENGTH OF            DURING PAST                  IN            HELD OUTSIDE THE FUND
                                        TIME SERVED          FIVE YEARS                   FUND COMPLEX  COMPLEX:
                                                                                          OVERSEEN BY
                                                                                          TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
-------------------------------------------------------------------------------------------------------------------------------
Jan F. van Eck(3)        Trustee        Since 1998           Director, Van Eck            9             None
42#                                                          Associates Corporation;
                                                             President and Director,
                                                             Van Eck Securities
                                                             Corporation and other
                                                             affiliated companies;
                                                             President and Director,
                                                             Van Eck Capital, Inc.;
                                                             President and Director,
                                                             Van Eck Absolute Return
                                                             Advisers Corporation;
                                                             Director, Greylock Capital
                                                             Associates LLC
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-------------------------------------------------------------------------------------------------------------------------------
Richard C. Cowell        Trustee        Since 1985           Private investor             9             Director, West Indies
78P. ++                                                                                                 & Caribbean
                                                                                                        Development Ltd.



-------------------------------------------------------------------------------------------------------------------------------
David J. Olderman        Trustee        Since 1994           Private investor             9             None
70P.  ++

-------------------------------------------------------------------------------------------------------------------------------

Ralph F. Peters          Trustee        Since 1987           Private investor             9             None
76P. ++


-------------------------------------------------------------------------------------------------------------------------------

                                                             23


-------------------------------------------------------------------------------------------------------------------------------
TRUSTEE'S/OFFICER'S      POSITION(S)    TERM OF              PRINCIPAL                    NUMBER OF     OTHER
NAME, ADDRESS1           HELD           OFFICE2 AND          OCCUPATION(S)                PORTFOLIOS    DIRECTORSHIPS
AND DATE OF BIRTH        WITH FUND      LENGTH OF            DURING PAST                  IN            HELD OUTSIDE THE FUND
                                        TIME SERVED          FIVE YEARS                   FUND COMPLEX  COMPLEX:
                                                                                          OVERSEEN BY
                                                                                          TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------


R. Alistair Short        Trustee        Since June 2004      Managing Director, The       N/A           Director, Techbanc,
52                                                           GlenRockGroup, LLC                         Inc. (venture capital
                                                             (private equity investment                 company)
                                                             firm), May 1, 2004 to
                                                             present; Director,
                                                             Techbanc, Inc., August
                                                             1999- present; President,
                                                             Apex Capital Corporation
                                                             (personal invesment
                                                             vehicle), Jan. 1999 - May
                                                             1, 2004; President, Matrix
                                                             Global Investments
                                                             (investment company), July
                                                             1997 - Jan. 1999

-------------------------------------------------------------------------------------------------------------------------------
Richard D. Stamberger    Trustee        Since 1994           President and CEO,           9             Partner and
46P.  ++                                                     SmartBrief. com                            Co-founder, Quest
                                                                                                        Partners, LLC;
                                                                                                        Executive Vice
                                                                                                        President, Chief
                                                                                                        Operating Officer
                                                                                                        and Director of
                                                                                                        NuCable Resources
                                                                                                        Corporation; Trustee
                                                                                                        of two other
                                                                                                        investment companies
                                                                                                        advised by the
                                                                                                        Adviser

-------------------------------------------------------------------------------------------------------------------------------




INTERESTED DIRECTOR

         The Van Eck family currently owns 100% of the shares of the Funds' Adviser, a Delaware corporation that serves as an investment adviser to the Fund, pursuant to an Advisory Agreement with the Trust. John C. van Eck, Sigrid van Eck, Jan F.
van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.

-------------------------------------------------------------------------------------------------------------------------------
         Additionally, Jan F. van Eck is currently a Director of the Fund's Adviser and a Director of the Distributor. He
also owns shares in the Fund's Adviser. Jan van Eck is thus considered an interested trustee.


OFFICER INFORMATION

-------------------------------------------------------------------------------------------------------------------------------

TRUSTEE'S/OFFICER'S       POSITION(S) HELD         TERM OF               PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
ADDRESS(1)                WITH FUND                OFFICE(2) AND LENGTH
AND DATE OF BIRTH                                  OF TIME SERVED
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
-------------------------------------------------------------------------------------------------------------------------------
Alex W. Bogaenko          Controller               Since 1997            Director of Portfolio Administration, Van Eck
42                                                                       Associates Corporation and Van Eck Securities
                                                                         Corporation; Officer of two other investment
                                                                         companies advised by the Adviser
-------------------------------------------------------------------------------------------------------------------------------


                                                           24

-------------------------------------------------------------------------------------------------------------------------------

TRUSTEE'S/OFFICER'S       POSITION(S) HELD         TERM OF               PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
ADDRESS(1)                WITH FUND                OFFICE(2)AND LENGTH
AND DATE OF BIRTH                                  OF TIME SERVED
-------------------------------------------------------------------------------------------------------------------------------
Keith Carlson             Chief Executive          Since 2004            Managing Director, Van Eck Securities Corporation
49                        Officer and President                          since February 2004; Private Investor, June
                                                                         2003-January 2004; Independent Consultant,
                                                                         Waddell & Reed, Inc., April 2002-May 2003;
                                                                         Senior Vice President, Waddell & Reed, Inc.,
                                                                         December 2002-March 2003; President/Chief
                                                                         Executive Officer/Directors, Ivy Mackenzie
                                                                         Distributors, Inc., June 1993-December 2002;
                                                                         Chairman/Director/President, Ivy Mackenzie
                                                                         Services Corporation, June 1993-December 2002;
                                                                         Chairman/Director/Seniro Vice presidence, Ivy
                                                                         Management Inc., January 1992-December 2002;
                                                                         President/Chief Executive
                                                                         Officer/Director/Executive Vice President/Senior
                                                                         Vice President, April 1985-December 2002.

-------------------------------------------------------------------------------------------------------------------------------
Charles T.Cameron         Vice President           Since 1996            President, Worldwide Bond Fund; Director of Trading,
43                                                                       Van Eck Associates Corporation; Co-Portfolio
                                                                         Manager, Worldwide Bond Fund Series; Officer of
                                                                         another investment company advised by the Adviser
-------------------------------------------------------------------------------------------------------------------------------
Patricia A. Maxey         Vice President,          Since 2004            Van Eck Associates Corporation since February 2004;
38                        Secretary, and Chief                           Associate, Kirkpatrick & Lockhart LLP (law firm),
                          Compliance Officer                             2001 - February 2004; Associate General Counsel,
                                                                         Legg Mason Wood Walker, Inc., 1999-2000.

-------------------------------------------------------------------------------------------------------------------------------
Susan C. Lashley          Vice President           Since 1988            Vice President, Van Eck Associates Corporation; Vice
50                                                                       President, Mutual Fund Operations, Van Eck
                                                                         Securities Corporation; Officer of two other
                                                                         investment companies advised by the Adviser

-------------------------------------------------------------------------------------------------------------------------------
Bruce J. Smith            Vice President and       Since 1985            Senior Vice President and Chief Financial Officer,
50                        Treasurer                                      Van Eck Associates Corporation, Van Eck Securities
                                                                         Corporation and other affiliated companies; Officer
                                                                         of two other investment companies advised by the
                                                                         Adviser

-------------------------------------------------------------------------------------------------------------------------------
Derek S. van Eck(3)       Executive Vice           Since 1999            President of Worldwide Hard Assets Fund series and
41+#                      President                                      the Worldwide Real Estate Fund series of Van Eck
                                                                         Worldwide Insurance Trust and the Global Hard
                                                                         Assets Fund series of Van Eck Funds; Executive
                                                                         Vice President and Director, Global Investments;
                                                                         President and Director of Van Eck Associates
                                                                         Corporation; Executive Vice President and
                                                                         Director, Van Eck Securities Corporation and
                                                                         other affiliated companies; Director, Greylock
                                                                         Capital Associates LLC.

-------------------------------------------------------------------------------------------------------------------------------

     ----------------
     (1)  The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.
     (2)  Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent trustees, which provides that independent trustees shall resign from the board on December
          31 of the year such trustee reaches the age of 75. With respect to the Trustees currently serving, the mandatory retirement policy shall not apply until after December 31, 2007. Officers are elected yearly by the Trustees.
     (3)  Messrs. Jan F. van Eck and Derek S. van Eck are brothers and each is the son of John C. van Eck, who retired from the
          Board as of December 31, 2003..


                                                                 25

     #    An "interested person" as defined in the 1940 Act. Jan F. van Eck and Derek S. van Eck are interested persons as they own shares and are on the Board of the investment adviser.

     ++   Member of the Governance Committee.
     P.   Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent registered public accounting firms.
     +    Mr. Derek van Eck resigned from the Board of Trustees as of June 1, 2004.



TRUSTEE SHARE OWNERSHIP

                                                             AGGREGATE DOLLAR
                                                              RANGE OF EQUITY
                                                               SECURITIES IN ALL
                             DOLLAR RANGE OF               REGISTERED INVESTMENT
                             EQUITY SECURITIES            COMPANIES IN FAMILY OF
NAME OF DIRECTOR               IN THE TRUST+               INVESTMENT COMPANIES
================             =================            ======================

Jan F. van Eck                      0                          Over $100,000
Ralph F. Peters                     0                            $1-10,000
David J. Olderman                   0                              None
R. Alastair Short                   0                              None
Richard D. Stamberger               0                              None
Richard C. Cowell                   0                              None

+  The valuation date for the Trustee Share Ownership table is March  31, 2005.



2004 COMPENSATION TABLE


    A compensation schedule for the Trust's independent Trustees was established by the Governance Committee and approved by the Board at the April 2004 Board meeting. The trustee compensation schedule generally includes i) a retainer in the amount of $5,000 per quarter, ii) a meeting fee in the amount of $5,000 per meeting in which the trustee participates either in person or via telephone,
iii) a fee in the amount of $2,500 per quarter to the "Lead Trustee," and iv) a fee in the amount of $750 per quarter to the chairpersons of both the Audit Committee and the Governance Committee.

    The table below includes certain information relating to the compensation of the Trustees paid by the Trust for the fiscal year ended December 31, 2004. Annual Trustee fees may be reviewed periodically and changed by the Trust's Board.



-------------------------------------------------------------------------------------------------------------------------------
                                   AGGREGATE                                                TOTAL COMPENSATION
NAME OF PERSON                   COMPENSATION                       TRUST                       FROM FUND
POSITION                     FROM TRUST(INFINITY)           DEFERRED COMPENSATION      COMPLEX (a) PAID TO TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED
-------------------------------------------------------------------------------------------------------------------------------
Jan F. van Eck                        N/A                            N/A                            N/A
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
-------------------------------------------------------------------------------------------------------------------------------
Richard C. Cowell                   $17,661                          --                           $40,250
-------------------------------------------------------------------------------------------------------------------------------
David J. Olderman                   $22,478                          --                           $50,250
-------------------------------------------------------------------------------------------------------------------------------

                                                                 26

-------------------------------------------------------------------------------------------------------------------------------
Ralph F. Peters                     $15,565                          --                           $39,250
-------------------------------------------------------------------------------------------------------------------------------
R. Alastair Short                   $12,109                          --                           $25,000
-------------------------------------------------------------------------------------------------------------------------------
Richard D. Stamberger               $14,014                        $4,672                         $42,500
-------------------------------------------------------------------------------------------------------------------------------


(a) The term "Fund Complex" refers to the Fund, other series of the Trust and all other funds (including all of their portfolios)
advised by the Adviser. The Trustees are paid a fee for their services to the Trust. No other compensation, including pension or other retirement benefits, is paid to the Trustees by the fund complex.
-----------------------------------------------------------------------------------------------------------------------------


^ The term "Trust" in this context refers to Van Eck Worldwide Insurance Trust, of which Worldwide Absolute Return Fund is a series.



PRINCIPAL SHAREHOLDERS

As of March 31, 2004, shareholders record of 5% more of the 1, outstanding shares of theof Funds were asor follows:


         --------------------------------------------------------------------
         INSURANCE COMPANY                                        WWAR
         --------------------------------------------------------------------

         Nationwide Life Insurance Company                           20.299%
         Jefferson National Life Insurance Company                    5.796%
         Van Eck Securities Corporation                              29.553%
         Canada Life                                                 25.132%
         Lincoln Benefit Life Insurance Company/Allstate
         Life of New York                                            18.397%


PURCHASE OF SHARES

      The Worldwide Absolute Return Fund may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Fund are not open for business). Consequently, since the Fund will compute its net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Fund may be significantly affected on days when an investor has no access to the Fund. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it is in a Fund's best interest to do so. Certificates for shares of the Fund will not be issued.

VALUATION OF SHARES

      The net asset value per share of the Fund is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed at the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays: New Year's Day, Martin Luther King Jr.'s birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

      Shares of the Fund are sold at the public offering price, which is determined once each day the Fund is open for business and is the net asset value per share.

      The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Fund have been received.

      The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

      Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Fund may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund's net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

    Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, a Fund must use the security's "fair value" as determined in good faith in accordance with the Funds' Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds' Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices. Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

    In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.


    Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.


There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds' fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

TAXES

   The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and
(b) satisfy certain diversification requirements.

      As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

REDEMPTIONS IN KIND

      The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period in the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

PERFORMANCE

   The Fund may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                  P(1+T)  = ERV

         Where:  P    =   a hypothetical initial payment of $1,000
                 T    =   average annual total return
                 n    =   number of years
                 ERV  =   ending redeemable value of a hypothetical 1,000
                          payment made0at the beginning of 1, 5, or 10 year periods at the end of the year or period;


      The calculation assumes the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

   The Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                               [(B-A)/A](100)=ATR

         Where:   A    =     initial investment
                  B    =     value at end of period
                  ATR  =     aggregate total return

   The calculation assumes the maximum sales charge is deducted from the initial payment and assumes all distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

      Performance figures of a Fund are not useful for comparison purposes, because they do not reflect the charges and deductions at the separate account level.


    AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2004
    -------------------------------------------------------------------
    (after maximum sales charge)
                                     1 Year     Life-of-Fund*

    -----   --------    --------    --------    -------
    Worldwide Absolute Return Fund    0.30%      0.06%


    *Inception: 5/1/2003

ADVERTISING PERFORMANCE


    The Fund may quote performance results from recognized publications which monitor the performance of mutual funds, and the Funds may compare their performance to various published historical indices. These publications are listed in Part C of the Appendix. In addition, the Funds may quote and compare their performance to the performance of various economic and market indices and indicators, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average, the NASDAQ Composite Index, Morgan Stanley Capital International World Index, Morgan Stanley Capital International Emerging Markets Free Index, Morgan Stanley Capital International Europe, Australia, Far East Index, Goldman Sachs Commodities Index, Goldman Sachs Natural Resources Index, NAREIT Equity Index, Morgan Stanley REIT Index, Financial Times Gold Mine Index, Philadelphia Stock Exchange Gold and Silver (XAU) Index, Citigroup World Government Bond Index, and GDP data. Descriptions of these indices are provided in the Appendix.



DESCRIPTION OF THE TRUST

      Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

   The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. Currently, five series of the Trust are being offered, which shares constitute the interests in Worldwide Absolute Return Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund.

      Worldwide Absolute Return Fund is classified as a non-diversified fund under the 1940 Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another Fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new series.

      Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board of Trustees, approved the Advisory Agreement and ratified the selection of the Trust's independent accountants. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shareholders of the Fund are entitled to vote matters affecting all of the Fund (such as the election of Trustees and ratification of the selection of the Trust's independent accountants). On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholder of the Fund, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders.

      Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

ADDITIONAL INFORMATION

      CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust's portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

      TRANSFER AGENT. Forum Financial Group LLC, Two Portland Square, Portland, Maine 04101, serves as the Funds' transfer agent.


      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the Trust's independent registered public accounting firm.


      COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The financial statements of Worldwide Absolute Return Fund for the fiscal year ended December 31, 2004 are incorporated by reference from the Fund's Annual Report to Shareholders, which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

APPENDIX: RATINGS

                             CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA--An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B' `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated `BB' is more vulnerable to nonpayment than obligations rated `BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated `CC' is currently highly vulnerable to nonpayment.

C--The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D--An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P--The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L--The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*--Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

r--The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. --Not Rated.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                             PREFERRED STOCK RATINGS


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:


aaa--An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa--An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a--An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa--An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

ba--An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b--An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa--An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca--An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c--This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S CORPORATION PREFERRED STOCK RATINGS:

AAA--This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA--A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB--An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC--Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC--The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C--A preferred stock rated C is a non-paying issue.

                             SHORT TERM DEBT RATINGS


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS:


Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity normally will be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to range of financial markets and assured sources of alternate liquidity.


Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.


Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

                        Van Eck Worldwide Insurance Trust

                                     PART C
                                OTHER INFORMATION

ITEM 23.    EXHIBITS.


(a)   (1)   Master Trust Agreement. (1)

      (2)   Amendment No. 1 to Master Trust Agreement. (1)

      (3)   Amendment No. 2 to Master Trust Agreement. (1)

      (4)   Amendment No. 3 to Master Trust Agreement. (1)

      (5)   Amendment No. 4 to Master Trust Agreement. (1)

      (6)   Amendment No. 5 to Master Trust Agreement. (1)

      (7)   Amendment No. 6 to Master Trust Agreement. (1)

      (8)   Amendment No. 7 to Master Trust Agreement. (1)

      (9)   Amendment No. 8 to Master Trust Agreement. (1)

      (10)  Amendment No. 9 to Master Trust Agreement. (1)

      (11)  Amendment No. 10 to Master Trust Agreement. (1)

      (12)  Amendment No. 11 to Master Trust Agreement. (1)

      (13)  Amendment No. 12 to Master Trust Agreement. (1)

      (14)  Amendment No. 13 to Master Trust Agreement. (3)

      (15)  Amendment No. 14 to Master Trust Agreement.(4)

      (16)  Amendment No. 15 to Master Trust Agreement. (4)


(b)   By-Laws of Registrant. (1)

(c)   (1)   Rights of security holders are contained in Articles IV, V and VI of the Registrant's Master Trust Agreement, as amended, and Article 9 of the Registrant's By-Laws, both of which are incorporated by reference above.

      (2) Form of certificate of shares of beneficial interest of Worldwide Hard Assets Fund (formerly Gold and Natural Resources Fund). (1)


(d)   (1)   Advisory Agreement. (3)

      (2) Form of Sub-Advisory Agreement with respect to Worldwide Absolute Return Fund. (3)

            (i) Schedule of Parties to Sub-Advisory Agreements with respect to Worldwide Absolute Return Fund. (5)

            (ii)    Gotham Advisors, Inc. Sub-Advisory Agreement. (5)

                        Van Eck Worldwide Insurance Trust


 (e)  (1)   Distribution  Agreement  with respect to Worldwide  Hard Assets Fund
            (formerly Gold and Natural  Resources Fund) and Worldwide Bond Fund.
            (1)

            (i) Amendments to Distribution Agreement (Worldwide Emerging Markets) (4)

            (ii)    Amendment to Distribution  Agreement  (Worldwide Real Estate
                    Fund) (4)

            (iii) Amendment to Distribution Agreement (Worldwide Absolute Return Fund) (4)


      (2) Distribution Agreement with respect to Worldwide Absolute Return Fund and Worldwide Ultra Short-Term Income Fund. (3)

      (3)   Fund Participation Agreement. (1)

 (f)  Not Applicable.

 (g)  Custodian Agreement. (2)

 (h)  (1)   Shareholder Services Agreement with CNA. (5)

 (i)  Opinion and Consent of Counsel (4)

 (j)  (1)   Consent of Independent  Registered  Public  Accounting  Firm - filed herewith.

      (2)   Powers of Attorney. (5)

      (3)   Power of Attorney for R. Alastair Short - filed herewith.

 (k)  Not Applicable.

 (l) Subscription Agreements for Registrant's initial series, Worldwide Hard Assets Fund (formerly Gold and Natural Resources Fund) and Worldwide Bond Fund (formerly Global Bond Fund). (1)

 (m)  Not Applicable.

 (n)  Multiple Class Plan pursuant to 18f-3. (4)

 (o)  Reserved.

 (p)  (1)   Code of Ethics of the  Registrant,  its  Investment  Adviser and its
            Principal Underwriter. (2)

      (2)   Code of Ethics for Sub-Advisers. (4)

------------
(1) Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed on March 1, 1999.

                        Van Eck Worldwide Insurance Trust


(2) Incorporated by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed on April 6, 2001.
(3) Incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed on March 27, 2003.

(4) Incorporated by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed on April 30, 2004.
(5) Incorporated by reference to Post Effective Amendment No. 27 to Registrant's Registration Statement, File Nos. 033-13019 and 811-05083, filed February 25, 2005.

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

      Not Applicable.

ITEM 25.    INDEMNIFICATION.

     Reference is made to Article VI of the Master Trust Agreement of the Registrant, as amended, Item 7 of the Advisory Agreement, Item 8 of the Subadvisory Agreements and Section 5 of the Distribution Agreements.

     The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee's, officer's, employee's or agent's office.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     Van Eck Associates Corporation is a registered investment adviser and provides investment advisory services to the Registrant. The description of Van Eck Associates Corporation under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by

                        Van Eck Worldwide Insurance Trust


reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by investment adviser and its officers, directors or partners within the past two fiscal years is set forth under the caption "Trustees and Officers" in the Registrant's Statement of Additional Information and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21340), both of which are incorporated herein by reference.

     Analytic Investors, Inc. serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of Analytic Investors, Inc. under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Analytic Investors, Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7082) is incorporated herein by reference.

     AXA Rosenberg Investment Management LLC serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of AXA Rosenberg Investment Management LLC under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of AXA Rosenberg Investment Management LLC set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56080) is incorporated herein by reference.

     Gartmore Mutual Fund Capital Trust (formerly, also known as Gartmore Global Investments) serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of Gartmore Mutual Fund Capital Trust under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Gartmore Mutual Fund Capital Trust set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56370) is incorporated herein by reference.

     Gotham Advisors, Inc. serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of Gotham Advisors, Inc. under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Gotham Advisors, Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-40467) is incorporated herein by reference.



     Martingale Asset Management, L.P. serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of Martingale Asset Management, L.P. under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the

                        Van Eck Worldwide Insurance Trust


directors and officers of Martingale Asset Management, L.P. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-30067) is incorporated herein by reference.

     PanAgora Asset Management, Inc. serves as a sub-adviser to the Worldwide Absolute Return Fund. The description of PanAgora Asset Management, Inc. under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement is incorporated herein by reference. Information on the directors and officers of PanAgora Asset Management, Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-35497) is incorporated herein by reference.



ITEM 27.    PRINCIPAL UNDERWRITERS

     (a)  Van  Eck  Securities   Corporation,   principal  underwriter  for  the
Registrant, also distributes shares of Van Eck Funds and Van Eck Funds, Inc.

     (b) The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation:

NAME AND PRINCIPAL BUSINESS    POSITIONS AND OFFICES    POSITIONS AND OFFICES
ADDRESS                        WITH UNDERWRITER         WITH REGISTRANT
--------------------------------------------------------------------------------

Keith J. Carlson               Managing Director        Chief Executive Officer
99 Park Avenue                                          and President
New York, NY 10016

Keith A. Fletcher              Executive Vice           None
99 Park Avenue                 President and Director
New York, NY 10016

Patricia A. Maxey              Vice President and       Vice President,
99 Park Avenue                 Secretary                Secretary and Chief
New York, NY 10021                                      Compliance Officer

Bruce J. Smith                 Chief Financial Officer  Vice President and
99 Park Avenue                 and FINOP                Treasurer
New York, NY 10016

Jan F. van Eck                 President and Director   Trustee
99 Park Avenue
New York, NY 10016

Derek S. van Eck               Director                 Executive Vice President
99 Park Avenue
New York, NY 10016

                        Van Eck Worldwide Insurance Trust


      (c) Not Applicable


ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS.

     The location of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder is set forth below.

     Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(1), 31a-1(b)(2)(i), 31a-1(b)(2)(ii), 31a-1(b)(2)(iii), 31a-1(b)(4),
31a-1(b)(5), 31a-1(b)(6),  31a-1(b)(7), 31a-1(b)(8), 31a-1(b)(9),  31a-1(b)(10),
31a-1(b)(11),  31a-1(b)(12),  31a-1(d),  31a-1(f),  31a-2(a)(1) and 31a-2(e) are
located at Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016.

     Accounts, books and documents maintained pursuant to 17 CFR 270 31a-2(c) are located at Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016.

     Accounts, books and records regarding the custodian and custodial services are located at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110,

     Accounts,   books  and  documents   maintained   pursuant  to  17  CFR  270
31a-1(b)(2)(iv) and 31a-2(a)(1) are located at Citigroup Global Transaction Services, Two Portland Square, Portland, Maine 04101.

     Accounts,   books  and  documents   maintained   pursuant  to  17  CFR  270
31a-1(b)(3), 31a-1(c), 31a-1(e), 31a-2(b), 31a-2(d) and 31a-3 are not applicable to the Registrant.

     All other records are maintained at the offices of the Registrant at 99 Park Avenue, New York, NY 10016.


ITEM 29.    MANAGEMENT SERVICES.

     None

ITEM 30.    UNDERTAKINGS.

     Not applicable.

                        Van Eck Worldwide Insurance Trust


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 28 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on this 25th day of April 2005.


                                  VAN ECK WORLDWIDE INSURANCE TRUST


                                  By: /s/ Keith J. Carlson
                                      --------------------------
                                     Name: Keith J. Carlson
                                     Title: President & Chief Executive Officer


     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 28 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                  TITLE                                 DATE
-------------------------  ------------------------------------  ---------------


/s/ Keith J. Carlson       Chief Executive Officer & President   April 25, 2005
-------------------------
Keith J. Carlson

/s/ Bruce J. Smith         Vice President & Treasurer            April 27, 2005
-------------------------
Bruce J. Smith

/s/ Richard Cowell         Trustee                               April 27, 2005
-------------------------
Richard Cowell*

/s/ Ralph F. Peters        Trustee                               April 27, 2005
-------------------------
Ralph F. Peters*

/s/ David J. Olderman      Trustee                               April 27, 2005
-------------------------
David J. Olderman*

/s/ Richard D. Stamberger  Trustee                               April 27, 2005
-------------------------
Richard D. Stamberger*

/s/ R. Alastair Short      Trustee                               April 27, 2005
-------------------------
R. Alastair Short*

                        Van Eck Worldwide Insurance Trust


SIGNATURE                  TITLE                                 DATE
-------------------------  ------------------------------------  ---------------


/s/ Jan F. van Eck         Trustee                               April 27, 2005
-------------------------
Jan F. van Eck*


* By: /s/ Patricia Maxey
      ------------------------------
     Patricia Maxey
     Attorney-in-Fact

                        Van Eck Worldwide Insurance Trust


                                INDEX TO EXHIBITS

Exhibit
Number      Description
------      -----------


(j)(1)      Consent of Independent Registered Public Accounting Firm

(j)(3)      Powers of Attorney